                                                                    Exhibit 10.2

================================================================================
                           STANDARD FORM OF LOFT LEASE
                                The Real Estate
                             Board of New York, Inc.
================================================================================

Agreement of Lease, made as of the 1st day of July, 2002, between MOKLAM ENTERPRISES, INC., a New York corporation with an address at c/o Yuco Management, Inc., 475 Fifth Avenue, 19" Floor, New York, New York 10017, party of the first part, hereinafter referred to as OWNER, and TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation with an address at 575 Broadway, New York, New York, 10012, party of the second part, hereinafter referred to as TENANT,

Witnesseth:: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire fourth, fifth and sixth floors and the roof deck (as more specifically provided in Section 42.1 below) (the "demised premises" or "Premises") in the building known as 622 Broadway, in the Borough of New York, City and State of New York, (the "Building") for the term of ten (10) years and six (6) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on July 1, 2002 and to end on December 31, 2012, both dates inclusive, at an annual rental rate as set forth in Article 63 of the rider annexed hereto and made a part hereof, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said tern, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever (except as may be otherwise specifically set forth in this lease), except that Tenant shall pay the first monthly installment on the execution hereof.

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:      1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy: 2. Tenant shall use and occupy demised premises for general and executive offices only ...

and for no other purpose whatsoever.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations, or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises [1]. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the exterior of and the public portions of the building [1a]. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees [1b], and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises cause by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality of class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill statement therefore [1c]. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises an following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease [1d]. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply. [2]

Window
Cleaning: 5. Tenant will not clean or require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements
of Law,
Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, if arising out of Tenant's [2a]. Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or methods of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any actor or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fir insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make=up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installation shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's [3] judgment, to absorb and prevent vibration, noise and annoyance.[3a]

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may [3b] request.

Tenant's Liability
Insurance Property
Loss, Damage
Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the [4] of Owner, its agents, servants [5] or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily ed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.[6]

Destruction,
Fire and
Other
Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises or access thereto are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises or access thereto are totally damaged or rendered wholly unusable [6a] by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored [6b] by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume ___ days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained herein-above shall relive Tenant from liability that ay exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed t include any loss or damage to the demises premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.[8]

Eminent
Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,
Mortgage,
Etc.: 11. Tenant, for itself, its heirs, distributees, executors, and administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric
Current: 12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, I Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at anytime of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to
Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. [9] Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. [9a] Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. [10] If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

Vault
Vault Space,
Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, of if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or action eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.[10a]

Bankruptcy: 16. (a) Anything elsewhere in this lease to be contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor, or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants of the payment of rent or additional rents; or if the demised premises becomes [10b] or deserted or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after ten (10) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of
Owner and
Waiver of
Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less that or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demises premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunctions and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and
Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder [11]. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant to therefore. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building
Alterations
and
Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public pars of the building and to change the name, number or designation by which the building may be known. [11a] There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. [9a] Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-
sentations by
Owner: 21. Neither Owner or Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or relating to the demised premises or the building except as herein expressly set forth and no rights, assessments or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence with the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in the contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of
Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet
Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rend and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure
to Give
Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencements of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if the Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of [12] to seek redress for violation of, or [13] to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulation shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agents shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of
Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy, is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4[13a].

Inability to
Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation or any department or subdivision thereof of any government agency or by reason of the condition which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and
Notices: 28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner my desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or loft at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed at the time when the same is delivered to Tenant, mailed or left at the premises herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water
Charges: 29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption of all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. Independently of an in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers: 30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures or other contents of the demises premises, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

Elevators,
Heat,
Cleaning: 31. As long as Tenant is not in default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's keep the demised premises, including the windows, clean and in order to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner, desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder. See Rider.

Security: 32. Tenant has deposited with Owner the sum of $* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. [14] In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises from a part, Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
* See Rider.

Captions: 33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. [14a] The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business day" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service upon employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably [15] delayed.

Adjacent
Excavation-
Shoring: 35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damages and to support the same by proper foundations without any claim for damages or indemnify against Owner, or diminution or abatement of rent.

Rules and
Regulations: 36. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the Rules and Regulations annexed hereto and such other and further Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such matter as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors of licenses.[15a]

Glass: 37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. [15b] Owner may insure and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel
Certificate: 38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statements certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory
Board Listing;
Successors
and Assigns: 39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons. The covenants, conditions and agreements contained in this lease shall be bind and inure to the benefit of Owner and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

------------------------
         See Rider annexed hereto and made a part hereof.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                                           Moklam Enterprises, Inc., Owner


/s/ Lloyd Shor                                               By: /s/ Raymond H. Yu                         [L.S]
--------------------------------------------                    -----------------------------------------
                                                                      Raymond H. Yu, President

Witness for Tenant                                           Take-Two Interactive Software, Inc.
                                                             --------------------------------------------


/s/ Lloyd Shor                                               By: /s/ Don Leeds                             [L.S]
--------------------------------------------                    -----------------------------------------
                                                                      Don Leeds, Executive Vice President

                                ACKNOWLEDGEMENTS



CORPORATE TENANT                                  INDIVIDUAL TENANT
STATE OF NEW YORK,                  ss.:          STATE OF NEW YORK,                  ss.:
County of                                         County of


   On this    day of       , 19   ,                 On this     day of        , 19   ,
before me personally came , to me                 before me personally came , to be
known, who being by my duly sworn,                known and known t me to be the
did depose and say that he resides                individual described in and who, as
in     that he is the       of the                TENANT, executed the foregoing
corporation described in and which                instrument and acknowledged to me
executed the foregoing instrument,                that he executed the same.
as TENANT, that he knows the seal
of said corporation; that the seal
is affixed to said instrument is
such, corporate seal; that it was
so affixed by order of the Board of
Directors of said corporation, and
that he signed his name thereto by
like order.

                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                     MADE A PART OF THIS LEASE IN ACCORDANCE
                                WITH ARTICLE 36.

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

         2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

         4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

         5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the demised premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the vent of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

         6. See Rider

         7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof.[16] Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

         8. Freight, furniture, business equipment, merchandise and bulky mater of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

         9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same. See Rider

         10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he request such pass and shall be liable to Owner for all acts of such persons. Tenant shall no have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

         11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising. See Rider

         12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises. See Rider

         13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

See additional rules and regulations in Rider.


Address      622 Broadway
             New York, New York
Premises     Entire Fourth, Fifth and Sixth Floors

                            Moklam Enterprises, Inc.

                                       TO

                              Take Two Interactive
                                 Software, Inc.

                                STANDARD FORM OF

                                      LOFT
                                      LEASE



                               Dated July 1, 2002

                       Inserts to Printed Portion of Lease


           Owner:              Moklam Enterprises, Inc.
           Tenant:             Take-Two Interactive Software, Inc.
           Premises:           Entire Fourth, Fifth and Sixth Floors
                               622 Broadway
                               New York, New York
           Date of Lease:      July 1, 2002


1. Notwithstanding anything to the contrary in this Lease, (a) without limitation of the provisions of Section 49.8 and 49.9 below, Owner shall have the right, exercisable by notice given to Tenant no later than twenty (20) days prior to the date of expiration or termination of this lease, to require Tenant to remove any fixtures, paneling, partitions, railings or other installations installed in the Premises at any time, either by Tenant or by Owner on Tenant's behalf, which (i) are not readily usable for an ordinary office tenancy or (ii) which are required to be removed by Tenant pursuant to any specific provision of this Lease including, without limitation, the provisions of Article 49 below. Any removal and/or restoration obligations of Tenant under or pursuant to this Lease shall be satisfied by Tenant paying to Owner, as Additional Rent, the actual cost of such removal and/or restoration work as incurred by Owner (if Owner or any other party shall actually perform any such removal and/or restoration work) or otherwise in accordance with the provisions of Section 49.9 below.

1a. , except that Tenant shall be responsible for the repair and maintenance of the roof deck.

1b. (except if and to the extent caused by the negligence or willful misconduct of Owner or its agents or employees.

1c. Notwithstanding anything herein to the contrary, Tenant shall not be required to make any repairs (whether structural or non-structural) if and to the extent same are necessitated solely by the negligence or willful misconduct of Owner or its agents or employees.

1d.      except as may be otherwise specifically set forth in this Lease.

2. Notwithstanding anything to the contrary set forth in this Lease, if all or at least 8,000 rentable square feet of the Premises shall become untenantable at one time for a period exceeding ten (10) consecutive business days due solely to (a) Owner's default under this Lease or (b) Owner's performance of repairs, alterations, additions or improvements to the Building other than (i) emergency repairs, (ii) work required to restore the Building after a casualty or (iii) other work required by applicable law or otherwise necessitated by reasons outside of Owner's control, then provided that Tenant is not in default under any provision of the Lease (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any), Tenant will be entitled to a pro-rata abatement of Fixed Rent (as such term is hereinafter defined) (based upon the relative rentable square footage area of the portion of the Premises rendered untenantable) commencing on the day after the expiration of the aforementioned ten (10) business day period until such time as the Premises shall again become tenantable. However, in no event will the aforementioned abatement in Fixed Rent be applicable if any repairs, alterations, additions or improvements performed by Owner arise out of Tenant's breach of its repair or other obligations under this lease.

2a. (i) particular use of the demised premises (in contradiction merely to Tenant's particular manner of use of the demised premises) and/or (ii) default under any of the provisions of this Lease.

3.       reasonable.

3a. Except as hereinafter set forth, Tenant shall be required to perform, at Tenant's sole cost and expense, any improvements, repairs, additions, alterations or change required to be made to the demised premises or the building by reason of any departmental or governmental regulation, order or law, including, but not limited to, disabilities laws and regulations, if the same are required by reason of Tenant's permitted use of the demised premises or if same arise out of Tenant's negligence, willful misconduct or tortious acts or omissions or out of Tenant's breach of any of the provisions of this lease or of applicable laws, codes, rules or regulations. However, Tenant shall not be liable for any increase in insurance premiums so long as Tenant properly utilizes the demised premises in accordance with the permitted use of the demised premises pursuant to this lease and otherwise in accordance with all applicable laws, codes, rules and regulations.

3b.      reasonably

4.       negligence, willful misconduct and tortious acts or omissions

5.       , contractors

6. Tenant shall not be obligated to indemnify Owner against any injury to persons or property, or any loss or damage, arising solely from the willful misconduct, tortious acts or omissions or negligence of Owner or Owner's agents, contractors, or employees.

6a.      or inaccessible

6b.      (or access restored)

7.       fifteen (15)

8. If the demised premises or the building is damaged and the demised premises are rendered untenantable by fire or other casualty, and Building repairs sufficient to make the Premises tenantable cannot be (as shall be reasonably determined by Owner), or are not, substantially completed within a period of ten (10) months after the date of such casualty, subject to delays by reason of Tenant Delay (hereinafter defined), or in the event that the demised premises are substantially damaged and rendered untenantable within the last year of the term and Building repairs sufficient to make the demised premises tenantable are not substantially completed within a period of thirty (30) days after the date of such casualty, subject to delays by reason of Tenant Delay or force majeure, then and in either of such events only, Tenant shall have the right to terminate this lease by written notice (registered or certified mail, return receipt requested) given to Owner given no later than fifteen (15) days after either (i) the date of Owner's determination of the inability to make such repairs or (ii) the expiration of the aforementioned periods of ten (10) months or thirty
         (30) days, as the case may be, time being of the essence, specifying a date not less than thirty (30) days therefrom for the expiration of the term of this lease. In the event of such termination of this lease, all Fixed Rent and Additional Rent (as hereinafter defined) shall be paid up to the date of such casualty. If Tenant disputes Owner's determination, such dispute shall be submitted to and determined by an independent structural engineer. The fees and expenses of the engineer shall be borne by the party against whom a determination shall be rendered.

9.       Except in the event of an emergency and except as otherwise provided in
         Article 52 and Section 92.15 below, (i) Owner will provide Tenant with reasonable notice (which may be telephonic) and (ii) Owner's access to the demised premises shall be limited to normal business hours accompanied by a representative of Tenant (if such a representative is available).

9a. Except in an emergency, in connection with work performed by Owner pursuant to Articles 4, 13 and 20, if any, Owner shall use commercially reasonable efforts to avoid unreasonable interference with Tenant's use and occupancy of the demised premises and its access thereto, to the extent practicable. Owner shall perform its work with reasonable diligence [subject to Tenant Delay (hereinafter defined) and force majeure] and in a good, workmanlike manner. However, nothing contained in this insert or elsewhere in this Lease shall obligate Owner to use overtime labor or incur any other additional cost, expense or liability to perform any work, Upon the completion of such work, the usable area of the demised premises shall not have been reduced (except to an immaterial extent) and. to the extent reasonably practicable, Owner shall restore the portions of the demised premises affected by such work to substantially the condition they were in immediately prior to the performance of such work. Owner shall not make any additions, alterations or improvements to the demised premises that are not necessary but merely desirable, unless the same are desired by Owner in order to improve the functioning or appearance of the Building and/or any building systems or to reduce the cost of operation thereof.

10. In the event of an emergency, Owner will endeavor to call Tenant's emergency contact (to the extent Owner has been previously notified in writing of such contact) if a representative of Tenant is not available to permit entry into the Premises; provided, however, that Owner's failure to call such emergency contact shall not be deemed a breach by Owner under this lease.

10a. Owner represents that a true copy of the certificate of occupancy for the Building is annexed hereto.

10b.     abandoned

11. if, in each instance, such default has not been cured by Tenant within the applicable cure period, if any, specifically provided for in this lease with regard to such default.

11a. Unless required by applicable laws, codes, ordinances, rules or regulations or the requirements of any governmental or municipal agency, Owner agrees that Owner's right to change the arrangement and/or location of the foregoing shall not decrease the usable area of the demised premises other than to an immaterial extent or unreasonably impair Tenant's ingress to or egress from the demised premises.

12.      either Owner or Tenant

13.      the failure of Owner

13a. unless Tenant's failure to impose such counterclaim would result in a waiver of Tenant's right to assert same.

14. Owner shall not apply the cash security deposit (if any), or draw down or apply the proceeds of the letter of credit to be posted by Tenant, to cure any default unless Tenant has failed to cure such default within the applicable cure period which is specifically provided for in this lease with respect to such default, if any.

14a. Owner shall not be relieved of liability for any bona fide claim properly asserted by Tenant against Owner arising out of this Lease before the date of such sale if the purchaser shall have no liability to Tenant with respect to such claim, either contractually or as a matter of law.

15.      conditioned or

15a. All rules and regulations shall be enforced by Owner in a non-discriminatory manner, and in the event of any conflict between the rules and regulations and the substantive provisions of this lease, the substantive provisions of this lease shall control.

15b.     If Tenant shall fail to do so,

16.      unless Owner is given a master key thereto.

                     RIDER TO LEASE DATED AS OF JULY l, 2002
                    BETWEEN MOKLAM ENTERPRISES, INC., OWNER,
                AND TAKE-TWO INTERACTIVE SOFTWARE, INC., TENANT,
             IN RESPECT OF THE ENTIRE FOURTH, FIFTH AND SIXTH FLOORS
            IN THE BUILDING KNOWN AS 622 BROADWAY, NEW YORK, NEW YORK


40.      Provisions of Rider

         If any of the provisions of this rider conflict or are otherwise inconsistent with any of the printed provisions of this Lease, or with any of the rules and regulations appended to this Lease, the provisions of this rider shall prevail and be binding. Any capitalized term contained in this rider shall have the definition assigned to such term in this Lease, unless otherwise indicated.

41.      Binding Effect

         Submission by Owner of the within Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Owner and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties or their respective attorneys.

42.      Certain Definitions

         For purposes of this Lease, unless the context otherwise requires, the terms defined below shall have the meanings hereinafter specified, whenever such terms are utilized in this Lease:

         42.1. The term "Premises" shall refer to the demised premises. The Premises shall also include the roof deck, as more particularly described in Exhibit C annexed hereto and made a part hereof. Except for the roof deck, in no event shall the Premises be deemed to include any exterior portion of the Building (including, without limitation, the flagpole on the Broadway side of the Building) or any interior area in the Building other than the interior fourth, fifth and sixth floor areas of the Building.

         42.2. The term "Building" shall refer to the building of which the Premises form a part and, for the purposes of Article 74, shall include the land ("Land") on which the Building is situated.

         42.3. The term "Fixed Rent" shall mean rent at the annual rental rate provided for in Article 63 of this rider.

         42.4. The term "Additional Rent" shall mean all sums of money, other than Fixed Rent, as shall become due and payable from Tenant to Owner hereunder or under or pursuant to any other agreement or understanding between Owner and Tenant relating to the Premises, and Owner shall have the same remedies for the nonpayment thereof as for the nonpayment of Fixed Rent. Unless otherwise specified herein, Additional Rent shall be due and payable to Owner on the date which shall be fifteen (15) days after Tenant shall have been billed therefor.

         42.5. The term "Rent" or "Rents" shall mean Fixed Rent and Additional Rent.

         42.6. The term "Commencement Date" shall mean July 1, 2002.

         42.7. The term "Tenant Delay", and words of like import, means any delay which Owner may encounter in the performance of Owner's obligations hereunder by reason of any act or o mission of any nature of Tenant, its employees, agents or contractors, including, without limitation, delays by Tenant in submission of information or giving authorizations or approvals and delays by Tenant in performing Tenant's work.

         42.8. The term "obligations of this Lease" and words of like import, shall mean the covenants to pay Fixed Rent and Additional Rent under this Lease and all of the other covenants and conditions contained in this Lease. Reference to "performance" of Tenant's obligations under this Lease shall be construed as "performance and observance".

         42.9. Reference to Tenant being "in default hereunder", and words of like import, shall mean that Tenant is in default in the performance of one or more of Tenant's obligations hereunder, or that a condition of the character described in Article 17 has occurred and is continuing. Wherever in this Lease
(i) Tenant's right to exercise any option, right or privilege or (ii) any limitation on Owner's right to Recapture is conditioned upon Tenant's not being in default under this Lease after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any, then solely for purposes of such provision only, Tenant shall not be deemed to be in default in the payment of Fixed Rent or Additional Rent unless Owner shall have given Tenant a notice of such default and Tenant shall not have cured such default within five (5) days after the date such notice shall be given. However, in no event shall the provisions of the immediately preceding sentence be applicable or effective for any other purpose(s) under this Lease including, without limitation, (i) the provisions of Articles 17, 18 and 51 of this Lease or any provisions of applicable law relating to Owner's rights and remedies in the event of Tenant's failure to timely pay any Fixed Rent or Additional Rent under this Lease and (ii) the provisions of Section 63.4 of this Lease.

         42.10. The words "include", "including" and" such as" shall each be construed as if followed by the phrase "without being limited to".

         42.11. The words "herein", "hereof', "hereby", "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or subdivision thereof unless expressly so stated.

         42.12. The word "alterations" shall refer to alterations, installations, additions, improvements, demolition and other work as set forth in Articles 3 and 44 and elsewhere in this Lease.

         42.13. The terms "Owner" and "Landlord" may be used interchangeably in this Lease.

         42.14. Words and phrases used in the singular shall be deemed to include the plural and vice versa and nouns and pronouns used in any particular gender shall be deemed to include any other gender if the context so requires.

         42.15. The rule of "ejusdem generis" shall not be applicable in the construction of this Lease to limit a general statement following or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         42.16. If Tenant is comprised of more than one party, then each of the parties constituting Tenant under this Lease shall be jointly and severally liable for the observance and performance of all of Tenant's covenants and other obligations under and/or pursuant to this Lease.

         42.17. All references in this Lease to numbered Articles and lettered Exhibits and Schedules are references to Articles of this Lease and Exhibits and Schedules annexed to (and thereby made part of) this Lease, as the case may be, unless expressly otherwise designated in the context.

43.      Occupancy (Supplementing Article 2)

         43.1. Tenant shall be permitted to use and occupy the Premises solely for general and executive offices only and for no other purpose whatsoever. Tenant's use of the Premises shall at all times be strictly in accordance with the terms of this Lease. The use of the Premises for the purposes specified in
Article 2 and this Article 43 shall not in any event be deemed to include, and Tenant shall not use, or permit the use of, the Premises or any part thereof for
(a) any activity which might, in Owner's reasonable opinion, damage the Premises or the Building or unreasonably annoy, interfere with or disrupt other tenants or occupants of the Building; (b) the sale of any merchandise, except solely for wholesale sales of Tenant's products to the trade only, conducted principally by means of telephone, computer or other electronic media and not by means of walk-ins; (c) the sale, storage, handling or furnishing of any materials which are flammable or explosive or the storage of which would cause the rate of insurance for the Building to be increased; (d) a shared health facility, clinic or center, drug or other substance rehabilitation facility, clinic or center or a commercial laboratory; (e) for any improper or immoral purposes including, without limitation, the display or sale of any items which are or may be regarded as obscene or pornographic and Tenant shall not bring or permit any obscene or pornographic material on the Premises; provided, however, that with regard solely to the original named Tenant under this Lease (i.e., Take-Two Interactive Software, Inc.) and any of its affiliates and successors as referred to in Section 49.2 below, the provisions of this clause (e) shall only be applicable to items or material which shall be illegal under any current or future federal, state or local laws, codes, ordinances, rules or regulations;
(f) the providing of massages or other types of physical therapy; (g) filming, recording or otherwise creating any video, audio, television, cable or any other type of commercials, programs, shows, films or recordings, whether on video, film, tape, compact disc, DVD or any form of computer or other media, for general public or private viewing, or any other rehearsal or studio use; provided, however, that the restrictions set forth in this clause (g) shall not be applicable to the original named Tenant under this Lease (i.e., Take-Two Interactive Software, Inc.) or any of its affiliates or successors as referred to in Section 49.2 below, but only if and so long as such party's activities described in this clause (g) are conducted solely on the fifth and/or sixth floors of the Premises (except that software development can be conducted by the original named Tenant and any of its affiliates and successors as referred to in
Section 49.2, on the fourth, fifth and sixth floors) and shall not cause annoyance or disturbance to any other tenants or occupants of the Building; (h) any parties, recitals, benefits, shows, functions, seminars, openings or social gatherings, except solely that, subject to the terms and conditions set forth in
Section 43.7 below, Tenant shall be permitted to conduct parties in the Premises; (i) aerobics, skating (with roller skates, roller blades or any other form of skating), exercise or dance classes of any kind, or any similar activity; (j) a restaurant, bar, cabaret, nightclub, social club, fast food establishment, delicatessen, coffee bar, coffee shop or any other type of food and/or drink establishment (however, as an incidental permitted use of the Premises, Tenant shall be permitted to serve its employees and clients food and beverages in the Premises from time to time as is customary for office tenants in the New York metropolitan area); (k) any use which shall involve the handling, generation, storage or disposal of any quantity of medical waste or hazardous materials of any nature; or (1) residential use or occupancy.

         43.2. Owner shall have the absolute right to prohibit the continued use by Tenant of any unethical, unfair or improper method of advertising or display which is visible from outside of the Premises if, in Owner's reasonable opinion, the continued use thereof would impair the reputation of the Building or is otherwise out of harmony with the general character thereof, and, upon notice from Owner, Tenant shall forthwith refrain from or discontinue such activities. Furthermore, Tenant agrees not to (a) use or permit to be used the sidewalks or other space outside of the Premises or the Building for any display, sale or similar undertaking or storage or (b) use or permit to be used any loudspeaker, phonograph, or other sound system which may be heard outside the Premises, (c) perform or permit any live music of any nature whatsoever to be played or performed within the Premises, except solely as an incidental use in connection with Tenant's recording activities pursuant to and subject to the provisions of
Section 43.1(g), or (d) distribute or permit to be distributed handbills or other matter to persons on either side of Broadway between Bleecker street and Houston Street.

         43.3. This Lease is subject to all of the terms, conditions and requirements of the certificate of occupancy for the Building, a copy of which is annexed hereto as Exhibit C-2. Tenant hereby assumes and shall perform, at Tenant's sole cost and expense, all of the terms, conditions and requirements under such certificate of occupancy, with respect to the Premises. Owner has made no representation that the use to be made of the Premises, as specified herein, is consistent with those uses permitted under such certificate of occupancy. If such use is inconsistent with said certificate of occupancy, Tenant shall indemnify and hold Owner harmless from and against any and all claims, damages, losses, actions, violations, penalties, costs and expenses (including attorneys' fees) arising out of such inconsistent use. Further, if the Department of Buildings or other governmental or municipal agency having or asserting jurisdiction issues a violation or order based on such inconsistent use, then, at Owner's option, Tenant shall forthwith take such action, at Tenant's sole cost and expense, but subject in all respects to Owner's reasonable prior written approval, as may be necessary to secure an amended certificate of occupancy conforming with Tenant's use of the Premises.

         43.4. Tenant shall conduct Tenant's business using special care and precaution so as not to cause annoyance, discomfort and/or injury to the other occupants and users of the Building and shall not do or omit to do anything which would adversely affect the proper operation or appearance of the Building. Tenant will not permit any garbage or refuse to accumulate within the Premises or within any other portion of the Building or be kept in other than sealed containers or be placed on the sidewalk in front of (the Broadway side) or at the rear (the Crosby Street side) of the Building at any time of the day or night. Owner shall have the right to establish additional non-discriminatory rules and regulations concerning the storage and removal of Tenant's garbage and refuse effective upon notice thereof to Tenant. Tenant, at its sole cost and expense, shall comply with all present and future laws, orders and regulations of all federal, state, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant, at Tenant's sole cost and expense, shall sort and separate such waste products, garbage, refuse and trash into such categories and cause same to be placed in separate receptacles as provided by law. Tenant shall have all of its garbage and refuse properly collected, sorted, bagged and separated in proper receptacles and placed next to the freight elevator on the Crosby Street side of the Building on each floor of the Premises or, with respect to the roof deck, the freight elevator on the Crosby Street side of the Building on the sixth floor of the Premises (or such other location(s) as shall hereafter be designated by Owner) by no later than 6:45 P.M. on each business day. Such garbage and refuse shall be removed from the Premises between the hours of approximately 7:00 P.M. to 11:00 P.M. of each business day by Building personnel at Tenant's expense (to be billed to Tenant monthly as Additional Rent). In that regard, Tenant shall pay on a monthly basis, as Additional Rent, an amount equal to Owner's actual cost of carting or otherwise disposing of garbage and refuse for the Premises. However, notwithstanding the foregoing, the removal of any garbage or refuse generated by Tenant other than ordinary quantities of typical office refuse, such as, without limitation, construction debris, medical or other hazardous waste, furniture or equipment, and garbage and refuse removal other than at the times indicated above, shall be at Tenant's sole cost and expense, at rates to be determined by Owner. Owner shall have the right to establish revised and/or reasonable additional rules and regulations concerning the storage, bagging, sorting and removal of Tenant's garbage and refuse in Owner's reasonable discretion, effective upon notice thereof to Tenant. Tenant, at Tenant's sole cost and expense, shall, if reasonably deemed necessary by Owner, employ a permanent, scheduled and effective exterminating service for the Premises.

         43.5. Tenant, at its sole cost and expense, shall fully and timely comply with the following (hereinafter sometimes collectively referred to as "Legal Requirements"): (i) all laws, statutes and ordinances (including, without limitation, building codes, zoning regulations a nd ordinances, environmental laws and ordinances [e.g., New York City Local Law 76, as amended], disabled persons/handicapped access laws and ordinances [e.g., Americans with Disabilities Act, as amended, and New York City Local Law 58, as amended]) and the orders, rules, regulations, directives and requirements of all federal, state, county, municipal, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authorities, whether now or hereafter in force, which may be applicable to Tenant's particular use of the Premises or any alterations therein; and (ii) all requirements, obligations and conditions of all instruments of record on the date of this Lease. However, Tenant shall not be obligated to comply with any provision of any mortgage or other document of record (other than any subordination, non-disturbance and attornment agreement, or any similar or related agreement, to which Tenant is or shall hereafter become a party) if it is inconsistent with the comparable provision set forth in this Lease, if any.

         43.6. During the term of this Lease, Tenant shall not: (a) conduct or permit any fire, bankruptcy, auction or "going out of business sale" (whether real or fictitious) in the Premises; (b) use, or permit to be used, the sidewalk adjacent to, or any other space outside the Premises for display, sale or any other similar undertaking; (c) use or permit to be used, any advertising medium, and/or loud speaker, and/or sound amplifier, and/or radio or television broadcast which may be heard outside the Premises; (d) use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any garbage or other foreign substance therein, whether through the utilization of so-called "disposal" or similar units or otherwise; (e) perform any act or carry on any practice which may damage, mar or deface the Premises or any other part of the Building; (f) operate on the Premises or in any part of the Building any vending machine (other than for food, beverages or candy) or similar device (including, without limitation, pay telephones, pay lockers, pay toilets, scales (except for postage scales) and machines for the sale or dispensing of cigarettes); (g) install any awnings in or on the Premises which are visible to public view outside the Premises, without Owner's prior written approval; (h) install, operate or maintain in the Premises any electrical equipment which will overload the electrical system therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Owner or any of the other occupants of the Building or their customers, agents or invitees; (i) suffer, allow or permit the erection or display in, on or from the Premises of any exhibits, banners, decorations, flags, bunting or any other similar kind or form of description or display without Owner's prior written consent in each instance, except solely that Tenant may display exhibits, banners and decorations within the Premises that are not visible to public view from the exterior of the Building; (j) permit any business to be operated in or from the Premises by any concessionaire or licensee without the prior written consent of Owner in each instance except in accordance with the applicable provisions of Article 49 below; (k) permit any bottled water or other supplies to be delivered to or removed from the Premises by any means other than by the freight elevator; and
(1) subject any fixtures or equipment in or on the Premises which are affixed to the realty, to any mortgages, liens, conditional sales agreements, security interests or encumbrances.

         43.7. The following terms and conditions shall apply to each office party permitted by clause (h) of Section 43.1 above: (a) Tenant shall furnish Owner with not less than five (5) business days' prior notice of such party; (b) Tenant's scheduling of the party shall not conflict with any party(s) or other event(s) which shall have been previously scheduled by any other tenant of the Building; (c) Tenant shall provide adequate security for such party to Owner's reasonable satisfaction; (d) Tenant shall not be permitted to conduct more than one (1) party during any calendar month; and (e) without limitation of the provisions of clause (c) above, if the party shall be attended by more than fifty (50) persons (other than Tenant's full-time employees), Tenant shall be obligated to provide at least one (1) bonded and insured security guard for each floor of the Premises in which such party shall be conducted. If Tenant so requests, Owner may, at its discretion, furnish such security guard()s) at Tenant's expense, in an amount reasonably established by Owner. In such event, any security guard(s) provided by Owner at tenant's request shall be provided by Owner during such time(s) and at such location(s) as Owner shall determine; provided, however, that Owner shall have no liability whatsoever relating to the security of the Premises or the Building, as more particularly set forth in
Article 53 below.

         43.8. Tenant shall take whatever actions are necessary so that sound generated from the Premises shall not disturb other tenants or occupants of the Building. In the event that any lessee or occupant of the Building reasonably objects to any sound or noise generated from the Premises, then Tenant, at its sole cost and expense, shall immediately take whatever actions are necessary, at Tenant's sole cost and expense, to effectively remediate such disturbing or objectionable sound or noise, including, without limitation, performing any necessary alterations to the Premises (subject to and in compliance with the provisions of Articles 3 and 44 of this Lease and all other applicable provisions of this Lease). Tenant shall defend, indemnify and hold Owner harmless from and against any and all claims, losses, liabilities, damages, demands, actions, causes of action, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, disbursements and court costs, arising from or in connection with any reasonable objection from any other lessee or occupant of the Building to any sound or noise generated from the Premises.

         43.9. Tenant shall fully comply with the Rules and Regulations set forth in the printed portion of this Lease as well as with the Additional Rules and Regulations annexed as Exhibit B to this Lease and by this reference hereby made a part hereof.

         43.10. Tenant acknowledges and agrees that if Tenant shall breach any of the provisions of this Article 43, Owner shall have no adequate remedy at law, and consequently, among other remedies for such breach permitted by law or the provisions of this Lease, Owner shall be entitled to enjoin Tenant from any violation of said provisions.

44.      Alterations (Supplementing Article 3)

         44.1. (a) Subject to the provisions of this Article 44 set forth below, if Tenant desires to perform any renovations, decorations, additions, installations, improvements and/or alterations of any kind or nature in the Premises during the term of this Lease (hereinafter called "Tenant's Work"), Tenant shall submit to Owner final and complete dimensioned and detailed plans and specifications therefor (hereinafter sometimes referred to as "Tenant's Plans") for Owner's prior written approval. Without limitation of the provisions of this Article 44 or any other provisions of this Lease, Tenant's Plans shall, at a minimum, contain all of the information referred to in and shall otherwise fully comply with the provisions set forth in Annex I which is annexed to this Lease and by this reference made a part hereof. Owner shall provide Tenant with its comments on the proposed work as set forth in Tenant's Plans submitted to Owner within approximately ten (10) business days after Owner's receipt of Tenant's Plans, and Tenant shall provide Owner with revised Tenant's Plans at least three (3) business days prior to the commencement of Tenant's Work incorporating all of Owner's comments. Tenant acknowledges and agrees that any review or approval by Owner of Tenant's Plans shall be solely for Owner's benefit, and that such review and approval shall be without any representation, warranty or liability whatsoever to Tenant or any other person with respect to the adequacy, correctness or sufficiency of Tenant's Plans, or whether Tenant's Plans are in compliance with all applicable laws, codes, ordinances, rules and regulations, or otherwise. Tenant shall not commence any of Tenant's Work unless and until Tenant shall have received Owner's final written approval of Tenant's Plans with all of Owner's reasonable comments to Tenant's Plans incorporated therein. Tenant shall pay to Owner, as Additional Rent and within fifteen (15) days after being billed therefor, any out-of-pocket charges or expenses Owner may reasonably incur in reviewing Tenant's plans and/or ensuring compliance therewith.

               (b) Owner shall not unreasonably withhold, delay or condition its consent to any proposed items of Tenant's Work (except for Tenant's Work which shall affect the exterior of the Building or any portion of the Building other than the Premises), and, except as otherwise specifically provided in this Lease, Owner's consent shall not be required for any purely cosmetic Tenant's Work (such as painting and wallpapering) performed subsequent to the performance of Tenant's Initial Work of which Owner has received not less than ten (10) days' advance notice from Tenant. Floor coverings (other than rugs) shall not be deemed to be cosmetic and shall require Owner's prior written consent as aforesaid. Owner's consent to floor coverings may be conditioned upon Tenant's undertaking to remove the floor covering and restore the floor to Owner's reasonable satisfaction prior to the expiration or earlier termination of the term of this Lease.

               (c) If Owner and Tenant cannot agree on the scope, nature or manner of Tenant's Work or any other matter relating to Tenant's Work or Tenant's Plans, the reasonable determination of Owner shall prevail. However, if Tenant shall nevertheless elect to dispute or challenge any such determination by Owner as being unreasonable, Tenant's sole and exclusive remedy shall be to elect to submit such dispute to an independent structural engineering firm to be selected by Owner from the list set forth on Annex II which is annexed to this Lease (the "Independent Structural Engineer"). The Independent Structural Engineer selected by Owner shall not then be under retention by Owner. Such election by Tenant must be made by notice given to Owner within fifteen (15) days after the date of Owner's determination, time being; of the essence, failing which Tenant shall have no other or further right to dispute or challenge such determination by Owner. If Tenant shall timely and properly make such election, then the issue as to whether Owner's determination was reasonable or unreasonable shall be submitted to the Independent Structural Engineer, who shall be requested to render a determination within thirty (30) days thereafter. If the Independent Structural Engineer shall determine that Owner's determination as to the item of Tenant's Work in issue was reasonable, then all of the fees, costs and expenses charged by the Independent Structural Engineer in connection with making such determination shall be borne and paid for solely by Tenant. If the Independent Structural Engineer shall determine that Owner's determination as to the matter in issue was unreasonable, then all of the fees, costs and expenses charged by the Independent Structural Engineer shall be borne and paid for solely by Owner. Any advance payment or deposit required by the Independent Structural Engineer shall be paid in advance equally by Owner and Tenant, subject to the foregoing. The determination of the Independent Structural Engineer shall be conclusive and binding on both Owner and Tenant.

               (d) Following compliance by Tenant with its obligations under this Section 44.1, Tenant shall commence Tenant's Work and diligently proceed to complete same, within a reasonable period of time, in a good and workerlike manner, strictly in compliance with Tenant's Plans as finally approved by Owner and using only first-class materials.

         44.2. Tenant shall not commence any Tenant's Work unless and until Tenant's Plans covering such Tenant's Work shall have been submitted to and finally approved by Owner in writing pursuant to the provisions of Section 44.1 above. Additionally, before commencement of Tenant's Work, Tenant shall:

               44.2.1 Obtain and deliver copies to Owner of all necessary approvals, consents, authorizations, permits and licenses relating to Tenant's Work from any and all federal, state and/or municipal agencies, departments and authorities having or asserting jurisdiction over Tenant's Work, the Building and/or the Premises;

               44.2.2 Furnish to Owner a certificate or certificates of Worker's Compensation Insurance covering all persons who will perform Tenant's Work for Tenant or for any contractor, subcontractor or other person; and

               44.2.3 Furnish to Owner an original policy of comprehensive general public liability and property damage insurance covering Owner with a broad form contractual liability endorsement with a minimum combined single limit of liability with respect to each occurrence and in the aggregate in an amount of not less than five million ($5,000,000.00) dollars for injuries and/or deaths and for property damage. Each insurance company issuing such insurance shall be responsible, authorized to issue the relevant insurance coverage, authorized to do business in New York and have a policyholder's rating of no less than "A+10" in the most current edition of A.M. Best's Insurance Reports or its successor. Such policy shall be maintained at all times during the progress of Tenant's Work and until a date no earlier than thirty (30) days after final completion thereof, and shall provide that no cancellation shall be effective unless thirty (30) days' prior written notice shall have been given to Owner by certified mail, return receipt requested.

         44.3. The following provisions shall also apply to Tenant's Work and to Tenant's

               44.3.1 The cost of Tenant's Work shall be paid by Tenant so that the Premises and the Building shall at all times be free of liens for labor and materials supplied or claimed to have been supplied. Tenant agrees to indemnify and save Owner harmless from and against: any and all bills for labor performed for, and equipment, fixtures and materials furnished to, Tenant; any and all liens, bills or claims therefor against Owner or against the Premises or the Building; and all losses, damages, liabilities, costs, expenses (including attorneys' fees), suits and claims whatsoever in connection with Tenant's Work.

               44.3.2 Tenant's Work shall be performed strictly in accordance with Tenant's Plans, as same shall have been approved by Owner, as well as in accordance with all applicable laws, codes, rules, regulations and ordinances, and the approvals, authorizations, consents, permits and licenses required to be obtained. The contractor or other person(s) performing Tenant's Work shall look solely to Tenant for payment and shall hold Owner and its officers, directors, principals, shareholders, agents and employees, the holder(s) of any superior mortgages or superior leases, the Premises and the Building free from all liens and claims of all persons furnishing labor or materials therefor, or both. Partial waivers of the right to file mechanic's liens shall be delivered by each general contractor or construction manager performing Tenant's Work simultaneously with each progress payment made to such party. Notwithstanding anything to the contrary contained in this Article 44 or elsewhere in this Lease, nothing herein contained shall be construed to be a consent by Owner to any lien against the fee interest in the Premises or the Building.

               44.3.3 At all times during the performance of Tenant's Work during the term of this Lease, Tenant, at its sole cost and expense, shall comply with all Legal Requirements as well as with all rules and regulations promulgated or adopted by Owner.

               44.3.4 If the performance of Tenant's Work shall unreasonably interfere with the comfort and/or convenience of other tenants or occupants of the Building or adjacent buildings, Tenant, upon Owner's demand, shall immediately discontinue, remedy or remove the condition or conditions reasonably complained of. Tenant shall not take any action or perform any act, or permit the same by any other party, which will violate any of Owner's union contracts affecting the Building, if any, or create any work stoppage, picketing, labor disruption or dispute which will interfere with the operation of the Building. Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Owner, its agents or employees. Tenant further covenants and agrees to indemnify and save Owner and its officers, directors, shareholders, principals, agents and employees harmless from and against any and all claims, losses, damages, liabilities, penalties, costs, expenses, suits and claims whatsoever made or asserted against Owner or its officers, directors, shareholders, principals, agents and employees by reason of the foregoing.

               44.3.5 Tenant shall indemnify, defend and save Owner and its officers, directors, shareholders, principals, agents and employees harmless from and against any and all losses, damages, liabilities, penalties, costs, expenses, suits and claims whatsoever incurred by Owner and/or its officers, directors, shareholders, principals, agents and employees or asserted or imposed against the Premises or the Building in connection with Tenant's Work, including bills, claims or liens for labor performed and equipment, fixtures and materials furnished to Tenant.

               44.3.6 Intentionally Deleted.

               44.3.7 Any changes as may be required by any governmental authority or department affecting any Tenant's Work including, without limitation, the New York City Landmarks Preservation Commission (the "Landmarks Commission"), shall be accepted by and complied with by Tenant, at Tenant's sole cost and expense. However, Tenant shall have the right to contest any such governmentally required changes (except for changes required by the Landmarks Commission) subject to the terms and conditions set forth in Article 90 below.

               44.3.8 Any architect or designer acting for or on behalf of Tenant shall be deemed an agent of Tenant duly authorized to bind and act for Tenant in all respects with respect to Tenant's Work.

               44.3.9 Owner shall not be liable for any failure, diminution or suspension of any Building systems or services arising out of Tenant's Work, notwithstanding Owner's consent thereto, and Tenant shall promptly correct any faulty or improper items of Tenant's Work and repair any damage caused thereby. Upon Tenant's failure to make such corrections and repairs promptly following such notice as is appropriate in the circumstances (which, for purposes of this Section, may be oral notice), or without notice in the event of an emergency or major disruption, Owner may make such corrections and repairs and charge Tenant for the cost thereof. Such charge shall be deemed Additional Rent and shall be paid by Tenant within fifteen (15) days after written notice to Tenant of the amount thereof. Owner shall have the right at all times during any period Tenant's Work is being performed to have its representatives enter the areas of the Premises in which Tenant's Work is being performed, for the purpose of inspection.

               44.3.10 During and/or after completion of Tenant's Work, Tenant shall promptly complete, execute and deliver, and Tenant shall use Tenant's best efforts to cause Tenant's contractors, subcontractors and materialmen to promptly complete, execute and deliver, any and all documents which shall be requested by Owner in connection with any federal, state or local tax, governmental, municipal or administrative programs relating to the Building, including, without limitation, the "ICIP" real estate tax benefit program administered by the New York City Department of Finance. Upon substantial completion of Tenant's Work, Tenant shall, at Tenant's sole cost and expense, furnish Owner with copies of all appropriate municipal and governmental "sign-offs" as to all aspects of Tenant's Work and cause two (2) complete sets of "as-built" Tenant's Plans to be prepared and delivered to Owner in both "CAD" and print formats.

               44.3.11 Tenant hereby acknowledges having been notified by Owner that the Building is situated in a district which has been designated as an historic district by the Landmarks Commission. In accordance with Sections 25-305, 25-306, 25-309 or 25310 of the New York City Administrative Code, and without limitation of the provisions of Article 3, this Article 44 or any other provisions contained in this Lease, Tenant must obtain a permit from the Landmarks Commission prior to commencing any Tenant's Work, except for ordinary repair and maintenance as such term is defined in subdivision (r) of Section 25302 of the New York City Administrative Code. Such permit, as well as any and all other approvals or consents as may now or hereafter be required from the Landmarks Commission, shall be obtained by Tenant at Tenant's sole cost and expense.

         44.4. Notwithstanding anything to the contrary set forth in this Lease, Owner shall not under any circumstances be liable to pay for any work, labor or services rendered or materials furnished to or for the account of Tenant upon or in connection with any Tenant's Work (including, without limitation, Tenant's Initial Work), and no mechanic's or other liens for work, labor or services rendered or materials furnished to or for the account of Tenant shall, under any circumstances, attach to or affect the reversionary or other estate or interest of Owner in or to the Premises or the Building or in and to any alterations, repairs or improvements erected or made thereon or therein. Without limitation of the foregoing, Tenant acknowledges and agrees that the performance of any Tenant's Work shall be for the sole and exclusive benefit of Tenant and that any review or supervision by Owner or Owner's representatives of Tenant's Plans or Tenant's Work is solely for the benefit of Tenant. During the term of this Lease, Tenant shall not suffer or permit any mechanic's or other liens affecting the Premises or the Building for work, labor, services or materials rendered or furnished to or for the account of Tenant upon or in connection with work performed in or to the Premises. Without limitation of the foregoing, Tenant shall indemnify and hold Owner harmless from and against all liens or other charges, of whatsoever nature or description, arising from, or in consequence of, any alterations or improvements that Tenant shall make, or cause to be made, in or upon the Premises.

         44.5. Without limitation of the provisions of Section 44.4 above or any other provisions contained in this Lease, if a notice of mechanic's lien shall be filed against the Premises or the Building for labor or materials alleged to have been furnished or to be furnished at the Premises or the Building to or for Tenant or to or for any party claiming under Tenant, Tenant shall cause such lien to be discharged or bonded within twenty-five (25) days after the date of filing of such notice of lien, time being of the essence. If Tenant shall fail to take such action as shall cause such lien to be discharged or bonded within twenty-five (25) days after the date of filing of such notice of lien, time being, of the essence, then without limitation of Owner's other rights and remedies, Owner may, but shall not be obligated to, pay the amount of such lien or discharge such lien of record by deposit or by bonding proceeding, and in the event of such deposit or bonding proceeding, Owner may, but shall not be required to, require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, Owner may pay any judgment recovered on such claim. Any amount paid or expense incurred or sum of money paid by Owner by reason of the failure of Tenant to comply with any provision of this Article, or in defending any such action, shall be payable by Tenant to Owner as Additional Rent which shall be due and payable by Tenant to Owner fifteen (15) days after Tenant shall have been billed therefor.

         44.6. Tenant acknowledges and agrees that under no circumstances may any brick walls be painted by Tenant, nor shall Tenant drill into or otherwise perform any work upon the brick walls, without first obtaining Owner's written consent.

         44.7. If Owner shall elect to relinquish Owner's rights to Tenant's installations as provided for in Article 3 above, or if Tenant shall be obligated to remove any of Tenant's installations and restore the Premises pursuant to the provisions of Article 49 below or any other applicable provisions of this Lease, and if in either event Tenant shall fail to remove such installations and perform such restoration, at Tenant's sole cost and expense, in a good, workerlike fashion prior to the expiration or earlier termination of the term of this Lease (or any sublease, as the case may be) and otherwise in accordance with the provisions of Article 3 and this Article, then without limitation of Owner's other rights and remedies, Tenant shall be liable to Owner for the cost of removal of such installations and restoration, as such cost shall be reasonably estimated by Owner after consultation with any of the architects referred to in Annex IV annexed hereto which shall not then be under retention by Owner, and such cost shall be deemed to constitute Additional Rent and may be deducted from the security deposit. Owner's right to require Tenant to remove such installations and to restore the Premises may, at Owner's option, be exercised with regard only to such of Tenant's installations as to which Owner shall have the right to require Tenant to remove pursuant to the provisions of Article 3 above, Article 49 below or any other provisions of this Lease. After Tenant's removal of such installations, Tenant, at Tenant's sole cost and expense, shall cause the Premises to be restored, as near as practicable, to the condition the Premises were in prior to such installations, reasonable wear and tear excepted. Notwithstanding the provisions of Article 3 or this Section 44.7 or anything else to the contrary set forth in this Lease, if Owner shall fail to provide Tenant with notice of Owner's election to require Tenant to remove any of Tenant's installations and perform the necessary restoration by the date referred to in Article 3 above, such failure shall not constitute a waiver of such right by Owner; provided, however, that Owner so notifies Tenant not later than thirty (30) days after the fixed date of expiration of the term of this Lease, in which event Tenant shall have a period of not less than ten (10) days after such notification to complete such removal and restoration. The provisions of this Section 44.7 shall survive the expiration or earlier termination of the term of this Lease.

         44.8. (a) Without limitation of the other provisions of Article 6 above, this Article 44 and all other applicable provisions of this Lease, if Local Law 5 (hereinafter defined) shall now or hereafter be applicable to the Premises, then Tenant's Work (and any work performed by Owner at Tenant's request and expense in and to the Premises) shall be done in a fashion such that the Premises and the Building shall be in compliance with the requirements of Local Law 5 of 1973 of The City of New York, as heretofore and hereafter amended ("Local Law 5"). The foregoing shall include, without limitation, (i) compliance with the compartmentalization requirements of Local Law 5, (ii) relocation of existing fire detection devices, alarm signals and/or communication devices necessitated by the alteration of the Premises, and (iii) installation of such additional fire control or detection devices as may be required by applicable governmental or quasi-governmental rules, regulations or requirements (including, without limitation, any requirements of the New York Board of Fire Underwriters) as a result of Tenant's particular use of the Premises. Throughout the term of this Lease, Tenant shall comply with the Fire Warden sign in requirements of Local Law 5.

               (b) Owner shall not be responsible for any damage to Tenant's fire control or detection devices nor shall Owner have any responsibility for the maintenance or replacement thereof, except for any damage caused by the negligence or illegal conduct of Owner. Tenant shall indemnify Owner from and against all loss, damage, cost, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by Owner by reason of Tenant's installation and/or operation of any such devices.

               (c) The fact that Owner shall have heretofore consented to any items of Tenant's Work shall not relieve Tenant of its obligations pursuant to this Section 44.8 with respect to such items of Tenant's Work.

               (d) If any utility company or governmental or quasi-governmental authority requires any work, installation or improvement to be made to the Building in connection with any Tenant's Work performed by Tenant, the installation or operation of equipment in the Premises or for any other reason relating to Tenant's particular use of the Premises, Tenant shall reimburse Owner for the cost of such work, installation or improvement, as Additional Rent, within fifteen (15) days after demand.

45.      Maintenance and Repairs (Supplementing Article 4)

         45.1. Tenant, at Tenant's sole cost and expense, shall take good care of the Premises and the fixtures, appurtenances, equipment and facilities therein that serve the Premises or any portion thereof (regardless of whether such fixtures, appurtenances, equipment or facilities also serve other portions of the Building) and shall make, as and when needed, all necessary repairs and improvements to the Premises, required to keep them in good order and condition; such repairs and improvements to be in equal quality to the original work. In addition, Tenant shall cause the interior and exterior surfaces of all windows to be cleaned no less frequently than one (1) time per year. Notwithstanding anything herein to the contrary, any and all damage or injury to the Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from Tenant's Work or the acts, carelessness, omission, neglect or improper conduct of Tenant, Tenant's agents, employees, contractors, invitees or licensees, shall be repaired at Tenant's sole cost and expense. Such repairs shall be made by Tenant to the reasonable satisfaction of Owner (or, at Owner's election, by Owner) if the required repairs are nonstructural in nature. If the required repairs are structural in nature, such repairs shall be made by Owner (at Tenant's sole reasonable cost and expense). In addition to any other rights and remedies which Owner may have under the terms of this Lease, Owner shall be entitled to a decree specifically enforcing the provisions of this Article.

         45.2. Owner reserves the right to suspend the service of any utilities, elevator or by reason of accident or repairs, alterations or improvements that Owner is required or permitted to make in the Premises or the Building until such repairs, alterations or improvements shall have been completed, and Owner shall have no responsibility or liability for such suspension of service and there shall be no allowance to Tenant for the diminution of rental value, lost business or any other matter by reason thereof and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising therefrom, or otherwise. Except in the event of an emergency, Owner shall use commercially reasonable efforts to perform such repairs, alterations and improvements in such manner as to avoid unreasonable interference with Tenant's conduct of its operations at the Premises, to the extent reasonably practicable. However, notwithstanding the foregoing or anything else to the contrary set forth in this Lease, in no event shall Owner be obligated to incur any overtime or other additional costs, expenses, charges or liabilities to perform any such repairs, alterations or improvements which shall be imposed by or otherwise payable to or incurred in favor of any contractor or other third party, or to perform any such repairs, alterations or improvements other than during normal business hours and days. Further, the provisions of this Article shall not be deemed to impose upon Owner any obligation for the furnishing of any service, maintenance or repair other than as specifically set forth in this Lease. However, the provisions of this Section 45.2 are subject to the provisions of note 2 to Article 4 of the printed portion of this Lease if the Premises are rendered untenantable.

         45.3. Owner reserves the right, subject to the terms and provisions of this Lease, to construct and maintain sidewalk bridges, scaffolding or similar structures from time to time during the term of this Lease in connection with any repairs, alterations or improvements to be made in or to the Building or any portion thereof and there shall be no allowance to Tenant for the diminution of rental value, lost business or any other matter by reason thereof and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising therefrom, except as may otherwise be specifically provided herein.

         45.4. In addition to, and without limitation of, Tenant's obligations pursuant to Section 45.1 above and notwithstanding anything to the contrary set forth in this Lease, Tenant shall be solely responsible, at Tenant's sole cost and expense, to repair and maintain in good working order and condition throughout the term of this Lease all of the heating, ventilation and air conditioning units, systems, fixtures and equipment now or hereafter servicing the Premises, whether or not installed by Owner, and all appurtenances thereto including, without limitation, all ductwork, diffusers, controls and related plumbing and electrical systems and equipment, exclusive of the Building perimeter heating system, (all of such units, systems, equipment and appurtenances are hereinafter collectively referred to as the "HVAC Systems"). Such repair and maintenance shall be performed by a service contractor reasonably acceptable to Owner. If any portion(s) of the HVAC Systems shall require replacement in order that all of the HVAC Systems shall be and remain in good working order and condition, then Tenant shall be solely responsible to make such replacements at Tenant's sole cost and expense. However, if any major component of the HVAC Systems (other than the supplemental HVAC equipment installed by the previous tenant) cannot be repaired by Tenant and requires replacement during the term of this Lease (as reasonably determined by Tenant and reasonably approved by Owner), then Tenant shall be responsible for such replacement at Tenant's sole cost and expense; provided, however, that if Tenant is not in default under this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any), Tenant shall be entitled to a credit against the Fixed Rent next becoming due following the calendar month in which such major component shall be replaced and the cost thereof shall have been paid in full by Tenant (as shall be reasonably substantiated by Tenant to Owner) in an amount equal to the unamortized original cost of the replaced component (as shall be substantiated by Tenant to the reasonable satisfaction of Owner) which shall be attributable to the period subsequent to the expiration of the term of this Lease, based upon the useful life for such component published by the manufacturer thereof or, if no such useful life information is so published, the useful life of such component shall be determined by an independent mechanical engineer or engineering firm selected by Owner from the list annexed hereto as Annex III (the "Independent Mechanical Engineer"). The Independent Mechanical Engineer selected by Owner shall not then be under retention by Owner. If the replacement of the major HVAC component shall be made prior to the expiration of the initial term of the Lease (i.e., prior to December 31, 2012) and Tenant shall exercise the Option (hereinafter defined) to extend the term of this Lease as set forth in Article 93 below, then Tenant shall pay to Owner, as Additional Rent, on the first (lst) day of the calendar month immediately following the date on which the Option shall be exercised, an amount equal to the unamortized original cost of the component attributable to the Extension Term (hereinafter defined). All repairs, maintenance and replacements with respect to the HVAC Systems shall be performed by Tenant in a good, workmanlike fashion to Owner's reasonable satisfaction and otherwise in accordance with the provisions of Articles 3, 4, 44 and 45 of this Lease and all other applicable provisions of this Lease. Additionally, Tenant shall pay all of the operating costs and expenses relating to the HVAC Systems, including, without limitation, the cost of all electricity used for the operation thereof. Owner shall have no obligations, responsibilities or liabilities of any nature whatsoever arising out of or in connection with the operation, repair, maintenance or replacement of the HVAC Systems or any portion(s) thereof.

         45.5. If Tenant shall reasonably establish, within thirty (30) days from the date hereof, that the HVAC units servicing the fourth, fifth and sixth floors do not currently have a combined cooling capacity of at least 125 tons ( hereinafter "HVAC Cooling Capacity") then Owner shall reimburse Tenant for the reasonable cost actually incurred by Tenant to increase such combined cooling capacity to the HVAC Cooling Capacity. However, in no event shall such cost exceed the rate of $5,000 per ton for each ton that the HVAC Systems are less than the HVAC Cooling Capacity. Such reimbursement shall be in the form of a rent credit against the first Fixed Rents thereafter becoming payable after such expenditure is made by Tenant and reasonable substantiation thereof is provided to Owner. Any dispute with regard to this Section shall be submitted for determination to any of the Independent Mechanical Engineers not then under retention by Owner or Tenant.

46.      Subordination (Supplementing Article 7)

         46.1. The ground and underlying leases and mortgages referred to in
Article 7, to which this Lease is subject and subordinate, are hereinafter sometimes called "superior leases" and "superior mortgages" respectively, and the lessor of a superior lease or its successor in interest is hereinafter sometimes called the "lessor" of such superior lease.

         46.2. In the event of any act or omission of Owner which would give Tenant the right, immediately or after a lapse of a period of time, to cancel or terminate this Lease, or claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall have been furnished to Tenant in writing, and
(ii) unless such act or omission shall be one which is not capable of being remedied by Owner or such mortgage holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Owner would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such holder or lessor shall with due diligence give Tenant written notice of intention to, and commence and continue to, remedy such act or omission.

         46.3. If the lessor of a superior lease or the holder of a superior mortgage shall succeed to Owner's estate in the Building or the rights of Owner under this Lease, whether through possession or foreclosure action or delivery of a new lease or a deed or otherwise, then, at the election of such party so succeeding to Owner's rights (herein sometimes called "successor landlord"), Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument which such successor landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor landlord Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant.

         46.4. If, in connection with the financing of the Premises or the Building, the institutional holder of any mortgage shall request reasonable modifications to this Lease as a condition of approval thereof, Tenant shall not withhold or delay or defer making such modifications which do not increase Tenant's substantive obligations hereunder or decrease Tenant's substantive rights under this Lease.

         46.5. (a) Owner represents to Tenant that: (i) Owner is currently the sole owner of fee title to the Building and the Land and there is currently no ground or underlying lease pertaining thereto; (ii) there is currently no leasehold mortgage affecting the Land and Building which is superior to this Lease; and (iii) the only existing fee mortgages affecting the Land and Building are held by Washington Mutual Bank, F.A. ("Existing Mortgagee").

               (b) Owner shall exercise good faith efforts to obtain a Subordination, Nondisturbance and Attornment Agreement ("SNDA"), substantially in the form annexed hereto as Exhibit D, from the Existing Mortgagee within thirty (30) days after the execution and exchange of this Lease and the execution and delivery by Tenant to Owner of the SNDA substantially as annexed hereto as Exhibit D. If Owner fails to furnish such SNDA from the Existing Mortgagee within such thirty (30) day period, time being of the essence, then, as Tenant's sole and exclusive remedy, Tenant may cancel this Lease by notice sent to Owner within ten (10) days after the expiration of such thirty (30) day period unless, within ten (10) days after Owner's receipt of such notice of cancellation, Owner shall furnish to Tenant an SNDA signed by the Existing Mortgagee. In the event of such cancellation of this Lease by Tenant, the parties shall have no further rights or obligations hereunder and all advance rent and security theretofore paid by Tenant to Owner and the letter of credit delivered by Tenant to Owner shall be promptly returned to Tenant.

               (c) Notwithstanding anything in this Lease to the contrary, the subordination of this Lease to any future mortgage or ground or underlying lease shall be subject to and conditioned upon the mortgagee or lessor thereunder, concurrently with the consummation of the applicable mortgage or ground lease, delivering to Tenant an SNDA which is in such mortgagee's or lessor's then standard form which does not serve to materially increase any of Tenant's material substantive obligations under this Lease or to materially decrease any of Tenant's material substantive rights; provided, however, that Tenant shall be obligated to promptly execute and deliver any SNDA meeting such requirements.

47.      Tenant's Liability Insurance (Supplementing Article 8)

         47.1. Tenant shall defend, indemnify and save harmless Owner and its agents against and from (a) any and all claims, losses, liabilities, damages, demands, actions, causes of action, judgments, costs and expenses, including, without limitation, attorneys' fees, disbursements and court costs, arising from or in connection with: (i) the conduct of business in or management of the Premises or any work or thing whatsoever done or any condition created in or about the Premises during the term of this Lease; (ii) any act or omission of Tenant or any of its subtenants or licensees or its or their guests, invitees, patrons, employees, agents or contractors; (iii) any accident, injury or damage occurring outside the Premises, where such accident, injury or damage resulted or is claimed to have resulted from the willful misconduct or the negligent or tortious acts or omissions of Tenant or any of its guests, invitees, patrons, employees, visitors, agents or contractors and (iv) any default by Tenant in the performance of any of the covenants, terms, provisions, conditions and/or obligations on its part to be performed hereunder, and (b) all costs and expenses (including attorneys' fees) and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Owner by reason of any such claim, Tenant, upon notice from Owner, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Owner. Tenant or its counsel shall keep Owner fully apprised at all times of the status of such defense.

         47.2. Without limiting Tenant's liability under the indemnity provided for in this Article, Tenant shall provide on or before the Commencement Date, and shall keep in force continuously throughout the term of this Lease, for the benefit of Owner and Tenant, insurance of the kinds and in the limits hereinafter specified against any liability whatsoever occasioned by any occurrence in, on or about, or resulting from the use, operation and/or maintenance of, the Premises, or the fixtures or equipment therein or the elevators, stairways, sidewalks, passageways and other areas adjacent to the Premises or located elsewhere in the Building, and shall cause Owner, Owner's managing agent, and their respective officers, directors, shareholders, and authorized agents and representatives to be named as additional insureds, and as loss payees (as to property insurance covering Tenant's improvements and personal property), with respect to all policies of such insurance (other than worker's compensation insurance). Such additional insureds shall be specifically named as follows in all such policies and certificates: "Moklam Enterprises, Inc., as owner, and Yuco Management, Inc., as agent, 475 Fifth Avenue, 19' Floor, New York, New York 10017, and such parties' respective officers, directors, shareholders, and authorized agents and representatives". Additional insured status in respect of Tenant's comprehensive general public liability insurance shall be provided on ISO Form 2026 or its equivalent, without modification, or such other endorsement as shall be satisfactory to Owner in Owner's sole and absolute discretion. Such kinds and limits of insurance are as follows:

               47.2.1 worker's compensation insurance to the extent required by law in statutory limits covering all persons employed by or on behalf of Tenant in connection with the performance of work upon, in or about the Premises;

               47.2.2 comprehensive general public liability and property damage insurance with a broad form contractual liability endorsement with a minimum combined single limit of liability with respect to each occurrence and in the aggregate in an amount of not less than five million ($5,000,000.00) dollars for injuries and/or deaths and property damage, and adequate water and fire insurance, with extended coverage, covering Tenant's fixtures, installations and other personal property as well as property owned by others but in the possession of Tenant at the Premises;

               47.2.3 business interruption insurance in a sum sufficient to cover one year's Rents;

               47.2.4 plate glass coverage in such amount as Owner shall reasonably approve; and

               47.2.5 insurance against such other risks, and in such limits as are or shall be customarily insured against in businesses and use and occupancy similar to that operated by Tenant in the Premises; provided, however, that, prior to requiring any additional coverage or increased limits of coverage pursuant to this Section 47.2.5, Owner will provide notice thereof to Tenant and will agree to limit such additional coverage or increased limits to that customarily carried by similar office tenants in the area of the Building.

         47.3. If Tenant is permitted to enter the Premises prior to the Commencement Date, Tenant shall obtain insurance of the kinds and limits as set forth hereinabove in Sections 47.2.1, 47.2.2 and 47.2.4 prior to the Commencement Date, and such insurance shall be effective as of the date of which Tenant first enters upon the Premises.

         47.4. The policies of insurance provided for in Section 47.2. above shall be issued by insurance companies reasonably satisfactory to Owner, shall be non-cancelable except on at least thirty (30) days' prior written notice to Owner by certified mail, return receipt requested, and, to the extent obtainable, shall not be invalidated as against one assured by reason of any act or omission of another assured. Such insurance companies shall be responsible, authorized to issue the relevant insurance coverage, authorized to do business in New York and have a policyholder's rating of no less than "A+10" in the most current edition of Best's Insurance Reports or its successor. All insurance policies to be provided by Tenant shall be endorsed to be primary over any insurance covering the Building that Owner may elect to carry, in Owner's sole and absolute discretion. Not later than the earlier to occur of the day prior to the date Tenant first enters upon the Premises or the day prior to the Commencement Date, Tenant shall furnish Owner with a duplicate original policy evidencing each such insurance policy, together with satisfactory evidence of payment of the premium therefor for a period of coverage of not less than one year. Similar documentary evidence of renewal and payment for each renewal or new policy for such insurance shall be furnished to Owner at least thirty (30) days prior to each date of expiration of the then current policy. All such policies shall contain agreements by the insurers that the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the Premises.

         47.5. Anything herein to the contrary notwithstanding, Tenant shall reimburse Owner within ten (10) days after demand and presentation of an invoice or other reasonable supporting documentation with respect thereto, for any increase in the rate of insurance over the insurance rates generally charged for office use in buildings in the vicinity of the Building which Owner may be required to pay because of the manner in which the Premises are used or occupied by Tenant.

         47.6. Tenant shall pay to Owner an amount equal to any increase in fire insurance premiums due to Tenant's particular use of the Premises, including extended coverage, vandalism, malicious mischief and surcharges, if any, above the premiums determined by the base fire insurance rate applicable to the Building.

         47.7. Tenant shall pay all premiums and charges for all policies of insurance required to be secured and provided by Tenant pursuant to this Lease and shall pay for any increases in premiums thereon as required by this Article, or elsewhere in this Lease. If Tenant shall fail to make any such payment when due or provide any such coverage, Owner may, but shall not be obligated to, make such payment or secure such policy, and the amount paid by Owner, shall be repaid to Owner by Tenant within ten (10) days after demand and presentation of an invoice or other reasonable supporting documentation with respect thereto, and all such amounts so repayable shall be considered as Additional Rent for the collection of which Owner shall have all of the remedies provided for hereunder or by law. Payment by Owner of any such premium, increase in premium, other charge or the securing by Owner of any such policy shall not be deemed to waive or release the default of Tenant with respect thereto.

48.      Eminent Domain (Supplementing Article 10)

         48.1. If the whole of the Premises shall betaken under the power of eminent domain of any public or private authority, then this Lease shall be deemed terminated as of the date of such taking and unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

         48.2. If only a portion of the Premises shall be taken under the power of eminent domain by any public or private authority, then this Lease shall continue in full force and effect, at Owner's option, provided, however, that if Owner shall elect to continue this Lease, then Owner shall, at its own expense, restore that portion of the Premises which remains to substantially the same condition as prior to the condemnation. There shall be a pro rata abatement of the Fixed Rent to the extent that the amount of floor space so taken compares to the amount of space prior to such condemnation, to compensate Tenant for its loss of use of such portion of the Premises. If Owner shall not elect to continue this Lease in the event of a partial taking as aforesaid, then this Lease shall be deemed terminated as of the date of such taking and unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

         48.3. Tenant shall not be entitled to any award for the loss or, damage in any such condemnation proceeding and in no event shall the condemnation award be apportioned. Notwithstanding anything herein contained to the contrary, Tenant may assert a separate claim with the condemning authority limited solely to the then value of Tenant's leasehold improvements paid for directly by Tenant, and moving expenses, provided and on condition that such claim by Tenant shall not affect or reduce any award to Owner in the condemnation proceeding.

49.      Assignment/Subletting/Occupancy (Supplementing Article 11)

         49.1. For purposes of this Lease, subject to the provisions of Section
49.2 below, the transfer or other disposition of in excess of forty-nine (49%) percent of the issued and outstanding capital stock of a corporate Tenant or any corporate subtenant, or the transfer of in excess of forty-nine (49%) percent of the total ownership interest in any other entity (partnership, limited liability company or otherwise) which is Tenant or a subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed to constitute an assignment of this Lease or such sublease, as the case may be. Additionally, subject to the provisions of Section
49.2 below, (i) any increase in the amount of issued and/or outstanding capital stock of any corporate Tenant, or any increase of the issued and outstanding membership interests in any Tenant which is a limited liability company and/or the creation of one or more additional classes of capital stock of any corporate Tenant, whether in a single transaction or a series of related or unrelated transactions, resulting in a change in the legal or beneficial ownership of such Tenant so that the shareholders or members of such Tenant existing immediately prior to such transaction or series of transactions shall no longer own a majority of the issued and outstanding capital stock or membership interests of such Tenant, if the primary purpose of such transaction is not a bona fide business purpose or is designed or intended to avoid the limitations and restrictions on subletting or assignment set forth in Article 49 shall be deemed to constitute an assignment of this Lease, (ii) an agreement by any other person or entity, directly or indirectly, to assume all or any significant portion of Tenant's obligations under this Lease shall be deemed to constitute an assignment of this Lease, (iii) any person or legal representative of Tenant, to whom Tenant's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of Article 11 and this Article 49,
(iv) a modification, amendment or extension of a sublease shall be deemed to constitute a sublease, and (v) the change or conversion of Tenant to a limited liability company, a limited liability partnership or any other entity which possesses the characteristics of limited liability shall be deemed to constitute an assignment of this Lease. Tenant agrees to furnish to Owner, upon demand at any time, such information and assurances as Owner may reasonably request that neither Tenant, nor any previously permitted subtenant, has violated the provisions of Article 11 and this Article 49.

         49.2. Subject to the terms and conditions hereinafter set forth in this
Section 49.2, Owner's consent shall not be required with regard to, and the provisions set forth in Section 49.7 below shall not apply to: (i) transactions by Tenant with a corporation or other entity into or with which Tenant is merged or consolidated or with an entity to which all or substantially all of Tenant's stock or assets are transferred, provided and on condition that such merger, consolidation or transfer of assets is for a good and proper business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease, and further provided and on condition that the assignee or surviving entity, as the case may be, has a net worth at least equal to or in excess of the net worth of Tenant as of the date immediately prior to such merger, consolidation or transfer, as evidenced by audited financial statements dated within twelve (12) months prior to the date of the transaction and prepared in accordance with generally accepted accounting principles, consistently applied, by Tenant's independent certified public accountant; (ii) assignment or subletting to an entity that, at the time of the transaction, controls or is controlled by Tenant or is under common control with Tenant; or
(iii) the underwritten public offering of the capital stock of Tenant on any national stock market or exchange (such as the NYSE, Nasdaq or Amex) or the subsequent public trading of such stock on such national markets or exchanges. Tenant shall notify Owner not more than five (5) days after any such transaction or public offering is consummated. As used in this Lease, the term "control" (i) in the case of a corporation, shall mean ownership of more than fifty (50%) percent of the outstanding capital stock of that corporation, (ii) in the case of a general or limited liability partnership, shall mean ownership of more than fifty (50%) percent of the partnership interests of the partnership, (iii) in the case of a limited partnership, shall mean ownership of more than fifty (50%) percent of the general partnership interests and limited partnership interests of such limited partnership, and (iv) in the case of a limited liability company, shall mean ownership of more than fifty (50%) percent of the membership interests of such limited liability company. Notwithstanding the foregoing, the provisions of this Section 49.2 shall be subject to and conditioned upon all of the following additional conditions: (a) Tenant shall not be in default in the performance of any of its obligations under this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in the Lease with respect to such default, if any); (b) prior to any such subletting or assignment by Tenant to a related entity, Tenant shall furnish Owner with the name of any such related entity, together with a certification of Tenant and such other proof as Owner may reasonably request, that such subtenant or assignee is a related entity of Tenant; (c) if the related entity is the assignee of this Lease, Tenant shall deliver to Owner an instrument of assumption, reasonably satisfactory to Owner, pursuant to which the related entity assumes all of the obligations of Tenant under this Lease, after which assumption Tenant and the related entity shall be jointly and severally liable with Tenant for all such obligations; (d) such transaction is for a good, bona fide business purpose and not principally for the purpose of transferring the leasehold estate created hereby; (e) in connection with the information to be provided to Owner pursuant to this Section 49.2, Owner shall have the right, at any reasonable time and from time to time, to examine such books and records of Tenant and such related entity as may be necessary to establish that such related entity remains a related entity of Tenant; and (f) the provisions of Sections 49.3.3, 49.3.5, 49.3.8, 49.3.11, 49.3.12, 49.3.14, 49.4 and 49.9 shall be complied with and/or be applicable, as the case may be.

         49.3. If Owner shall not exercise its rights under Section 49.7 below, Owner shall not unreasonably withhold, delay or condition its consent to an assignment of this Lease or to a subletting of all or a portion of the Premises, provided and on condition that:

               49.3.1 Tenant is not in default in the performance of any of the terms and conditions of this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in the Lease with respect to such default, if any) both on the date Tenant's request for consent to such assignment or subletting is submitted to Owner and on the date that such assignment or subletting is to become effective;

               49.3.2 Tenant shall deliver to Owner a written notice by certified mail, return receipt requested, at least thirty (30) days prior to the effective date of such assignment or subletting, accompanied by the following information and documentation:

                      (a) The name and business address of the proposed subtenant or assignee, an unexecuted counterpart or draft of the proposed assignment or subletting agreement (if available), reasonably satisfactory information with respect to the nature and character of the business of the proposed assignee, and current financial information and references reasonably satisfactory to Owner including, without limitation, the completion and submission to Owner of Owner's then current form application to lease and, based on such information, Owner shall be reasonably satisfied with the suitability of the proposed subtenant or assignee and its ability to fully and timely perform all of its obligations under the sublease or this Lease, as the case may be; and

                      (b) A written statement by Tenant and the proposed assignee or subtenant (or an officer, shareholder or director thereof, if a corporation) certifying to Owner that such assignee or subtenant have never within the immediately preceding forty-two (42) month period (i) filed a voluntary petition in bankruptcy or insolvency, (ii) been adjudicated as bankrupt or insolvent, (iii) filed a petition seeking relief under Federal, state or similar bankruptcy laws or (iv) been the subject of an involuntary bankruptcy proceeding that was not discharged.

               49.3.3 The proposed subtenant or assignee shall use the Premises solely for the use permitted under this Lease;

               49.3.4 If, at the time Tenant gives notice to Owner of a proposed sublease or assignment, Owner has or within three (3) months thereafter reasonably expects to have comparable space for a comparable term available in the Building, the proposed subtenant or assignee shall not be (x) a party with whom Owner is then negotiating or discussing the leasing of space in the Building; or (y) a tenant in or occupant of the Building or any party that, directly or indirectly, is controlled by, controls or is under common control with any such tenant or occupant;

               49.3.5 The proposed use of the Premises by the proposed subtenant or assignee shall be in full and complete accordance with the provisions of
Article 2 and Article 43 hereof and shall not violate the terms of this Lease or any applicable law;

               49.3.6 Intentionally Deleted.

               49.3.7 The proposed assignee or subtenant shall neither be entitled directly or indirectly to diplomatic or sovereign immunity nor be a not-for-profit organization nor an entity or agency of any government;

               49.3.8 Not more than three (3) subtenants per floor or nine (9) subtenants in the Premises shall be permitted at any time during the term of this Lease, subject, however, to the provisions of Section 49.9 below;

               49.3.9 In the case of a proposed subletting, the listing or advertising for subletting of the Premises shall not have included a proposed rental rate; provided, however, that Tenant may quote in writing or orally directly to prospective subtenants the proposed rental rate.

               49.3.10 Intentionally Deleted.

               49.3.11 Any subletting shall be expressly subject to all of the terms, covenants, conditions and obligations on Tenant's part to be observed and performed under this Lease, and any assignment or subletting shall be subject to the further condition and restriction that this Lease or the sublease shall not be further assigned, encumbered or otherwise transferred or the subleased premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the assignee or subtenant to be used or occupied by others, without the prior written consent of Owner in each instance given pursuant to the provisions of this Lease;

               49.3.12 At no time shall there be more than three (3) occupants, including Tenant, in any floor of the Premises;

               49.3.13 Tenant shall reimburse Owner within fifteen (15) days after demand, as Additional Rent, for any reasonable costs and expenses that may be incurred by Owner in connection with said assignment or sublease, including, without limitation, any reasonable processing fees, attorneys' fees and disbursements, architect's fees (if required) and the costs of making investigations as to the acceptability of the proposed assignee or subtenant;

               49.3.14 The nature of the occupancy and the particular use of the Premises by the proposed subtenant or assignee shall, not impose on Owner any requirements of applicable federal, state or local laws, rules, codes, or regulations (including, without limitation, the Americans with Disabilities Act) in excess of those requirements imposed on Owner by reason of Tenant's use and occupancy, whether under this Lease or otherwise, unless such proposed subtenant or assignee shall have agreed in writing to comply with each of such excess requirements and, at Owner's option, shall have furnished Owner with such security as Owner may require to assure that such subtenant or assignee shall so comply; and

               49.3.15 The subletting or assignment is effected pursuant to a written instrument in form and substance reasonably satisfactory to Owner and its counsel and is in strict compliance with the information and documentation submitted to Owner pursuant to Section 49.3.2 above, and, if an assignment agreement, contains an agreement by the assignee to assume and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed from and after the effective date of the assignment, and that a duplicate original of any such subletting or assignment agreement be delivered to Owner within five (5) days following the date of its execution or not less than five (5) days prior to its effective date, whichever shall be sooner.

         49.4. Notwithstanding any subletting or assignment and/or acceptance of Fixed Rent or Additional Rent by Owner directly from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of Rents due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. The liability of Tenant hereunder shall be unaffected by any changes, modifications, extensions, renewals or amendments of this Lease or by any extensions of time or other concessions which Owner may grant to any assignee for the payment of Rents or other charges due hereunder that extend the term of this Lease or materially increase the lessee's substantive obligations above, or materially diminish its substantive rights below the substantive obligations, rights or term set forth in this Lease, as same may have been amended and/or extended as of the time of its assignment by Tenant, unless agreed to by Tenant. However, Tenant shall in all events remain liable to Owner with regard to all of Tenant's obligations as contained in this Lease, as same may have been amended and/or extended as of the time of its assignment by Tenant.

         49.5. Tenant hereby waives any claim against Owner for money damages which it may have based upon any assertion that Owner shall have unreasonably withheld, delayed and/or conditioned any consent to a subletting or assignment pursuant to the terms of this Article. Tenant's sole remedy shall be an action or proceeding to enforce such provision or for specific performance, injunction or declaratory judgment, or to enforce such provision pursuant to an arbitration proceeding instituted in accordance with the provisions of Article 89 below. In the event any such arbitration proceeding is commenced, the arbitrator's determination shall be limited solely to the issue of whether Owner shall have unreasonably withheld, delayed or conditioned any consent to a subletting or assignment pursuant to the terms of this Article and whether such subletting or assignment shall be permitted. In no event shall the arbitrators have the power to award monetary damages.

         49.6. (a) If Tenant shall sublet the Premises or any portion thereof (other than in accordance with Section 49.2 above), then all sums in excess of the Rent due under this Lease or, in the case of a sublease of a portion of the Premises, all sums in excess of the Rent allocable to that portion of the Premises being sublet, which are paid, directly or indirectly, to Tenant or Tenant's shareholders or principals by such subtenant in consideration of or in connection with said subletting including, without limitation, all sums payable as additional rent or for the rental (but not the bona-fide sale) of Tenant's fixtures, leasehold improvements, equipment, furniture, business or other personal or real property interest of any nature whatsoever (such excess sums are hereinafter referred to as the "Excess Subletting Rents") shall be disclosed to Owner. Tenant shall pay to Owner, on a monthly basis on the first day of each calendar month during the term of the subletting, as Additional Rent, fifty (50%) percent of the excess of (i) all of the Excess Subletting Rents paid to Tenant during the immediately preceding calendar month less (ii) the monthly amortized amount (as amortized on a straight-line basis over the total number of months of the term of the sublease) of the reasonable amount of out-of-pocket costs of brokerage commissions, legal fees, any reasonable construction work allowance granted to the subtenant actually paid by Tenant in connection with the execution and delivery of the sublease and the reasonable cost of any improvements to the subleased premises actually made by Tenant as shall be required pursuant to the sublease agreement. The amount of such brokerage commissions, legal fees. construction work allowance (if any) and improvement costs (if any) shall be properly documented by Tenant to Owner's reasonable satisfaction. The obligation to make such payment to Owner shall be binding upon Tenant as well as each subtenant, jointly and severally, and such obligation shall survive the expiration or earlier termination of the term of this Lease.

               (b) If this Lease shall be assigned, or shall be deemed to be assigned, at any time(s) during the term of this Lease (other than in accordance with Section 49.2 above), then the aggregate amount of all sums which are paid, directly or indirectly, to Tenant or Tenant's shareholders or principals by or on behalf of the assignee in consideration of or in connection with said assignment and/or for Tenant's leasehold improvements (including, without limitation, all sums paid for the sale or rental of Tenant's 'fixtures, equipment, furniture, business or other personal or real property interest of any nature whatsoever in excess of the then fair market value of such items), shall be disclosed to Owner and Tenant shall pay to Owner, as Additional Rent, an amount equal to fifty (50%) percent of the difference between (i) the total amount of such consideration (hereinafter, "Tenant's Assignment Consideration") less (ii) the reasonable amount of out-of-pocket costs of brokerage commissions, legal fees and reasonable costs of improvements to the Premises actually made by Tenant as shall be required pursuant to the assignment agreement actually paid by Tenant in connection with the execution and delivery of the assignment. The amount of such brokerage commissions, legal fees and improvement costs shall be properly documented by Tenant to Owner's reasonable satisfaction. No later than two (2) business days prior to the effective date of the assignment, time being. of the essence, Tenant shall furnish Owner with definitive documentary evidence of the amount of Tenant's Assignment Consideration which shall be reasonably satisfactory to Owner including, without limitation, (i) true copies of all agreements and other documentation between Tenant and Tenant's assignee relating to the assignment and (ii) affidavits from executive officers of both Tenant and Tenant's assignee (as well as from such parties' respective independent certified public accounts) attesting, under penalties of perjury, as to the amount of Tenant's Assignment Consideration. The obligation to make such payment of Tenant's Assignment Consideration to Owner shall be binding upon Tenant and the assignee, jointly and severally, and shall survive the expiration or earlier termination of the term of this Lease.

               (c) Owner may, by notice to Tenant, elect to waive the benefits of this Section 49.6, in whole or in part, prospectively or retroactively. Any retroactive waiver shall be accompanied by a return to Tenant of all sums theretofore paid to and retroactively waived by Owner.

         49.7. (a) Anything herein contained to the contrary notwithstanding, should Tenant desire to assign this Lease or sublet the Premises or any portion thereof, then Tenant shall send to Owner a written notice (hereinafter, a "Sublease or Assignment Notice") by registered mail, return receipt requested, at least thirty (30) days prior to the date that Tenant intends such assignment or subletting to commence, setting forth the proposed commencement date of such assignment or subletting and in the case of subletting, the terms of such subletting, as well as the name and business address of the proposed subtenant or assignee, an unexecuted counterpart or draft of the proposed assignment or subletting agreement (if available), reasonably satisfactory information with respect to the nature and character of the business of the proposed assignee, and current financial information and references reasonably satisfactory to Owner including, without limitation, the completion and submission to Owner of Owner's then current form application to lease. In the case of a subletting of a portion of the Premises, such notice shall be accompanied by a reasonably accurate floor plan of that portion of the Premises to be sublet. The portion of the Premises to which such proposed assignment or sublease is to be applicable is hereinafter referred to in this Section 49.7 as the "Space" (which term shall be deemed to mean the entire Premises if Tenant's proposed transaction is a sublease of the entire Premises or an assignment of this Lease). Notwithstanding the foregoing, if Tenant wishes to assign this Lease or enter into a sublease and Tenant has not yet located the assignee or subtenant and/or negotiated the terms of the transaction, Tenant shall send to Owner a notice (an "Abbreviated Notice") specifying only Tenant's intention to so assign or sublease, the desired effective date and term of the proposed transaction and the relevant Space. If Tenant gives a Sublease or Assignment Notice or an Abbreviated Notice as above set forth, the applicable Sublease or Assignment Notice or Abbreviated Notice shall constitute an irrevocable offer to Owner, for the thirty (30) or sixty (60) day period set forth below, as applicable; to exercise Owner's right to Recapture (as hereinafter defined).

               (b) A Sublease or Assignment Notice or an Abbreviated Notice (collectively hereinafter sometimes referred to as a "Tenant's Notice"), if given, shall be deemed an irrevocable offer (coupled with an interest) by Tenant to Owner, exercisable within thirty (30) days after Owner's receipt of a Sublease or Assignment Notice or sixty (60) days after receipt of an Abbreviated Notice, as the case may be, by notice to Tenant ("Owner's Notice"), to terminate this Lease with respect to the Space for the period specified in the Sublease or Assignment Notice or the Abbreviated Notice on the terms set forth in subparagraph (c) below (such action being called a "Recapture"). If Owner fails to exercise such Recapture option within the applicable period, then Owner shall not unreasonably withhold, delay or condition its consent to the proposed assignment or sublease in accordance with and subject to the provisions of this
Article 49 (but only, in the case of an Abbreviated Notice, after Tenant has timely delivered a Sublease or Assignment Notice with respect thereto). If Tenant initially gives an Abbreviated Notice in accordance with the provisions hereof and Owner fails to Recapture the Space, then Tenant shall provide a Sublease or Assignment Notice with respect thereto once the proposed transaction is consummated, and Owner shall not unreasonably withhold, delay or condition its consent thereto in accordance with and subject to the provisions of this
Article 49 (but Owner shall not have the right of Recapture with respect to any such Sublease or Assignment Notice) provided that such transaction is on substantially no less favorable terms to Tenant than those described in the Abbreviated Notice and is consummated within one hundred fifty (150) days after Owner's receipt of the Abbreviated Notice. Notwithstanding the foregoing or anything to the contrary set forth in this Article 49, (x) Tenant shall not be permitted to give Owner an Abbreviated Notice if Tenant shall be in default under this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with regard to such default, if any.

               (c) If Owner requires that this Lease be terminated as to the Space pursuant to subparagraph (b) above, then (i) if the Space encompasses any partial floor(s) in the Premises, Tenant, at its sole expense shall (w) erect all partitions required to separate the Space from the remainder of the space on such partial floor(s), (x) to the extent reasonably required by Owner, install all doors required for independent access from the Space to the elevators, lavatories and stairwells on the floor and install all equipment and facilities (including, without limitation, men's and women's toilets) required to comply with all applicable Legal Requirements and to enable Owner to maintain and service the Space and permit the Space to be used as an independent unit, (y) Owner and Tenant shall execute and deliver a supplementary agreement modifying this Lease by eliminating the Space from the Premises for the term specified in Tenant's Notice commencing, at Owner's option, on the later of (1) the commencement date set forth in Tenant's Notice, or (2) a date designated by Owner which shall not be more than thirty (30) days after the date of Owner's Notice, and, for such period, reducing the Fixed Rent and Additional Rent payable under this Lease on a pro rata basis and (z) at the expiration of the period for which this Lease shall be terminated with respect to the Space, the Space shall be returned to Tenant subject to all alterations, decorations, additions or improvements made by Owner, with no obligation on Owner's part to restore same or (ii) if the proposed transaction is an assignment of this Lease or a subletting of all or substantially all of the Premises for all or substantially all of the remaining term of this Lease, then the Lease shall be deemed terminated as of the date which shall be, at Owner's option on the later of (x) the effective date of the assignment or subletting transaction set forth in Tenant's Notice or (y) a date designated by Owner which shall not be more than thirty (30) days after the date of Owner's Notice, and Tenant shall pay all Fixed Rent and Additional Rent due under or pursuant to this Lease through such date of termination and this Lease shall terminate as of such date as if such date were the fixed date of expiration of the term of this Lease.

               (d) Notwithstanding anything to the contrary contained in this
Section 49.7, provided and on condition that Tenant shall not be in default under this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any), Owner shall not have the right to Recapture with regard to any proposed subletting or assignment transaction which is being made in connection with, and as an integral and necessary component of, the bona fide sale, transfer or spin off by Tenant of the stock or assets of or attributed to any division of Tenant, or any portion of Tenant's business which is not a separate division, which in any case represents not less than forty (40%) percent of the total asset value of Tenant at the time of such proposed transaction. Tenant shall furnish Owner, together with the Sublease or Assignment Notice in respect of such proposed transaction, substantiation of the foregoing which shall be reasonably satisfactory to Owner. Owner's consent to such proposed subletting or assignment shall not be unreasonably withheld or delayed in accordance with the provisions of this Article 49.

               (e) The failure by Owner to exercise any of its options under this Section 49.7 with respect to any proposed subletting or assignment shall not be deemed a waiver of any of such options with respect to any amendment or extension of such subletting or assignment or any subsequent subletting or assignment.

         49.8. If Owner shall terminate this Lease pursuant to the provisions of this Lease or if Owner shall otherwise recover or come into possession of the Premises before the date herein fixed for the expiration of the term of this Lease, Owner shall have the right, at Owner's sole and exclusive option, to take over any and all subleases or sublettings of the Premises or any part thereof made by Tenant (other than subleases or sublettings to affiliates of Tenant) and to succeed to a ll of the rights of said subleases and sublettings or such of them as Owner may elect to take over. Tenant hereby expressly assigns and transfers to Owner such of the subleases and sublettings as Owner may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or reentry by Owner hereunder or if Owner shall otherwise succeed to Tenant's estate in the Premises, at which time Tenant shall, upon request of Owner, execute, acknowledge and deliver to Owner such further assignments and transfers as may be necessary to vest in Owner the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Owner hereunder or if Owner shall otherwise succeed to Tenant's estate in the Premises, that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Owner's election, such subtenant shall be bound to Owner for the balance of the term of such sublease and shall attorn to and recognize Owner, as its Owner, under all of the then executory terms of such sublease, except that Owner shall not (i) be liable for any previous act, omission or negligence of Tenant under such sublease, (ii) be subject to any counterclaim or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease which shall not have been consented to by Owner or by any previous prepayment of more than one month's rent and additional rent which shall be payable as provided in the sublease,
(iv) be obligated to repair, alter or improve the subleased space, the Premises, the Building or any part thereof or (v) be obligated to perform any work in the subleased space, the Premises, or the Building or to prepare them for occupancy beyond Owner's obligations under this Lease, and the subtenant shall execute and deliver to Owner any instruments Owner may reasonably request to evidence and confirm such attornment.

         49.9. As a condition to Owner's granting its consent to any sublease of less than one (1) full floor of the Premises or to any sublease which otherwise involves the subdivision of any floor of the Premises, and as an independent affirmative covenant of Tenant separate and apart from the provisions of Article 3 above, (which condition and covenant shall be effective as to any proposed alteration and/or reconfiguration of the Premises to accommodate a partial floor sublease, whether or not Owner's consent thereto shall be required pursuant to the provisions of this Lease), Tenant shall deposit with Owner, not later than ten (10) days prior to the effective date of such subletting or the commencement of such proposed alteration and/or reconfiguration, as the case may be, such sum (hereinafter, the "Sublease Restoration Deposit") as Owner shall reasonably determine shall be necessary to pay for the cost of removal at the end of the term of the proposed sublease of all fixtures, partitions and other installations proposed or reasonably contemplated to be made by or on behalf of Tenant and/or its subtenant in order to separately demise the portion of the Premises to be sublet and otherwise to prepare such space for the subtenant's proposed use and occupancy, as well as for the cost to restore the floor of the Premises in which such space is situated to its original full floor configuration and condition (reasonable wear and tear excepted). Such restoration shall be deemed to include, without limitation, the removal of all demising walls, doors and other installations made by Tenant and the relocation of all equipment, fixtures, conduits and other installations to their original configuration and the repair of any damage to the Premises arising as a result of the original alteration and/or reconfiguration. The amount of any Sublease Restoration Deposit shall be subject to adjustment, if necessary, at such time as Tenant shall submit Tenant's Plans for the alteration and/or reconfiguration of the floor(s) on which the subleased space shall be situated. The amount of any such adjustment shall be reasonably determined by Owner, However, in no event shall the Sublease Restoration Deposit be in an amount equal to less than four ($4.00) dollars per rentable square foot of the space proposed to be sublet, as such area shall be reasonably determined by Owner. The Sublease Restoration Deposit shall be held by Owner in the same manner as a cash security deposit under the provisions of Article 57 below, and any unapplied portion thereof shall be refunded to Tenant within forty-five (45) days after the completion of the removal and restoration work described above by Owner or by a subsequent lessee, but in no event more than one (1) year after the expiration or earlier termination of the term of this Lease. Owner shall have the right to apply all or any portion of the Sublease Restoration Deposit to pay for the cost incurred by Owner or any such subsequent lessee to perform such removal and restoration work, either directly or indirectly by means of a rent credit, rent abatement, work allowance or otherwise. Upon such application, Owner shall be relieved of any obligation to refund to Tenant the amount of the Sublease Restoration Deposit so applied. Notwithstanding the provisions of the immediately preceding sentence, if with respect to the first new lease for all or any portion of any floor of the Premises entered into by Owner subsequent to the expiration or earlier termination of the term of this Lease, Owner rents such partial floor space without any reconfiguration thereof by either Owner or the new lessee, then Owner shall not be entitled to apply such portion of the Sublease Restoration Deposit as shall equal the cost of reconfiguring such subdivided floor to a full floor (as such cost shall be reasonably determined by Owner). Notwithstanding anything to the contrary herein, Tenant shall be liable for all reasonable costs of removal and restoration which shall be in excess of the amount of the Sublease Restoration Deposit (if any). The provisions of this
Section 49.9 shall survive the expiration or earlier termination of the term of this Lease.

         49.10. Owner shall have no liability for brokerage commissions incurred with respect to any assignment of this Lease or any subletting of all or any part of the Premises by or on behalf of Tenant. Tenant shall pay, and shall indemnify and hold Owner harmless from and against, any and all costs, expenses (including reasonable attorneys' fees and disbursements) and liability in connection with any compensation, commissions or charges claimed by any broker or agent with respect to any such assignment or subletting.

         49.11. Except as otherwise specifically set forth above in this Article 49, Tenant shall not (a) assign or otherwise transfer this Lease or the term or estate hereby granted, whether by operation of law, transfers of ownership interest in Tenant, or otherwise, (b) sublet the Premises or any part thereof or allow the same to be used, occupied, managed or operated by others or (c) mortgage or encumber Tenant's interest in this Lease, in whole or in part, without, in each instance, obtaining the prior written consent of Owner, which such consent may be withheld for any reason (whether reasonable, unreasonable or arbitrary) or for no reason.

50.      50. Bankruptcy (Supplementing Article 16)

         (a) If at or before the date fixed as the Commencement Date of the term of this Lease or if at any time during the term of this Lease:

             (i) Tenant shall file a petition commencing a voluntary case under the Federal Bankruptcy Code (Title 11 of the United States Code), now or hereafter in effect, or under any similar law, or file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar law; or

             (ii) an involuntary case against Tenant as debtor is commenced by a petition under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or a petition or answer proposing the adjudication of Tenant a bankrupt or its reorganization pursuant to any state bankruptcy law or any similar state law shall be filed in any court and Tenant shall consent to or acquiesce in the filing thereof; or in such case, the petition or answer shall not be dismissed, discharged or denied within sixty
(60) days after the filing thereof; or

             (iii) a custodian, receiver, United States Trustee, trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Premises shall be appointed in any proceedings brought by Tenant; or if such custodian, receiver, United States Trustee, trustee or liquidator shall be appointed in any proceedings brought against Tenant and shall not be discharged within sixty (60) days after such appointment; or if Tenant shall consent to or acquiesce in such appointment; or

             (iv) Tenant shall generally not pay Tenant's debts as such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, then, at the sole and absolute option of Owner, after notice of the happening of any one or more of the aforementioned events, this Lease may be cancelled and terminated by written notice to such effect given by Owner to Tenant or Tenant's custodian, receiver, United States Trustee, trustee or liquidator, as the case may be.

         (b) If an order for relief is entered, or if any stay or other act becomes effective in favor of Tenant or Tenant's interest in this Lease in any proceeding which is commenced by or against Tenant under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law, Owner shall be entitled to invoke any and all rights and remedies available to it under such bankruptcy code, statute, law or this Lease, including, without limitation, such rights and remedies as may be necessary to adequately protect Owner's right, title and interest in and to the Premises or any part thereof and adequately assure the complete and continuous future performance of Tenant's obligations under this Lease. Adequate protection of Owner's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease shall include, without limitation, the following requirements: (i) that Tenant comply with all of its obligations under this Lease; (ii) that Tenant pay to Owner, on the first day of each month occurring subsequent to the entry of such order, or the effective date of such stay, a sum equal to the aggregate amount of Rents payable for such monthly period; (iii) that any use of the Premises shall be in accordance with the provisions of this Lease; (iv) that Tenant pay to Owner within thirty (30) days after entry of such order or the effective date of such stay, as adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, an additional security deposit in an amount reasonably acceptable to Owner; and (v) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Owner that sufficient funds will be available to fulfill the obligations of Tenant under this Lease.

51.      Default and Remedies (Supplementing Articles 17 and 18)

         51.1. In the event of any dispossess by summary proceedings or otherwise, or such other termination of this Lease under the provisions hereof or under any summary dispossess or other proceeding or action or any provision of law, Owner shall be entitled to retain all monies, if any, paid by or on behalf of Tenant to Owner, whether as advance Rents, security deposit or otherwise (including, without limitation, Owner's right to draw down the full amount of any letter of credit delivered to Owner as set forth in Article 57 below and to retain the full proceeds of such letter of credit). Such monies shall be credited by Owner against any Fixed Rent, Additional Rent or any other charges due from Tenant at the time of such termination or re-entry or, at Owner's option, against any damages payable by Tenant under Article 18 above or under Sections 51.2 and 51.4 below, or as otherwise permitted by applicable law, and any excess amounts shall be restored to the security deposit or (if this Lease has been terminated) be promptly refunded to Tenant.

         51.2. Modifying the provisions of clause (c) of the first sentence of
Article 18 of this Lease, in the event of any default and/or dispossess by summary proceedings or otherwise, or such other termination of this Lease under the provisions hereof or under any summary dispossess or other proceeding or action or any provision of law, Tenant will pay to Owner, as damages, at the election of Owner, either:

               51.2.1 a sum which at the time of such termination of this Lease or at the time of any such re-entry by Owner, as the case may be, represents the sum of (i) the then value of the excess, if any, of (1) the aggregate of the installments of Fixed Rent and Additional Rent which would have been payable under this Lease by Tenant, had this Lease not so terminated, for the period commencing on the effective date of such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date set forth herein as the fixed date of expiration of the term of this Lease (hereinafter, the "Expiration Date") over (2) the aggregate fair market rental value of the Premises for the same period, each of (1) and (2) being first discounted to present value at the rate of four (4%) percent per annum or the rate then being paid on newly issued ten year U.S. Treasury Bonds, whichever shall be less, plus (ii) an amount equal to the expenses incurred or paid by Owner in terminating this Lease and of re-entering the Premises and of securing possession thereof, including without limitation, reasonable attorneys' fees and costs of removal and storage of Tenant's property, as well as the reasonable expenses of reletting, including repairing and restoring the Premises for new tenants, brokers' commissions, advertising costs, construction allowances or "free rent", reasonable attorneys' fees, and all other similar or dissimilar reasonable expenses incurred in connection with such re-letting, it being understood that such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease. For the purpose(s) of this Section 51.2.1, the amount of Additional Rent which would have been payable by Tenant pursuant to this Lease for each year ending after such termination of this Lease or such re-entry, shall be deemed to be an amount equal to the amount of such Additional Rent payable by Tenant for the calendar year ended immediately preceding the calendar year in which such termination of this Lease or such re-entry shall have occurred. If, before presentation of proof of such damages to any court, commission or tribunal, the Premises, or any part thereof, are relet by Owner for the period which otherwise would have constituted the unexpired portion of the term of this Lease, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair market rental value for the part or the whole of the Premises so relet during the term of the reletting; or

               51.2.2 sums equal to the aggregate of the installments of Fixed Rent and Additional Rent which would have been payable by Tenant had this Lease not so terminated, payable upon the due dates therefor specified in this Lease following such termination or such re-entry through and including the Expiration Date; provided, however, that if Owner shall relet the Premises during said period, Owner shall credit Tenant with the net rents received by Owner from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Owner from such reletting the reasonable expenses incurred or paid by Owner in terminating this Lease or of re-entering the Premises and of securing possession thereof, including without limitation, reasonable attorneys' fees and costs of removal and storage of Tenant's property, as well as the reasonable expenses of reletting, including repairing and restoring the Premises for new tenants, brokers' commissions, advertising costs, attorneys' fees, and all other similar or dissimilar reasonable expenses incurred in connection with such re-letting, it being understood that such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease.

         In no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Owner hereunder. Further, (a) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Section 51.2 to a credit in respect of any net rents received from a reletting, except, with respect to Section 51.2.2 above only, to the extent that such net rents are actually received by Owner with respect to the period for which a judgment is obtained by Owner in such suit, and (b) if only a portion of the Premises shall be relet, or if the Premises or any portion thereof should be relet in combination with other space in the Building, then a proper apportionment on a square foot area basis shall be made of the rent received from such reletting and of the expenses of reletting, or if such reletting shall be for a period longer than the remaining term of this Lease, the expenses of reletting shall be apportioned based on the respective terms.

         51.3. Suitor suits for the recovery of such damages, or any installments thereof, may be brought by Owner from time to time at Owner's election, and nothing contained herein shall be deemed to require Owner to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Article 17, or under any provision of law, or had Owner not re-entered the Premises.

         51.4. Nothing herein contained shall be construed as limiting or precluding the recovery by Owner against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Owner may lawfully be entitled by reason of any default hereunder on the part of Tenant. The failure or refusal of Owner to re-let the Premises or any part or parts thereof, or the failure of Owner to collect the rent thereof under such re-letting, shall not release or affect Tenant's liability for damages.

         51.5. Tenant, for Tenant, and on behalf of any and all persons, firms, corporations and associations claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the term hereby demised after Tenant is dispossessed or rejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as herein provided or pursuant to law. If Owner commences any summary proceeding for non-payment of Rents, or for. holding over after the expiration or earlier termination of this Lease, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

         51.6. Tenant expressly recognizes that Tenant's due and punctual performance of each of its monetary and non-monetary obligations under this Lease throughout the term hereof is of paramount importance to Owner. Accordingly, without limiting the provisions of Article 17, Article 18 or this
Article 51, if Tenant shall default in the timely performance of any obligation of Tenant under this Lease, and in each and every instance that any such default shall occur at least three (3) times in any twelve (12) month period, then notwithstanding that such failure or other default shall have been cured within the applicable period provided in said Article 17 (if any): (i) if Owner shall give notice to Tenant that Owner intends to invoke the provisions of this
Section 51.6 upon the occurrence of the next default by Tenant then, upon the occurrence of the next default by Tenant, Tenant shall be obligated to immediately tender and deliver to Owner by certified or official bank check, an amount equal to two (2) months of the then current Fixed Rent, to be held and applied as an additional cash security deposit pursuant and subject to the provisions of Article 57 below; and (ii) such next default shall be deemed to be deliberate and Owner may thereafter give Tenant a notice of such default, and if such default shall not be cured by Tenant within ten (10) days after the giving of such notice to Tenant, time being of the essence, Owner may proceed to serve a notice of intention to terminate this Lease at the expiration of the next succeeding month and upon such date this Lease shall be terminated and of no further force and effect except with respect to those provisions which are stated to or which by implication survive the termination of this Lease.

52.      Access to Premises (Supplementing Article 13)

         52.1. Owner's right of access provided for in Article 13 shall be deemed to include: (i) access to equipment areas with respect to electric meter, telephone, internet service and any other rooms and/or cabinets on each floor of the Building; (ii) access to the meter room(s) and boiler room in the cellar portion of the Building and any other equipment or fixtures in or accessible through the Premises which are used in the general service of the Building or for the maintenance or repair of which Owner may be responsible on a twenty-four hour per day, seven day per week basis; (iii) access to the Building service elevator and stairway, if any, to the Building service passage on the ground floor of the Premises; (iv) egress and ingress through the Premises for the purposes of (1) removing waste, refuse, debris and garbage resulting from the operation of the Building and (2) access to the elevator machinery on the roof of the Building and other areas of the roof of the Building; (v) access through the Premises to any Building stairway, the roof, passenger elevator shaftways and cabs; and (vi) access to the Premises during business hours to inspect the Premises. Tenant shall not cause or permit any materials to be stored in such a manner as to delay access to meter rooms, telephone/internet service equipment areas, service and passenger elevator(s), service passages and stairways by anyone having a right to such access.

         52.2. Tenant shall not obstruct the sidewalks or curbs abutting the Building or the driveways or other entrances to the Building or any loading dock areas.

53.      No Representations by Owner/Building Security (Supplementing
         Article 21)

         53.1. Tenant acknowledges that it has inspected the Premises and agrees to accept possession thereof in its "as-is" physical condition on the date of this Lease, it being understood and agreed that Owner shall not be obligated to perform any alterations or improvements to the Premises. Tenant agrees that neither Owner, nor any broker, agent, employee or representative of Owner nor any other party has made, and Tenant does not rely on, any representations, warranties, or promises with respect to the Building, the Premises or this Lease, except as may be herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as may be expressly set forth in this Lease. Further, without limitation of the foregoing, Owner makes no representations, warranties or promises of any nature as to the design, construction, development or use of the Building, the manner of construction thereof, the contents, presence or absence of asbestos or other toxic or hazardous materials therein, or otherwise, except as may be expressly set forth in this Lease. Without limiting the foregoing provisions of this
Section 53.1, and notwithstanding anything to the contrary set forth in this Lease, Tenant acknowledges and agrees that Owner shall not be obligated to provide any security to the Premises and Tenant hereby assumes all risk and liability for loss or damage occasioned by theft or otherwise.

         53.2. Owner shall have no liability for lost, stolen or damaged property or for injuries to Tenant, its employees, contractors, customers, invitees or guests, except if and to the extent caused solely by Owner's negligence, tortious acts or willful misconduct. Except as specifically set forth in Section 53.3 below, Owner shall have no obligation to provide locks, fences, guards or other security devices or measures for the Building or the Premises. Tenant may use any existing locks located at the Premises at Tenant's sole risk; however, Owner makes no representations or warranties as to the condition or adequacy of any such existing locks and Owner shall have no obligations to maintain, service or repair same. Notwithstanding the provisions of Section 53.3 below or any other provisions of this Lease, Owner shall have no liability whatsoever relating to the security of the Building, except as may be provided by law.

         53.3. Owner has installed a closed-circuit television system in various areas throughout the Building (but not within the interior of the Premises). Owner shall have no liability whatsoever to Tenant or any other party if the Building lobby shall not be attended or any such closed-circuit television system shall not be in operation during any period(s) during the term of this Lease. Further, Tenant acknowledges that neither the lobby attendant nor any closed-circuit television system which Owner has installed or may hereafter elect to install shall, or shall be intended to, provide any security to Tenant or any other tenants or occupants of the Building and Owner shall not have any liability arising out of any acts or omissions of such lobby attendant or relating to the operation of the Building lobby or any closed-circuit television system. Tenant agrees that Tenant and all persons under Tenant's control shall not make any claims relating to invasion of privacy with regard to such closed-circuit television system and Tenant shall indemnify and hold Owner and Owner's managing agent harmless from and against any and all such claims asserted by persons under Tenant's control or by persons who at any time were under Tenant's control.

         53.4. The Premises are being leased to and accepted by Tenant together with all furniture, telephone equipment and built-ins currently located within the fifth (5`n) and sixth (6t") floors of the Premises, in their current "as-is, where-is" condition, (collectively, the "Fifth and Sixth Floor Furniture") subject to all liens, claims, and encumbrances and adverse interests. Owner has not made, and does not make, any representations or warranties of any nature whatsoever relating to such furniture, telephone equipment and built-ins, which Owner has advised Tenant were abandoned by the prior tenant of the Premises. However, if any claim(s) shall hereafter be made by a third party with regard to any ownership rights or security interest in any of the Fifth and Sixth Floor Furniture, then (i) such claim(s) shall be defended by Owner and (ii) Tenant shall be responsible to pay to Owner, as Additional Rent, an amount equal to (i) fifty (50%) percent of any liability arising out of such claim(s), as well as
(ii) fifty (50%) percent of all reasonable attorneys' fees, disbursements and court costs incurred by Owner in connection with the defense and/or settlement of such claim(s). Owner shall not be permitted to settle any such claim without the prior written consent of Tenant, which consent shall not be unreasonably withheld, delayed or conditioned. The furniture and telephone equipment currently located within the fourth (4") floor of the Premises, which are subject to a claim asserted by a prior subtenant of the Premises, are not included in the leasing of the Premises and such furniture will be removed by Owner prior to the Commencement Date.

         53.5. Tenant shall be obligated to cause all of its employees, agents, vendors, contractors and invitees to strictly adhere to all Building rules, regulations and policies now or hereafter adopted by Owner or its managing agent relating to Building security and ingress and egress to and from the Building and the Premises, including, without limitation, sign-in, sign-out procedures, delivery and pick-up by messengers and other personnel, identification and after-business hours ingress and egress.

54.      Quiet Enjoyment (Supplementing Article 23)

         Tenant shall not interfere with the quiet enjoyment of the other tenants of the Building. Tenant shall indemnify and save Owner harmless from and against any and all claims made, and liabilities, losses and damages sustained (including all costs, expenses, penalties and attorneys' fees), which Owner may sustain arising out of Tenant's breach or default of the terms of this Article. In addition to any other rights and remedies which Owner may have under the terms of this Lease, Owner shall be entitled to a decree specifically enforcing the provisions of this Article and enjoining Tenant from the breach or default of the terms hereof.

55.      Bills and Notices (Supplementing Article 28)

         55.1. Any notice or other communication which either party may desire or be required to give to the other under this Lease shall be in writing and shall be delivered by a nationally recognized overnight courier service with guaranteed next day delivery which provides proof of delivery (such as Federal Express), by certified mail, return receipt requested, or by personal delivery, as follows: In the case of notice to Tenant, one copy shall be mailed to Tenant at the Building and a copy of any notice of default only shall be given to Tenant c/o Blank Rome Tenzer Greenblatt, LLP, 405 Lexington Avenue, New York, New York, 10174, Attention: Lloyd Shor, Esq.. In the case of notice to Owner, one copy shall be given to Owner at the address first hereinabove set forth and a copy shall be given to Owner c/o Kaufman Friedman Plotnicki & Grun, LLP, 300 East 42nd Street, New York, New York 10017, Attention: Gary S. Friedman, Esq. Notices shall be deemed given on the date personal delivery or delivery by overnight courier is effected or three (3) business days after mailing by certified mail, return receipt requested, as the case may be. Either party shall have the right to substitute an address for such notices upon prior written notice to the other party given in the manner hereinabove set forth. A notice or other communication given by a party's attorneys shall be deemed given by such party.

         55.2. Whenever either party shall consist of more than one person or entity, any bill, notice, statement, demand or other communication required or permitted to be given, rendered or made to or by, and any payment to be made to such party, shall be deemed duly given, rendered, made or paid if addressed to or by (or in the case of payment by check, to the direct order of) one of such persons or entities who shall be designated from time to time by all persons or entities then comprising such party. Such party shall promptly notify the other of the identity of such person or entity who is to act on behalf of all persons and entities then comprising such party and of all changes in such identity.

         55.3. Notwithstanding anything to the contrary contained herein, all bills for Rent and/or Additional Rent may be sent by regular mail to Tenant only and copies of bills need not be sent to Tenant's attorney or any other party.

56.      Cleaning of Premises

         56.1. Tenant shall clean the Premises on each business day to Owner's reasonable satisfaction, at Tenant's sole cost and expense. Tenant shall use a reputable cleaning contractor of Tenant's choice, subject to Owner's reasonable written pre-approval. Tenant shall not permit Tenant's cleaning contractor to utilize the passenger elevators of the Building or to damage the windows, floors or any other portion(s) of the Premises or the Building. Tenant's contractors shall complete all cleaning activities and vacate the Building on a daily basis by no later than 11:30 P.M. each day. Tenant shall cause Tenant's cleaning contractor to provide liability insurance with coverage limits of not less than $1,000,000.00 per occurrence, with a minimum aggregate limit of $2,000,000.00, as well as a fidelity bond in an amount not less than $1,000,000.00. The policies of insurance and fidelity bond provided for in this Section shall be issued by insurance companies reasonably satisfactory to Owner, shall be non-cancelable except on at least thirty (30) days' prior written notice to Owner by certified mail, return receipt requested, and, to the extent obtainable, shall not be invalidated as against one assured by reason of any act or omission of another assured. Such insurance companies shall be responsible, authorized to issue the relevant insurance coverage and fidelity bond, authorized to do business in New York and have a policyholder's rating of no less than "A+10" in the most current edition of A.M. Best's Insurance Reports or its successor. Not later than the earlier to occur of the day prior to the date Tenant first enters upon the Premises or the day prior to the Commencement Date, Tenant shall cause Tenant's cleaning contractor to furnish Owner with a duplicate original policy evidencing each such insurance policy and an original fidelity bond, together with satisfactory evidence of payment of the premiums therefor for a period of coverage of not less than one year. Similar documentary evidence of renewal and payment for each renewal or new policy for such insurance and fidelity bond shall be furnished to Owner at least thirty (30) days prior .to each date of expiration of the then current policy or bond. All such insurance policies shall contain agreements by the insurers that the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the Premises. Such policy(ies) and fidelity bond shall name Owner, Owner's managing agent and their respective officers, directors, shareholders, and authorized agents and representatives as additional insureds. Such additional insureds shall be specifically named as follows in all such policies, bonds and certificates: "Moklam Enterprises, Inc., as owner, and Yuco Management, Inc., as agent, 475 Fifth Avenue, 19' Floor, New York, New York 10017, and such parties' respective officers, directors, shareholders, and authorized agents and representatives". Additional insured status in respect of such contractor's comprehensive general public liability insurance shall be provided on ISO Form 2026 or its equivalent, without modification, or such other endorsement as shall be satisfactory to Owner in Owner's sole and absolute discretion.

         56.2. Notwithstanding the provisions of Section 56.1 above or anything else to the contrary set forth in this Lease, Owner shall have the option, effective upon thirty (30) days' notice to Tenant given at any time(s) during the term of this Lease, to designate and require Tenant to utilize the contractor or contractors specified by Owner (which contractor(s) may be affiliated with Owner or have a contractual relationship with Owner or an affiliate of Owner) to perform all cleaning services on business days with regard to the Premises, including window cleaning. The charges of the cleaning contractor(s) so designated by Owner shall be at competitive market rates and shall be timely paid by Tenant. The current charge for the cleaning contractor currently designated by Owner is $2,100.00 (plus applicable tax) per month, per floor (i.e. $6,300.00 plus tax per month for the Premises), exclusive of window cleaning. Tenant hereby acknowledges and confirms that such charge is a competitive market rate and that Owner has elected (and Tenant has agreed) to require Tenant to use Owner's designated cleaning contractor effective as of the Commencement Date. Such charges for cleaning services may be billed directly by Owner to Tenant as Additional Rent and, in such event, such charges shall be payable by Tenant as Additional Rent. As long as Tenant is utilizing Landlord designated contractor, the provisions of Section 56.1 shall be inapplicable.

57.      Security

         57.1. Tenant shall deliver to Owner, upon Tenant's execution and delivery of this Lease, and Tenant shall hereafter continuously maintain in full force and effect, a letter of credit in favor of Owner, in the form annexed hereto as Exhibit A (the provisions of which Exhibit are hereby incorporated herein by reference and made a part hereof) and otherwise satisfactory to Owner in all respects, in the sum of one million five hundred sixty thousand and 00/100 ($1,560,000.00) dollars, as security for the faithful performance by Tenant of all of the terms, conditions, covenants and agreements of this Lease, including, but not limited to, the payment of Rents. Owner may use, apply or retain the whole or any part of the letter of credit, to the extent required for the payment of Fixed Rent and/or Additional Rent or any other sum as to which Tenant is in default (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any), or for the payment or reimbursement of any sum which Owner may expend or may be required to expend or for any damages Owner may suffer by reason of Tenant's default (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any) in respect of any of the terms, conditions, covenants and agreements set forth in this Lease including, without limitation, reasonable attorneys' fees, court costs and other expenses paid by Owner. Tenant covenants and agrees that it will not assign or encumber the letter of credit provided for herein and that neither Owner nor its successors or assigns shall be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance. Without limitation to the foregoing or any other provisions set forth in this
Article 57, the letter of credit delivered to Owner shall: (i) be clean, irrevocable and non-negotiable, except by Owner to mortgagees and future transferees of the Building without charge to the beneficiary; (ii) be issued by Bank of America or by any other domestic banking institution then ranked in the top ten as to total assets among domestic banking institutions, for an initial term expiring on December 6, 2002, and automatically renewable for successive one (1) year periods as provided below; (iii) provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year after the initial term and after each subsequent one (1) year renewal term during the term of this Lease; and (iv) provide for payment on sight of the amount of the letter of credit to Owner upon receipt by the bank of a sight draft signed by Owner or a representative of Owner. However, in the event of any conflict or inconsistency between the provisions of this Section 57.1 and the form of letter of credit annexed hereto as Exhibit A, the annexed form of letter of credit shall control. If Tenant hereafter terminates its banking relationship with Bank of America and desires to tender a replacement letter of credit from another domestic banking institution meeting the requirements set forth herein, then Tenant shall use commercially reasonable efforts to obtain such replacement letter of credit in the form annexed hereto as Exhibit A or in the form of the letter of credit actually issued by Bank of America in connection with Tenant's execution and delivery of this Lease which shall have been accepted by Owner. If Tenant is unable to obtain a letter of credit in either such form, then subject to Owner's prior written approval (which shall not be unreasonably withheld, delayed or conditioned), Tenant may obtain a replacement letter of credit in substantially the same form and containing the same material provisions and conditions as either the form letter of credit annexed hereto as Exhibit A or the letter of credit actually issued by Bank of America in connection with Tenant's execution and delivery of this Lease which shall have been accepted by Owner. In the event that Owner applies or retains any portion of the proceeds of the letter of credit, Tenant shall restore the amount so applied or retained within ten (10) days after Owner's demand, time being of the essence, so that, at all times, the amount of the letter of credit shall be the amount of security required to be maintained pursuant to the provisions of this Article 57. Owner, in Owner's sole and absolute discretion, shall have the option, exercisable by notice to Tenant, of requiring Tenant to restore the amount so applied by means of a cash deposit (which shall be held by Owner pursuant to the provisions of Section 57.3 below) or by means of an amended or supplemental letter of credit complying in all respects with the provisions of this Section 57.1.

         57.2. (a) Subject to the conditions and limitations hereinafter set forth in this Section 57.2, the amount of the security deposit shall be subject to reduction commencing with the fifty-fifth (55") Lease Month (as such term is hereinafter defined) in accordance with the following schedule:

                                             Amount of Reduction
            Lease Month                      of Security Deposit
            -----------                      -------------------

                55                               $200,000.00
                67                               $200,000.00
                79                               $200,000.00
                91                               $200,000.00

               (b) The reduction in the amount of the security deposit in each Lease Month as set forth in subsection (a) above is subject to and conditioned upon the following: (i) Tenant shall not be in default under any of the provisions of this Lease (after the expiration of any applicable notice and cure period which is specifically provided for in this Lease with regard to such default, if any); and (ii) Tenant's consolidated tangible net worth, exclusive of goodwill, software development and other capitalized costs and intangibles (as determined in accordance with generally accepted accounting principles, consistently applied and either publicly disclosed pursuant to Tenant's periodic reporting requirements under the Securities Exchange Act of 1934 or certified to Owner by an independent certified public accountant) as of the end of the fiscal quarter immediately preceding such Lease Month, shall not be less than one hundred seventy five million ($175,000,000.00) dollars.

               (c) In no event shall the amount of the security deposit be reduced to less than seven hundred sixty thousand and 00/100 ($760,000.00) dollars.

               (d) As used in this Article 57, the term "Lease Month" shall mean the calendar month during the term of this Lease as numbered consecutively from the calendar month in which the Commencement Date falls (i.e., July 2002 is Lease Month 1).

         57.3. If any cash security shall be deposited hereunder by Tenant pursuant to the provisions of this Article 57, such cash security shall be placed in an interest-bearing account or accounts at one or more savings banks, savings and loan associations or commercial banks duly authorized to do business in the State of New York to be selected by Owner with all accrued interest to be added to the principal amount of such security deposit. Notwithstanding the provisions of the immediately preceding sentence, Owner shall be entitled to payment from said account on a periodic basis of an administrative fee of one percent (1%) per annum of the principal amount of the security deposit required to be maintained by Tenant pursuant to this Lease. Owner shall have no liability or obligation to Tenant for any loss suffered by Tenant by reason of the investment of the security deposit as aforesaid. Notwithstanding the foregoing, Owner shall have no obligation to deposit the security deposit into an interest-bearing account and no interest shall be payable hereunder to Tenant unless Tenant's federal employer identification number is furnished herein in writing to Owner. Tenant represents that Tenant's present federal tax identification number is 51-0350842.

         57.4. If, during the term of this Lease, Owner shall sell, exchange, lease or otherwise convey the Building, Owner shall have the right to, pay, transfer or assign said deposit to such grantee, transferee or lessee and, in such event, Owner shall be released from all responsibility and liability in connection therewith, and Tenant will look solely to said grantee, transferee or lessee for its return, provided such grantee, transferee or lessee shall assume, or shall be deemed to have assumed, Owner's obligations under this Lease with respect to such security deposit.

         57.5. Within forty-five (45) days after the expiration or earlier termination of the term of this Lease, provided and on condition that Tenant shall have vacated the Premises and surrendered possession thereof to Owner vacant and free and clear of all rights and claims of tenants, subtenants and other occupants, in the condition required pursuant to the provisions of this Lease, Owner shall return to Tenant the unapplied portion of the cash security deposit, if any, or the letter of credit serving as security, as the case may be. However, nothing set forth in the immediately preceding sentence or elsewhere in this Lease shall be deemed to waive, impair or otherwise affect Owner's right whether prior to or subsequent to the date of expiration of earlier termination of this Lease, to apply all or any portion of the cash security deposit, or to draw down the letter of credit in whole or in part, and to apply the proceeds thereof in accordance with the provisions of this Lease.

58.      Glass

         Tenant shall promptly replace, at its sole cost and expense, all glass damaged or broken in or about the Premises by reason of the negligent or wrongful acts or omissions of Tenant or Tenant's employees, agents, contractors or invitees.

59.      Certificates

         59.1. Tenant shall, without charge, at any time and from time to time, at the request of Owner for a bona fide business reason, upon not less than seven (7) business days' notice, execute and deliver to Owner an estoppel certificate in such form as shall be reasonably required by Owner, certifying
(i) that this Lease is unmodified and in full force and effect (or if there have been modification, that the same is in full force and effect as modified and stating the modifications), (ii) the commencement date and the expiration date of this Lease, (iii) the dates to which the Fixed Rent and Additional Rent have been paid, (iv) whether or not, to the best of Tenant's knowledge, there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with under this Lease and, if so, specifying same, (v) whether or not, to the best of Tenant's knowledge, Owner is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default (including the specific provision(s) of the Lease with respect to which Owner is claimed to be in default), (vi) whether or not any item of Fixed Rent or Additional Rent has been paid more than one (1) month prior to its due date, (vii) the amount of the security deposit (if any) deposited by Tenant under this Lease, (viii) whether any actions, whether voluntary or otherwise, are pending against Tenant under the bankruptcy laws of the United States or any state thereof, (ix) whether Tenant has any option to renew or expand the term of this Lease and (x) whether Tenant has any right of first refusal to purchase (or lease) the Premises or any portion thereof or the Building or any portion thereof. Any such estoppel certificate delivered pursuant hereto shall be binding upon Tenant and may be relied upon by Owner as well as by others with whom Owner may be dealing.

         59.2. Owner shall, without charge, at any time and from time to time, at the request of Tenant for a bona fide business reason, upon not less than seven (7) business days' notice, execute and deliver to Tenant an estoppel certificate in such form as shall be reasonably required by Tenant, certifying
(i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the commencement date and the expiration date of this Lease, (iii) the dates to which the Fixed Rent and Additional Rent have been paid, (iv) whether or not, to the best of Owner's knowledge, there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with under this Lease and, if so, specifying same, (v) whether or not, to the best of Owner's knowledge, Tenant is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default (including the specific provision(s) of the Lease with respect to which Tenant is claimed to be in default), (vi) whether or not any item of Fixed Rent or Additional Rent has been paid more than one (1) month prior to its due date, (vii) the amount of the security deposit (if any) deposited by Tenant under this Lease, (viii) whether any actions, whether voluntary or otherwise, are pending against Owner under the bankruptcy laws of the United States or any state thereof, (ix) whether Tenant has any option to renew or expand the term of this Lease and (x) whether Tenant has any right of first refusal to purchase (or lease) the Premises or any portion thereof or the Building or any portion thereof. Any such estoppel certificate delivered pursuant hereto shall be binding upon Owner and may be relied upon by Tenant as well as by others with whom Tenant may be dealing.

         59.3. Within a reasonable period of time after the request of Tenant, Owner and Tenant shall execute a memorandum of lease which specifies only the names and addresses of the parties, the term of the lease, the space leased, that Tenant has a right to extend the Lease for a five year period, that Tenant has a right of first offer covering the second and third floors in the Building and that Tenant is entitled to an SNDA as provided in this Lease. Tenant shall also prepare and execute a termination of such memorandum in recordable form which shall be delivered to Owner upon Owner's and Tenant's execution of such memorandum and which may be recorded after the expiration or earlier termination of this Lease. Such memorandum and termination of memorandum shall be subject to Owner's approval, which shall not be unreasonably withheld or delayed. Tenant shall prepare all necessary real property transfer tax returns for recordation.

60.      Waiver of Subrogation

         60.1. Tenant shall cause to be included in each of its insurance policies insuring Tenant's property and business interest in the Premises against loss, damage or destruction by fire or other casualty (i) a waiver of the insurer's right of subrogation, against Owner, and (ii) an express agreement that such policy shall not be invalidated if, prior to the occurrence of a casualty, the insured waives the right of recovery against any party responsible for a casualty covered by the policy. If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, Tenant shall so notify Owner promptly after learning thereof. In such case, if Owner shall so elect and shall pay the insurer's additional charge therefor, such waiver shall be included in the policy. Each such policy shall name Owner as an additional insured and shall contain, if obtainable, agreements by the insurer that the policy will not be canceled without at least thirty days' prior notice to both assureds and that the act or omission of Tenant will not invalidate the policy as to Owner. Tenant hereby releases Owner with respect to any claim (including a claim for negligence) which it might otherwise have against Owner for loss, damage or destruction with respect and to the extent to which it is required to be insured under a policy or policies containing a waiver of subrogation or naming Owner as an additional insured, as provided in this Lease, whether or not the Tenant is actually so insured and whether or not the loss, damage or destruction is due to the carelessness or negligence of Owner, its servants, agents or employees.

         60.2. Owner shall cause to be included in each of its insurance policies insuring the Premises and the Building against loss, damage or destruction by fire or other casualty (i) a waiver of the insurer's right of subrogation against Tenant, and (ii) an express agreement that such policy shall not be invalidated if, prior to the occurrence of a casualty, the insured waives the right of recovery against any party responsible for a casualty covered by the policy. If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, Owner shall so notify Tenant promptly after learning thereof. In such case, if Tenant shall so elect and shall pay the insurer's additional charge therefor, such waiver shall be included in the policy. Each such policy shall contain agreements by the insurer that the policy will not be canceled without at least thirty days' prior notice to both insureds by certified mail, return receipt requested, and that the act or omission of Owner will not invalidate the policy as to Tenant. Owner hereby releases Tenant with respect to any claim (including a claim for negligence) which it might otherwise have against Tenant for loss, damage or destruction with respect and to the extent to which it is required to be insured under a policy or policies containing a waiver of subrogation or naming Tenant as an additional assured, as provided in this Article, whether or not the Owner is actually so insured and whether or not the loss, damage or destruction is due to the carelessness or negligence of Tenant, its servants, agents or employees.

61.      Limitation of Liability

         61.1. The liability of Owner under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, shall be limited to Owner's interest in the Land and Building and in no event shall Tenant make any claim against or seek to impose any personal liability upon Owner or Owner's managing agent or any officer, director, stockholder, partner, principal, employee, contractor or agent of Owner or of Owner's managing agent or any other person affiliated with or constituting Owner, or any principal of any firm or corporation that may hereafter be or become the Owner or the Owner's managing agent. Without limitation of the foregoing, Tenant shall look solely to the estate and property of Owner in the Land and Building for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Owner in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Owner, and no other property or assets of Owner, or of Owner's managing agent (or any officer, director, stockholder, partner, principal, employee, contractor or agent of Owner or of Owner's managing agent) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Owner and tenant hereunder, or Tenant's use and occupancy of the Premises.

         61.2. If Owner shall at any time covenant that its consent to or approval of any matter relating to this Lease shall not be unreasonably withheld, delayed and/or conditioned, Tenant waives any claim against Owner for money damages which it may have, based upon its assertion that Owner has unreasonably withheld, delayed and/or conditioned its consent to or approval of Tenant's proposed action or work. Tenant's sole remedy shall be an action or proceeding to specifically enforce such provisions of this Lease or, in certain cases relating to assignment and subletting as are specifically provided for in
Article 49 of this Lease, to institute arbitration pursuant to the provisions of
Article 89 below. In the event of any such action, proceeding or arbitration, Tenant's remedy shall be limited to specific performance.

62.      Brokers

         Tenant and Owner each warrants and represents that there were no brokers, finders or like agents instrumental in consummating this Lease except for Insignia/ESG, Inc., and Newmark & Company Real Estate, Inc. (the "Brokers") and that no conversations or prior negotiations were had by the representing party with any brokers, finders or like agents other than the Brokers concerning the renting of the Premises by Tenant or this Lease. Each party shall indemnify and hold the other party harmless from and against any claims for brokerage commissions arising out of any conversations or negotiations had by the indemnifying party with any brokers other than the Brokers concerning the renting of the Premises or this Lease. The provisions of this Article shall survive the expiration or earlier termination of this Lease. Owner shall pay a leasing brokerage commission to the Brokers pursuant to a separate written agreement.

63.      Payment of Rents

         63.1. The Fixed Rent payable by Tenant hereunder during the period commencing on the Commencement Date through and including the expiration or earlier termination of the term of this Lease shall be at the following rates:

               63.1.1 One million four hundred eighty-eight thousand and 00/100 ($1,488,000.00) dollars per annum ($124,000.00 per month) during the one (1) year and six (6) month period commencing on July l, 2002 through and including December 31, 2003;

               63.1.2 One million two hundred sixty-nine thousand seven hundred sixty and 00/100 ($1,269,760.00) dollars per annum ($105,813.33 per month)
during the one (1) year period commencing on January 1, 2004 through and including December 31, 2004;

               63.1.3 One million three hundred thousand one hundred fifteen and 20/100 ($1,300,115.20) dollars per annum ($108,342.93 per month) during the one
(1) year period commencing on January 1, 2005 through and including December 31, 2005;

               63.1.4 One million five hundred seventy-nine thousand seventy-seven and 50/100 ($1,579,077.50) dollars per annum ($131,589.79 per month) during the one (1) year period commencing on January 1, 2006 through and including December 31, 2006;

               63.1.5 One million six hundred ten thousand six hundred fifty-nine and 05/100 ($1,610,659.05) dollars per annum ($134,221.59 per month) during the one (1) year period commencing on January 1, 2007 through and including December 31, 2007;

               63.1.6 One million seven hundred eighty-nine thousand seven hundred fifty-two and 24/100 ($1,789,752.24) dollars per annum ($149,146.02 per month) during the one (1) year period commencing on January 1, 2008 through and including December 31, 2008;

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               63.1.7 One million eight hundred twenty-five thousand five hundred forty-seven and 28/100 ($1,825,547.28) dollars per annum ($152,128.94 per month) during the one (1) year period commencing on January 1, 2009 through and including December 31, 2009;

               63.1.8 One million eight hundred sixty-two thousand fifty-eight and 23/100 ($1,862,058.23) dollars per annum ($155,171.52 per month) during the one (1) year period commencing on January 1, 2010 through and including December 31, 2010;

               63.1.9 One million eight hundred ninety-nine thousand two hundred ninety-nine and 39/100 ($1,899,299.39) dollars per annum ($158,274.95 per month) during the one (1) year period commencing on January 1, 2011 through and including December 31, 2011; and

               63.1.10 One million nine hundred thirty-seven thousand two hundred eighty-five and 38/100 ($1,937,285.38) dollars per annum ($161,440.45 per month) during the one (1) year period commencing on January 1, 2012 through and including December 31, 2012.

         63.2. Fixed Rent shall be payable in advance in equal, consecutive, monthly installments on the first day of each and every calendar month during the term hereof without any credits, off-sets or reduction whatsoever, except as shall be otherwise specifically provided for in this Lease. However, upon Tenant's execution and delivery of this Lease, Tenant shall pay the Fixed Rent in advance for the one (1) month period of September 2002, in the amount of $124,000.00. Tenant's liability to pay the Rents due under this Lease shall survive the expiration or earlier termination of this Lease.

         63.3. Provided and on condition that Tenant shall not default under any provision of this Lease (after the expiration of any applicable cure period which is specifically provided for in this Lease with regard to such default, if any), the Fixed Rent shall be abated for each of the first two (2) months of the term of this Lease (i.e., the months of July 2002 and August 2002). Accordingly, the maximum amount of Fixed Rent which can be abated pursuant to this Section
63.3 is $248,000.00. However, if this Lease shall be terminated by reason of Tenant's default or if Tenant shall abandon the Premises at any time during the term of this Lease, then the total amount of Fixed Rent which shall have been abated pursuant to this Section 63.3. multiplied by a fraction, the numerator of which is the number of full calendar months falling within the period commencing on the date of termination of this Lease or abandonment of the Premises, as the case may be, through the fixed date of expiration hereof and the denominator of which is the number of months constituting the term of this Lease (i.e., 126), shall become immediately due and payable by Tenant to Owner as Additional Rent without notice or demand.

         63.4. If any installment or installments of Fixed Rent or Additional Rent shall not be received by Owner within five (5) days of the date due, a late payment fee equal to six percent (6%) of each late payment shall become immediately due to Owner for the purpose of defraying the expenses incident to handling such delinquent payment. Such fee shall be payable on the first business day of the following month as Additional Rent hereunder. If any installment(s) of Fixed Rent or Additional Rent shall not be received by Owner within thirty (30) days of the date due, such payment, in addition to the aforesaid late payment fee, shall bear interest from the date it is payable until it shall have been paid, at a rate equal to the lesser of (a) eighteen (18%) percent per annum or (b) the maximum rate of interest allowed by law. Notwithstanding the foregoing, nothing herein contained shall at any time whatsoever be construed as a consent on the part of Owner to any delay or postponement of such payments.

         63.5. Tenant's failure to timely pay any Rents under this Lease shall be deemed a breach by Tenant of the terms of this Lease and owner shall have the same rights and remedies with respect to such breach as it has with respect to any other breach by Tenant of any covenant hereunder and Owner shall not be limited to the commencement of a nonpayment summary proceeding with respect thereto.

64.      Electricity

         64.1. Tenant shall contract directly with the public utility company furnishing electric current to be used in the Premises. Owner, at Tenant's sole cost and expense, shall furnish and install separate meter(s) servicing the Premises and all other equipment necessary to measure Tenant's consumption of electricity at the Premises if and to the extent such meters and equipment are not already installed, and Tenant shall pay Owner for the cost of such installation, on demand, as Additional Rent. Tenant shall pay directly to the utility company supplying electricity to the Premises the amounts due for electric current consumed in the Premises from and after the Commencement Date through the term of this Lease, as indicated by meters measuring the use thereof or as otherwise reasonably estimated by Owner.

         64.2. Tenant's use of electric current in the Premises shall not at any time exceed the capacity of any of the electrical conduits and equipment in or otherwise serving the Premises. Tenant shall not make or perform or permit the making or performing of, any alterations to wiring, installations or other electrical facilities in or serving the Premises and the Building without the prior written consent of Owner in each instance. Should Owner grant any such consent, all additional risers or other equipment required therefor shall be installed by Owner and the cost therefor shall be paid by Tenant upon Owner's demand accompanied by reasonably sufficient supporting documentation (such as invoices).

         64.3. Owner shall not be liable in anyway to Tenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility providing the Building with electricity or for any other reason whatsoever. Owner shall reasonably cooperate with Tenant to eliminate any such failure or defect, provided that Owner shall not be obligated to incur any costs or expenses or incur any liability in connection therewith. Owner shall not voluntarily take any affirmative action to reduce the existing amount of electric capacity servicing the Premises unless Owner shall be required to do so by applicable laws, codes, ordinance, rules or regulations or pursuant to direction of any municipal, governmental or quasi-governmental department or organization or any utility providing electric service to the Building. Tenant shall have the right to reallocate existing electrical service to the Premises among the three floors thereof and the roof deck, as Tenant's Work pursuant to Article 44 above, subject to Owner's consent, not to be unreasonably withheld, delayed or conditioned subject to the provisions of Article 44 above; provided that Tenant reimburse Owner for the reasonable cost to restore the original allocation of electric energy. The provisions of this Section 64.3 shall survive the expiration or earlier termination of this Lease.

65.      Utility and Other Charges

         Tenant shall pay all charges imposed by reason of (a) the use of (i) hot water and steam and (ii) electric current and gas for light or power or any other purpose for the use of the Premises and (b) the operation of fans and other devices in the HVAC Systems and any other systems or equipment which shall service the Premises and the cost of installation and maintenance of any systems required to be installed or maintained in connection therewith. Tenant acknowledges that the heating of the Premises shall be provided at the existing capacity of the Building's existing heating plant, as same shall be supplemented by the HVAC Systems. Owner shall be responsible for the repair and maintenance of the Building's existing central boiler/heating plant. Charges for all services supplied to the Premises by the City of New York or any public service companies shall be billed directly to Tenant and shall be timely paid by Tenant to the City of New York or any public service company, as the case may be. Tenant acknowledges that no utilities or other services, except as may be specifically provided herein, have been included in Rents and that, without limitation, Owner has no obligation to furnish or supply electricity, gas, water, air conditioning or any other utility or service to or for the Premises.

66.      Tenant's Compliance with Notices

         Tenant shall comply, at its own expense, with all notes, notices of violation of law or municipal ordinances, orders and requirements which may be issued by the departments having jurisdiction over the Premises, arising out of
(i) Tenant's particular use of the Premises and/or (ii) Tenant's default under any of the provisions of this Lease. However, Tenant shall not be responsible to cure violations affecting the Premises which are issued prior to the Commencement Date. Owner shall be responsible for the cure of any violation resulting from the condition of the Premises as of the Commencement Date which shall have a material adverse effect upon Tenant's use and occupancy of the Premises or which shall prevent Tenant from obtaining a building permit.

67.      Permits

         67.1. Tenant, at its sole cost and expense, shall (i) obtain all necessary permits, licenses, franchises or other authorizations as may be required by law, to carry on Tenant's particular use of the Premises as set forth in Article 2 and Article 43 above and for the installation by Tenant of any equipment, appliances and other services to and upon the Premises, (ii) promptly after obtaining same, submit copies of all such permits, licenses, franchises or other authorizations to Owner for Owner's inspection and (iii) not less than thirty (30) days prior to expiration, submit to Owner copies of all such new or renewal permits, licenses, franchises or other authorizations expiring during the term of this Lease. Tenant, at Tenant's sole cost and expense, shall furnish and install in the Premises all fire fighting equipment and all appurtenances thereto required by the governmental authorities having jurisdiction of the Premises by reason of Tenant's particular use of the Premises.

         67.2. Tenant shall not, nor shall Tenant permit any of its agents, servants and/or employees to, do or perform any act or acts or fail to act which will cause or result in the suspension or revocation of any of the permits, licenses, franchises or authorizations issued for the Premises or the placement of a violation against such licenses, permits, franchise or authorizations, the Premises or the Building. If Tenant shall receive notice of any such violation or notice of proposed suspension or revocation of said permits, licenses, franchises or authorizations, Tenant shall forthwith notify Owner and shall immediately cease or cause its agents, servants and/or employees to immediately cease to do or perform the act which gave rise to the notice. Tenant, at Tenant's sole cost and expense, shall promptly, take whatever actions are necessary to defend and have removed the violation, suspension or revocation. If Tenant fails to cause any such violation, suspension or revocation to be promptly removed, Owner shall, in Owner's sole and absolute discretion, have the right (but not the obligation), after ten (10) days' prior notice to Tenant, to take whatever actions are necessary in order to defend and have removed the violation, suspension or revocation of said permit, license, franchise or authorization for the Premises, and Tenant shall, immediately upon demand from Owner, either pay directly said costs and expenses (including, without limitation, all penalties, fines, and attorneys' fees, costs and expenses) or reimburse Owner for the same as Additional Rent, and Tenant hereby agrees to indemnify and hold Owner harmless from and against any liability or expense incurred by Owner as a result thereof.

68.      Signs

         68.1. Tenant shall not display or erect any exterior decorations, lettering, signs, advertisements, notices, posters, displays, projections, curtains, blinds, shades, screens or awnings on the outside of the Premises or the Building or any interior signs which are visible from the exterior of the Premises (collectively, "Signs") without obtaining Owner's prior written approval thereto, which approval shall not be unreasonably withheld. Without limitation of the foregoing, Tenant shall also be responsible for obtaining, at Tenant's sole cost and expense, any required consent or approval of the Landmarks Commission with regard to all Signs. Additionally, subject to all of the provisions of this Article 68, Tenant shall be permitted to install its corporate and brand(s) Signs within the Premises and on the exterior of the Building adjacent to the entrance on Broadway; provided, however that any proposed Sign identifying Tenant as a tenant of the Building to be affixed by Tenant on the exterior of the Building adjacent to the Building entrance on Broadway shall not be larger than ten inches wide by four inches high and shall be placed in a location designated by Owner which shall be reasonably acceptable to Tenant. All Signs located in public corridors and hallways, including Signs for the exterior door(s) of the Premises, shall be furnished by Owner at the expense of Tenant. All Signs shall comply with all of the laws, orders, rules and regulations of the governmental authorities having jurisdiction thereof, including zoning laws, building codes and as required by insurance underwriters. Tenant shall obtain and pay for all permits required therefor. No Signs shall be installed until all approvals and permits are first obtained and copies thereof delivered to Owner with evidence of payment for any fees pertaining thereto. Tenant shall pay all annual renewal fees pertaining to its Signs. Tenant acknowledges that Owner's approval of the dimensions, material, content, location and/or design of any Signs shall not be deemed a representation that such Signs or the installation thereof comply with applicable laws or building codes or are otherwise safely and properly manufactured and installed. Tenant shall be solely liable for all loss, damage and/or injury to persons and/or property arising out of or in connection with the installation and maintenance of all Signs in or about the Premises.

         68.2. If Owner shall deem it necessary to remove any Signs in order to paint or to make any other repairs, alterations or improvements in or upon the Premises or the Building or any part thereof, Tenant, upon demand, shall remove same at Tenant's expense and, upon completion of said repairs, alterations or improvements, shall have same replaced at Tenant's expense.

69.      Intentionally Deleted.

70.      Rent Control

         If at the commencement of, or at any time or times during the term of this Lease, the Rents reserved in this Lease shall not be fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreements and take such other steps (at Owner's cost and expense) as Owner may reasonably request and maybe legally permissible to permit Owner to collect the maximum Rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this Lease, (i) the Rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the Owner and, if legally permissible, an amount equal to (a) the Rents which would have been paid pursuant to this Lease but for such legal rent restriction less (b) the Rents paid by Tenant to Owner during the period or periods such legal rent restriction was in effect, shall be forthwith paid to Owner by Tenant as Additional Rent.

71.      Tenant Holdover

         71.1. Should Tenant hold over in possession after the expiration or sooner termination of the term or of any extended term of this Lease, such holding over shall not be deemed to extend the term or renew the Lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that, in addition to any other rights or remedies Owner may have under this Lease, at law or in equity, and without in any manner limiting Owner's right to demonstrate or collect any damages suffered by Owner and arising from Tenant's failure to timely surrender possession of the Premises upon the expiration or sooner termination of the term of this Lease, the charge for use and occupancy of such holding over for each month or part thereof (even if such part shall be a small fraction of a month) shall be the product of (a) one-twelfth of the annual Rents payable for the twelve-month period immediately preceding such holding over multiplied by (b) 2.5, which amount Tenant shall pay to Owner promptly upon demand, in full without set-off.

         71.2. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any each such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of same import then in force, in connection with any holdover proceedings which Owner may institute to enforce the provisions of this Lease.

         71.3. The provisions of this Article shall survive the expiration or sooner termination of this Lease and shall not be deemed to limit Owner's rights or remedies under this Lease, at law and/or in equity.

72.      Hazardous Materials/Odor

         72.1. Tenant shall not permit any unusual or obnoxious odors to emanate from the Premises. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Premises, except solely for reasonable and safe quantities of such materials as are customarily and ordinarily used by office tenants, provided that same are used, handled, stored and disposed of in accordance with all applicable laws, ordinances, rules and regulations. The term "Hazardous Materials", as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material defined as hazardous by any Federal, state or local law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. Owner shall have the right to enter the Premises at any time upon reasonable notice (except in an emergency, in which event no notice shall be necessary) to inspect same and ascertain whether the Premises are clean and free of unusual or obnoxious odors or Hazardous Materials (including, without limitation, the elimination and removal of same) at or affecting the Premises. The provisions of this Section 72.1 shall survive the expiration or sooner termination of this Lease.

         72.2. Tenant hereby indemnifies and holds harmless Owner and Owner's officers, directors, shareholders, principals, agents and employees from and against any and all claims, losses, liabilities, damages, demands, actions, causes of action, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, disbursements and Court costs, arising out of Tenant's breach of any provision of this Article 72. The provisions of this
Section 72.2 shall survive the expiration or earlier termination of this Lease.

         72.3. Notwithstanding the foregoing, Owner shall be responsible to remove or remediate any asbestos existing in the Premises as of the date prior to the Commencement Date (if any) as may be required by law.

         72.4. Owner has provided Tenant with an ACP-5 covering the fourth, fifth and sixth floors of the Building and the roof deck in the form annexed hereto as Exhibit C-1.

73.      Partnership Tenant

         If Tenant is a partnership (or is comprised of two (2) or more persons, individually or as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually or as co-partners of a partnership) (any such partnership and such persons are referred to in this Article 73 as the "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising the Partnership Tenant shall be joint and several; (b) each of the parties comprising the Partnership Tenant hereby consents in advance to, and agrees to be bound by (x) any written instrument which may hereafter be executed by the Tenant nr any successor partnership, changing, modifying, extending or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Owner, and (y) any notices, demands, requests or other communications which may hereafter be given by the Partnership Tenant; (c) any bills statements, notices, demands requests or other communications given or rendered to the Partnership Tenant or to any of such parties shall be binding upon the Partnership Tenant and all such parties; (d) if the Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to the Partnership Tenant, be deemed to have assumed joint and several personal liability for the performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed; and (e) the Partnership Tenant shall give prompt notice to Owner of the admission of any new partners, and upon demand of Owner, shall cause each such new partner to execute and deliver to Owner an agreement in form satisfactory to Owner, wherein each such new partner shall assume joint and several personal liability for the performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Owner's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Owner shall vitiate the provisions of clause (d) of this Article 73). The provisions of this Article 73 shall also apply to all general partners of a tenant which is a limited partnership.

74.      Increase in Taxes

         74.1. Tenant shall pay to Owner, as Additional Rent, for each fiscal tax year subsequent to the Base Tax Year (hereinafter defined) falling in whole or in part within the term of this Lease, fifty (50%) percent ("Tenant's Proportionate Share") of any and all increases in Real Estate Taxes (as such term is hereinafter defined) above those for the 2002/2003 fiscal tax year (hereinafter referred to as the "Base Tax Year") imposed on the Building and/or the land on which the Building is situated (the Building and such land are hereinafter jointly referred to as the "Real Property") during the term of this Lease, whether any such increase results from a higher effective tax rate, and/or an increase in the assessed valuation of such the property, and/or the reduction or elimination of any exemption or abatement, and/or for any other reason(s). The term "Real Estate Taxes" shall mean the aggregate amount of real estate taxes and any general or special assessments imposed upon the Real Property (including, without limitation, (i) assessments made upon or with respect to any "air" and "development" rights now or hereafter appurtenant to or affecting the Real Property, (ii) any fee, tax or charge imposed for any vaults, vault space or other space within or outside the boundaries of the Real Property, and (iii) any assessments levied after the date of this Lease for public benefits to the Real Property or the Building); provided that if, because of any change in the taxation of real estate, any other tax or assessment, however denominated (including, without limitation, any franchise, income, profit, sales, use, occupancy, gross receipts or rental tax) is imposed upon Owner or the owner of the Real Property or the Building, or the occupancy, rents or income therefrom, in substitution for or in addition to any of the foregoing taxes or for an increase in any of the foregoing taxes, such other or additional tax or assessment shall be deemed part of Real Estate Taxes computed as if Owner's sole asset were the Real Property. With respect to any fiscal tax year subsequent to the Base Tax Year, all expenses, including attorneys' fees and disbursements and experts' and other witnesses' fees, incurred in contesting the validity or amount of any Real Estate Taxes or in obtaining a refund of Real Estate Taxes shall be considered as part of the Real Estate Taxes for such fiscal tax year. Anything contained herein to the contrary notwithstanding, Real Estate Taxes shall not be deemed to include (1) any taxes on Owner's income, (2) franchise taxes, (3) estate or inheritance taxes, or (4) any similar taxes imposed on Owner, unless such taxes are levied, assessed or imposed as a substitute for the whole or any part of, or as a substitute for an increase in, the taxes, assessments, levies, fees, charges and impositions that now constitute Real Estate Taxes. Real Estate Taxes shall also not include any interest or penalties imposed upon Owner by the Department of Finance of the City of New York which are solely attributable to Owner's late payments of real estate taxes which do not arise out of Tenant's late payment of Additional Rent pursuant to this Article. A copy of the tax bill of the City of New York or any other documentation available from the Department of Finance of the City of New York or any other governmental agency shall be sufficient evidence of the amount of Real Estate Taxes for any period(s).

         74.2. Owner shall give Tenant written notice of each change in Real Estate Taxes which will be effective to create or change Tenant's obligation to pay Additional Rent pursuant to the provisions of this Article. Such notice shall include a copy of the tax bill(s) or other documentation on which it is based and shall contain Owner's calculation of the annual rate of Additional Rent payable resulting from such increase in Real Estate Taxes. However, Owner shall have no obligation to furnish more than one such copy of the real estate tax bill or other documentation for any fiscal tax year and in no event shall Owner's failure to furnish a copy of any such tax bill(s) or other documentation affect Tenant's obligations as to the amount or due date of the Additional Rent payable by Tenant pursuant to the provisions of this Article. Every notice given by Owner pursuant to this Section shall be conclusive and binding upon Tenant in the absence of manifest computational error unless Tenant shall give notice to Owner (hereinafter, "Tenant's Objection Notice"), within six (6) months after Owner's notice shall have been given to Tenant, time being of the essence, stating that Tenant disputes the calculation of Additional Rent set forth in Owner's notice and specifying in reasonable detail all of Tenant's bona fide objections to the accuracy of Owner's notice. Notwithstanding the giving of Tenant's Objection Notice, Tenant shall nevertheless timely pay the full amount of Additional Rent specified in Owner's notice until such dispute is finally resolved by a final, unappealed judgment of a court of competent jurisdiction.

         74.3. Only Owner shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Real Property. Should Owner be successful in any such reduction proceeding and obtain a rebate for periods during which Tenant has paid its share of increases, Owner shall, after deducting its expenses including, without limitation, attorneys' fees and disbursements in connection therewith, return to Tenant its pro rata share of such rebate, except that Tenant may not obtain any portion of the benefits which may accrue to Owner from any reduction in Real Estate Taxes, for any year, below those imposed in the Base Tax Year. Should Owner be successful in reducing the Real Estate Taxes for the Base Tax Year, the amount of such taxes, as finally determined, shall be used in computing (or re-computing, as the case may be) the Additional Rent payable by Tenant pursuant to this Article.

         74.4. The amounts due under this Article 74 shall be collectible without set-off or deduction, and shall be paid in full by Tenant no later than the date which is fifteen (15) days after the rendering of a bill therefor by Owner.

         74.5. Owner's failure during the Term to prepare and deliver any of the foregoing tax bills, statements or bills, or Owner's failure to make a demand, shall not in any way cause Owner to forfeit or surrender its rights to collect the sums due to Owner pursuant to this Article and such rights shall survive the expiration or other termination of the term of this Lease. Further, Owner shall have the right to render a corrected or revised notice, statement or bill at any time(s).

         74.6. Notwithstanding the expiration of this Lease or earlier termination of the term of this Lease, Tenant's obligation to pay Additional Rent under this Article shall continue and shall cover all periods up to and including the date of expiration or earlier termination of the term of this Lease, and shall survive the expiration or any termination of the term of this Lease.

         74.7. If the date of expiration or termination of the term of this Lease (hereinafter, the "Expiration Date") shall occur on a date other than June 30, respectively, any payment under this Article 74 for the fiscal tax year in which such expiration or termination date occurs shall be apportioned in that percentage which the number of days in the period from July 1 to the Expiration Date, both inclusive, bears to the total number of days in such fiscal tax year.

75.      Owner's Renovation Work

         Subject to the provisions of footnote 2 to the printed portion of this Lease, Owner shall have the absolute and unrestricted right, but no the obligation, to perform such renovations, alterations, improvements and other installations to the Building (including within the Premises), both structural and non-structural in nature, as Owner may elect to perform, in Owner's sole and absolute discretion, from time to time during the term of this Lease (such work is hereinafter referred to as "Owner's Renovation Work"). Tenant shall fully cooperate with Owner and Owner's agents, employees, contractors, subcontractors, engineers, architects and other persons involved in the performance of Owner's Renovation Work, with regard to the performance of Owner's Renovation Work. In that regard, Tenant shall schedule and coordinate with Owner the performance of any Tenant's Work which may be performed by Tenant concurrently with any Owner's Renovation Work so as to minimize, to the maximum extent possible, any interference or delay in the performance of Owner's Renovation Work arising out of the performance of Tenant's Work. Further, neither Tenant nor any of Tenant's employees, agents, contractors, subcontractors, engineers, architects or other persons under Tenant's control shall take or omit to take any actions which shall hinder, delay or impair the performance of Owner's Renovation Work. Without limitation of the foregoing, Tenant shall provide Owner and Owner's employees, contractors, subcontractors, engineers, architects and other persons involved in the performance of Owner's Renovation Work with reasonable access to all portions of the Premises at all times during the performance of Owner's Renovation Work. Further, if Owner shall at any time perform Owner's Renovation Work consisting of the renovation of any Building lobby or entrance, Owner shall have the right to close such lobby or entrance during the performance of such renovations, so long as Tenant is provided with access to the Premises, and Tenant shall not be entitled to any abatement of Rents nor shall Owner have any liability by reason of inconvenience, annoyance or injury to business. In addition to Owner's other rights and remedies under this Lease, at law and/or in equity in the event of any breach by Tenant of the provisions of this Article 75, Tenant shall be obligated to reimburse Owner, as Additional Rent, for any and all costs and expenses Owner may incur by reason of or in connection with any breach by Tenant of the provisions of this Section 75.

76.      Tenant's Initial Work

         76.1. Tenant has advised Owner that Tenant intends to perform Tenant's Work consisting of alterations and improvements to the Premises to build-out and prepare the Premises for Tenant's initial use and occupancy thereof in accordance with this Lease (such alterations and improvements are hereinafter referred to as "Tenant's Initial Work"). Tenant's contractor for the performance of Tenant's Initial Work shall be a reputable third party contractor reasonably satisfactory to Owner. Tenant's Initial Work shall be subject to Owner's approval of Tenant's Plans covering all aspects of Tenant's Initial Work (hereinafter, "Tenant's Initial Plans") pursuant to the provisions of Articles 3 and 44 above as well as all other applicable provisions of this Lease. Tenant shall cause to be timely filed with the New York City Department of Buildings a so-called "type 2" building permit application covering Tenant's Initial Work. Tenant's Initial Work shall be performed with reasonable diligence in a good, workmanlike manner and otherwise subject to and strictly in accordance with the provisions of Articles 3 and 44 above as well as all other applicable provisions of this Lease. Owner shall have no obligations, responsibilities or liabilities of any nature whatsoever with regard to the performance of Tenant's Initial Work. Without limitation of the foregoing, in no event shall Tenant assert any claims against Owner, or seek to assert any offset, set-off or counterclaim against or with respect to any Rents due or to become due, arising out of any matter or thing relating to Tenant's Initial Work or the performance thereof by Tenant, and no such claim, offset, set-off or counterclaim shall be valid or have any force or effect whatsoever.

         76.2. Subject to and conditioned upon Tenant's compliance with the provisions of Articles 3 and 44 above and this Article 76 including, without limitation, the submission and approval by Owner of Tenant's Plans relating thereto, Owner shall not unreasonably withhold Owner's consent to the following items of Tenant's Work to be performed by Tenant as part of Tenant's Initial
Work:

               76.2.1 installation of an internal staircase between the fifth and sixth floors of the Premises at a location to be reasonably determined by Owner; it being understood that notwithstanding anything to the contrary in this
Article 76 or elsewhere in this Lease, Owner's reasonable determinations as to the structural aspects of such internal staircases and the installation thereof shall be conclusive and binding upon Tenant;

               76.2.2 connection of Tenant's telecommunications equipment in the Premises to a satellite dish to be installed by Tenant on the roof deck of the Building; and

               76.2.3 if needed, installation of conduits (not to exceed three
(3) inches in diameter) from the basement of the Building to the Premises for Tenant's reasonable electrical and telecommunications needs; provided, however, that Tenant shall use reasonable efforts to minimize its need for such conduits.

77.      Security Agreements

        77.1. No security agreement, whether by way of conditional bill of sale, chattel mortgage or instrument of similar import, shall be placed upon any improvements made by Tenant which is affixed to the Premises.

        77.2. If any of the machinery, fixtures, furniture and equipment installed by Tenant in the Premises are purchased or acquired by Tenant subject to a chattel mortgage, conditional sale agreement or other title retention or security agreement, Tenant undertakes and agrees (i) that no such chattel mortgage, conditional sale agreement or other title retention or security agreement shall be permitted to be filed as a lien against the Building and (ii) to cause to be inserted in any of the above described title retention, chattel mortgage or security agreements the following provision: "Notwithstanding anything to the contrary herein, this chattel mortgage, conditional sale agreement, title retention agreement or security agreement shall not create or be filed as a lien against the land, building or improvements comprising the real property in which goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed."

        77.3. If any such lien or UCC filing statement, is filed against the Building, Tenant shall, upon obtaining actual knowledge of same, immediately cause such lien or statement to be removed and discharged of record at Tenant's cost and expense.

78.      Fees and Expenses

         Without limitation of any other provisions of this Lease, Tenant shall pay to Owner all reasonable attorneys' fees and disbursements (and all other court costs or expenses of legal proceedings), all architectural, engineering and other professional fees and disbursements, and all other fees and costs, which Owner may incur or pay out by reason of, or in connection with: (a) any action or proceeding by Owner to terminate this Lease in which Owner shall be the prevailing party; (b) any other action or proceeding by Owner against Tenant in which Owner shall be the prevailing party; (c) any default by Tenant in the observance or performance of any obligation under this Lease (including, but not limited to, matters involving: payment of Fixed Rent and Additional Rent; alterations or other Tenant's Work; and subletting or assignment) whether or not Owner commences any action or proceeding against Tenant; (d) any action or proceeding brought by Tenant against Owner (or any officer, partner, agent, attorney or employee of Owner) in which Owner shall be the prevailing party; (e) any other appearance by Owner (or any officer, partner, agent, attorney or employee of Owner) in connection with any action or proceeding whatsoever involving or affecting Owner, Tenant or this Lease, whether pursuant to court order, subpoena or otherwise); (f) any bankruptcy proceeding involving Tenant or any guarantor(s) of this Lease; and (g) any amendment, modification or extension of this Lease (and any negotiations with respect thereto).

79.      Entire Agreement

         This Lease represents the entire agreement between the parties with respect to the subject matter hereof and all prior negotiations, understandings, commitments and agreements relating thereto are superseded hereby.

80.      Severability

         If any provision of this Lease is found to be void or unenforcaable by a court of competent jurisdiction, the remaining provisions of this Lease shall nevertheless be binding upon Owner and Tenant with the same effect as though the void or unenforceable part had been severed and deleted.

81.      Joint Tenants

         If Tenant shall consist of more than one individual or entity, then each of the parties constituting Tenant shall be jointly and severally liable and responsible for the observance and performance of all of the terms, covenants and provisions of this Lease to be observed and/or performed by Tenant including, without limitation, the timely payment of Rent and Additional Rent.

82.      Occupancy Tax

         Tenant shall timely pay the occupancy taxes and/or rent taxes now in effect or hereafter enacted that are required by law to be paid by tenants, directly to the taxing authority responsible for the collection of same.

83.      Floors and Sidewalk

         83.1. Tenant shall keep the floors of the Premises clean and in good condition and free of dirt, debris and other foreign matter.

         83.2. Tenant shall not permit any vehicle or materials under its control to block any sidewalk adjacent to the Building and shall reimburse Owner for any sums required to be paid by Owner because of any breach thereof.

84.      Deliveries/Rubbish Removal

         It is expressly agreed that no individuals wearing, holding or using skates, "rollerblades", bicycles, skateboards or similar apparatus shall be permitted to enter or leave the Building; provided, however, that skates, "rollerblades", skateboards or similar equipment may be held by individuals entering or leaving the Building if and for so long as such equipment shall be securely covered in a bag or carrying case which is sufficient to prevent any scratches, dents or other damage to any portion of the Building. Further, all deliveries to and from the Premises and refuse and rubbish removal from the Premises shall be made only through the service entrance to the Building and the service elevator therein, and all construction personnel, delivery persons, cleaning contractors, movers and all similar persons, or any other persons with hand trucks, dollies, suitcases or tool boxes, shall use only the service entrance to the Building and the service elevator therein, unless Owner notifies Tenant in writing of another entrance and/or elevator to be used for such purposes. If Tenant causes or permits any delivery, movement of any furniture, equipment or supplies, and/or refuse and rubbish removal to be made through the front lobby of the Building or by means of the passenger elevators in the Building, or if Tenant otherwise breaches or permits a breach of this Article 84, and such breach shall occur more than two (2) times during any calendar year during the term of this Lease, then Tenant shall pay to Owner, immediately upon demand therefor, as Additional Rent hereunder, an amount equal to One Thousand and 00/100 ($1,000.00) Dollars per occurrence for the sole purpose of defraying the costs to Owner for inspecting the lobby and elevators for damage and/or cleaning the same following such delivery or refuse and rubbish removal (and not as a penalty). Notwithstanding any such payment, permitting individuals using the aforementioned apparatus to enter the Building or the use of the front lobby and passenger elevators for deliveries, movement of any furniture, equipment or supplies, and/or refuse and rubbish removal shall be and be deemed to be a default pursuant to the terms of this Lease and Owner, following any such default, may exercise any and all rights and remedies herein set forth, or otherwise permissible at law or in equity, including, without limitation, the payment to Owner of the cost of any damage to the Premises or the Building arising therefrom.

85.      Building Doors/Floors

         All doors which lead into or out of the Building, whether such doors lead into or out of any elevator lobby or staircase lobby or hallway or otherwise, (hereinafter, the "Doors") must be kept in the closed position at all times. Propping such Doors in the open position by Tenant or the unlocking of such Doors during unauthorized hours is strictly prohibited and shall constitute a nuisance and a dangerous condition. In the event of any violation of this provision by Tenant, without limitation of Owner's other rights and remedies, Tenant shall be responsible for all loss and damage caused by or relating to such violation, including, without limitation, loss due to theft or vandalism and damage to any Doors caused by the elements or otherwise. Owner may inspect the Premises for violation of this provision and may repair damage caused thereby and may charge the expense incurred thereby to Tenant as Additional Rent payable on demand, which expense shall include the cost to Owner of inspecting the Premises.

86.      BID Assessment

         If an assessment is imposed on the land and/or Building in connection with or relating to any Business Improvement District (BID), then Tenant shall pay to Owner, as Additional Rent, an amount equal to fifty (50%) percent of the aggregate amount of all BID assessments imposed during the term of this Lease.

87.      No Smoking/Loitering

         87.1. Smoking is strictly prohibited in the Premises and Building (except solely on the roof deck of the Building as provided in Section 87.2 below). Loitering is strictly prohibited in all lobbies, staircases and hallways in the Building.

         87.2. Notwithstanding the provisions of Section 87.1 above, cigarette smoking by a limited number of Tenant's employees shall be permitted on the roof deck of the Building only; subject, however, to the following conditions: (i) not more than a reasonable number of Tenant's employees shall be permitted to smoke cigarettes on the roof deck at any time; (ii) prior to permitting any person to smoke cigarettes on the roof deck, Tenant shall perform the following items of Tenant's Work in accordance with the provisions of Articles 3 and 44 and all other applicable provisions of this Lease: (a) install a fireproof barrier under the entire surface of the existing wood roof deck of a type reasonably satisfactory to Owner, (b) resurface the wood roof deck with a fire retardant material of a type reasonably satisfactory to Owner, (c) install on the roof deck at least three (3) proper receptacles for cigarette butts, ashes and other debris and (d) install and maintain a fire extinguisher in the stairwell leading from the sixth floor to the roof of the Building; (iii) Tenant shall keep the wood roof deck and all other portions of the roof of the Building free and clear at all times of cigarette butts, ashes and other debris to Owner's reasonable satisfaction and to empty the receptacles, failing which Owner may elect to do so and to bill Tenant a reasonable charge therefor as shall be determined by Owner, which shall be payable by Tenant as Additional Rent; (iv) such smoking shall not be in violation of (a) any current or future federal, state or local laws, codes, ordinances, rules or regulations or (b) the requirements of any insurance carrier or organization or any insurance policies currently or hereafter maintained by Owner or Tenant covering the Building or the Premises; and (v) such smoking shall not disturb or annoy any other tenants or occupants of the Building or of any neighboring properties.

88.      Sprinkler and Fire Alarm Maintenance Costs and Fuel Costs

         88.1. Tenant shall pay fifty (50%) percent of Owner's costs for maintaining, servicing, repairing, inspecting and monitoring the Building sprinkler, standpipe and fire alarm systems during the term of this Lease. Such payment shall be made periodically by Tenant within fifteen (15) days after each demand by Owner, as Additional Rent. If the Commencement Date or the date of expiration or earlier termination of the term of this Lease shall not begin or end at the start or end of a calendar year, then Tenant shall pay Owner's prorated estimate of such costs for each such calendar year in which the term of this Lease shall commence, expire or be terminated, as the case may be. The provisions of this Article shall survive the expiration or earlier termination of the term of this Lease.

         88.2. For purposes of this Article, the following definition shall apply: the term "Fuel Costs" shall mean all annual costs and expenses incurred or borne by Owner with respect to all fuel purchased by Owner for the Building.

         88.3. Tenant shall pay to Owner, as Additional Rent, which shall be collectible as such under the terms of this Lease, an amount equal to the increase in Fuel Costs, if any, for the Building for each calendar year or portion thereof falling within the term of this Lease, over the Fuel Costs for calendar year 2002. At or after the end of each calendar year, Owner shall calculate such increased cost and bill Tenant for its share together with reasonable substantiation of the Fuel Costs, which bill shall be due and payable within fifteen (15) days after Tenant shall be billed therefor. This obligation will survive the expiration or termination of this Lease except that should Tenant's term expire other than at the end of a calendar year, Tenant shall only be obligated pro-rata for the number of months in such year which formed a part of its term.

         88.4. Every bill given by Owner pursuant to Section 8 8.3. above shall be conclusive and binding upon Tenant in the absence of manifest computational error unless Tenant shall give a Tenant's Objection Notice to Owner within six
(6) months after Owner's notice shall have been given to Tenant, time being of the essence, stating that Tenant disputes the calculation of Additional Rent set forth in Owner's notice and specifying in reasonable detail all of Tenant's bona fide objections to the accuracy of Owner's notice. Notwithstanding the giving of Tenant's Objection Notice, Tenant shall nevertheless timely pay the full amount of Additional Rent specified in Owner's notice until such dispute is finally resolved by a final, unappealed judgment of a court of competent jurisdiction.

         88.5. Owner's failure during the Lease term to prepare and deliver any of the foregoing bills, or Owner's failure to make a demand, shall not in any way waive or cause Owner to forfeit or surrender its rights to collect the sums due to Owner pursuant to this Article or to thereafter render such bills or make such demand nor constitute a waiver of, nor in any way impair the continuing obligation of Tenant to pay Additional Rent as required by this Article. Further, Owner shall have the right to render a corrected or revised notice, statement or bill at any time(s).

         88.6. Notwithstanding any expiration of this Lease or the earlier termination of the term of this Lease, Tenant's obligation to pay Additional Rent under this Article shall continue and shall cover all periods up to and including the Lease expiration date, and shall survive the expiration or termination of this Lease.

89.      Arbitration

         Whenever any provision of this Lease specifically provides that a matter shall be determined by arbitration in accordance with this Article 89 and either party notifies the other that such matter be so determined, then such arbitration shall be determined in New York County, and shall be governed by the expedited rules applicable to expedited arbitration of the American Arbitration Association (or any successor thereto) and the judgment on the award rendered may be entered in any. court having jurisdiction, subject to appeal as provided in this Lease. Reasonable fees and expenses of the arbitration shall be paid by the party against whom a determination shall have been rendered.

90.      Tenant's Right to Contest Legal Requirements.

         Tenant, at Tenant's sole risk, cost and expense and after not less than thirty (30) days prior notice to Owner, may contest, by appropriate proceedings prosecuted diligently and in good faith, the legality or applicability of any Legal Requirements affecting the Premises, provided and on condition that: (i) neither Owner nor any of Owner's principals, officers, directors, employees, agents or contractors shall be subject to criminal penalties, nor shall the Building or any part thereof be subject to being condemned or vacated, nor shall the certificate of occupancy for the Building be suspended or threatened to be suspended, by reason of non-compliance or by reason of such contest; (ii) before the commencement of such contest, if Owner or any of Owner's principals, officers, directors, employees, agents or contractors may be subject to any civil fines or penalties or if Owner may be liable to any independent third party as a result of such non-compliance, then Tenant shall furnish to Owner either (a) a bond of a surety company satisfactory to Owner, in form and substance reasonably satisfactory to Owner, and in an amount at least equal to two hundred (200%) percent of Owner's estimate of the sum of (x) the cost of such compliance, (y) the penalties or fines that may accrue by reason of such non-compliance (as estimated by Owner) and (z) the amount of such liability to independent third parties, and shall indemnify Owner against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance; or (b) other security satisfactory in all respects to Owner; (iv) such non-compliance or contest shall not constitute or result in a violation (either with the giving of notice or the passage of time or both) of the terms of any Superior Mortgage or Superior Lease, or if such Superior Lease or Superior Mortgage conditions such noncompliance or contest upon the taking of action or furnishing of security by Owner, such action shall be taken or such security shall be furnished at the expense of Tenant; (v) Tenant shall keep Owner regularly advised as to the status of such proceedings; and (c) Tenant is not in default under this Lease after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with regard to such default, if any.

91.      Controlled_ Access Elevator System

         91.1. As an accommodation to the tenants of the Building, but without having incurred or hereafter incurring any obligations, responsibilities or liabilities in connection therewith, Owner has installed in the Building a system (hereinafter, the "Controlled Access Elevator System") which is designed to electronically control access to the second through sixth floors of the Building from the two passenger elevators servicing the Building. Tenant shall pay to Owner, as Additional Rent, a monthly fee (hereinafter, the "Monthly Elevator Fee") of two hundred fifty and 00/100 ($250.00) dollars per month plus sixty (60%) percent of Owner's monthly cost to maintain the telephone line servicing the Controlled Access Elevator System. The Monthly Elevator Fee is subject to increase from time to time as shall be reasonably determined by Owner based upon any increases in the cost of maintenance and management services currently being provided by Owner or Owner's managing agent and/or by any third party service providers, in such amount(s) as shall be reasonably determined and/or established by Owner or Owner's managing agent.

         91.2. Owner shall have no liabilities, responsibilities or obligations whatsoever to Tenant for any service problems, downtime, failure or defect in, or any other matter or thing related to, the Controlled Access Elevator System. Further, Owner shall have no liabilities, responsibilities or obligations of any nature with regard to any repair, maintenance, service or replacement costs or expenses relating to the operation, maintenance, servicing or replacement of the Controlled Access Elevator System including, but not limited to, those relating to theft, fire, water damage, programming or the supply of cards or key fobs required by Tenant. All of the costs and other obligations referred to in this
Section 91.2 shall be borne and paid collectively by Tenant and the other office tenants of the Building, in such proportions as they shall mutually agree or in such proportions as Owner shall determine. In the event of any conflict between the mutual agreement of the tenants of the Building and Owner's determination (if any), Owner's determination shall control and be binding.

         91.3. Owner has no obligation to maintain the Controlled Access Elevator System in operation and Owner shall have the absolute right to disable, disconnect, suspend the operation of or remove the Controlled Access Elevator System at any time(s) during the term of this Lease.

         91.4. Tenant acknowledges that the third party maintenance and security management services relating to the Controlled Access Elevator System are currently being performed by Controlled Access LLC, currently with an address at 122 Kings Highway, Suite 501, Maple Shade, New Jersey and that Owner has the absolute right to replace such third party service provider with another service provider(s) at any time(s) upon not less than thirty (30) days' notice to Tenant (except in an emergency, in which event no notice shall be required). Tenant hereby agrees to indemnify and hold Owner and Owner's managing agent harmless from and against any claims, losses, liabilities, damages, costs and expenses, whether asserted by any third party service provider or otherwise, arising out of the acts or omissions of Tenant or Tenant's employees, guests or contractors, relating to the Controlled Access Elevator System.

92.      Additional Provisions

         92.1. Owner will not perform any work in connection with the furnishing or installation of any ductwork from the air conditioning units installed by Owner to service the Premises. The furnishing and installation of all ductwork shall be the sole responsibility of the Tenant, to be performed by Tenant at Tenant's sole cost and expense.

         92.2. Tenant shall be solely responsible, at Tenant's sole cost and expense, for installing all fire protection equipment and devices within the Premises (including, without limitation, all fire extinguishers, strobe lights, signage and intercom systems) and for the connection of such equipment and devices to the Building fire alarm system. Notwithstanding anything contained in this Lease to the contrary, Tenant may only use the fire alarm contractor used by Owner for the installation of the Building fire alarm system for any fire alarm work performed by Tenant within the Premises. Furthermore, any fire alarm equipment installed by Tenant is subject to Owner's approval and must be from the same manufacturer and/or supplier as the Building fire alarm equipment. Tenant must also purchase and install its fire alarm equipment in accordance with the approved plans and specifications for the Building fire alarm system and as otherwise directed by Owner, Owner's architect and/or any consultant retained by Owner or Owner's architect.

         92.3. Tenant shall be solely responsible, at Tenant's sole cost and expense, for the cleaning, repair and maintenance of the bathrooms in the Premises and all fixtures, structures, appliances and equipment therein contained (including, without limitation, the electric heating units which create hot water) throughout the term of this Lease and for the supply of all bathroom paper, soap and other products, fixtures and equipment such as paper towels, toilet and soap dispensers and hand dryers and mirrors.

93.      Option to Extend

         93.1. Provided and on condition that Tenant shall not be in default in the performance of any of the terms and conditions of this Lease as more specifically provided in Section 93.3 below, Tenant shall have one (1) option (the "Option") to extend the term of this Lease for one (1) additional term of five (5) years commencing on January 1, 2013 and expiring on December 31, 2017 (the "Extension Term"). Except for the rates at which the Fixed Rent shall be payable during the Extension Term, as set forth in Sections 93.4 and 93.5 below, all of the terms, conditions and provisions of this Lease shall continue unmodified and in full force and effect during the Extension Term.

         93.2. The Option may only be exercised by Tenant giving written notice to Owner of Tenant's exercise of the Option (the "Option Exercise Notice") by certified mail, return receipt requested, by no earlier than the date which is twenty-four (24) months prior to the fixed expiration date of the term of this Lease (i.e., by no earlier than December 31, 2010) and by no later than the date which is twelve (12) months prior to the fixed expiration date of the term of this Lease (i.e., by not later than December 31, 2011), time being. of the essence. Upon Tenant's proper and timely giving of the Option Exercise Notice, the term of this Lease shall be automatically extended for the Extension Term upon the terms and conditions specified in this Article, without the execution of an extension agreement or other instrument. If Tenant shall not give Owner the Option Exercise Notice at the time and in the manner set forth above, time being of the essence, the Option shall thereupon terminate and be of no further force and effect.

         93.3. Notwithstanding the foregoing provisions of this Article, if on the date that Tenant exercises the Option, or if on any subsequent date up to and including the date upon which the Extension Term commences, Tenant is in default (after notice and the expiration of the applicable cure period which are specifically provided for in this Lease with respect to such default, if any) in the payment of Fixed Rent or Additional Rent hereunder, or in the performance of any of the other terms, conditions or provisions of this Lease, then and in any such event, Tenant's exercise of the Option and the Extension Term shall, at the option of Owner exercised by written notice to Tenant, be rendered null and void and of no force or effect and Tenant shall have no other or additional right to exercise the Option, and the Option shall thereupon be deemed irrevocably waived by Tenant.

         93.4. During the Extension Term, Fixed Rent shall be payable at the following rates:

               93.4.1 Annual Initial Extension Term Fixed Rent (as such term is defined below) during the one (1) year period commencing January 1, 2013 through and including December 31, 2013;

               93.4.2 Annual Initial Extension Term Fixed Rent multiplied by one hundred two (102%) percent during the one (1) year period commencing January 1, 2014 through and including December 31, 2014;

               93.4.3 An amount equal to the Fixed Rent payable for the one (1) year period referred to in Section 93.4.2 above (i.e., January 1, 2014 through December 31, 2014) multiplied by one hundred two (102%) percent during the one
(1) year period commencing January 1, 2015 through and including December 31, 2015;

               93.4.4 An amount equal to the Fixed Rent payable for the one (1) year period referred to in Section 93.4.3 above (i.e., January 1, 2015 through December 31, 2015) multiplied by one hundred two (102%) percent during the one
(1) year period commencing January 1, 2016 through and including December 31, 2016; and

               93.4.5 An amount equal to the Fixed Rent payable for the one (1) year period referred to in Section 93.4.4 above (i.e., January 1, 2016 through December 31, 2016) multiplied by one hundred two (102%) percent during the one
(1) year period commencing January 1, 2017 through and including December 31, 2017.

        93.5. For purposes of this Article 93, Annual Initial Extension Term Fixed Rent shall be determined as follows:

               93.5.1 Not earlier than six (6) months nor later than three (3) months prior to the commencement of the Extension Term, Owner shall send Tenant a notice ("Market Rent Notice") stating the amount which, in Owner's opinion, shall constitute the fair market annual Fixed Rent (exclusive of all items of Additional Rent and all subsequent increases in Fixed Rent provided for in this Lease) for the Premises as of the first day of the Extension Term assuming a five year lease of the Premises on an "as-is" basis to a new tenant. The amount set forth in the Market Rent Notice shall constitute the Annual Initial Extension Term Fixed Rent All of the provisions of this Lease relating to the payment of Additional Rent shall be unaffected by the determination of the Annual Initial Extension Term Fixed Rent and shall continue in full force and effect.

               93.5.2 Within thirty (30) days after Tenant's receipt of the Market Rent Notice, time being of the essence, Tenant may dispute the Annual Initial Extension Term Fixed Rent as set forth in the Market Rent Notice by giving notice to Owner that Tenant is initiating the appraisal process provided for herein and specifying in such notice the name and address of the arbitrator designated by Tenant to act on its behalf. If Tenant does not timely dispute the Annual Initial Extension Term Fixed Rent set forth in the Market Rent Notice within the time and in the manner set forth above, time being; of the essence, the Annual Initial Extension Term Fixed Rent as determined by Owner shall be conclusive and binding on Owner and Tenant. Within thirty (30) days after the designation of Tenant's arbitrator, Owner shall give notice to Tenant specifying the name and address of Owner's arbitrator. The two arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and shall endeavor to mutually agree upon the determination of the Annual Initial Extension Term Fixed Rent of the Premises and to render a decision as to their mutual determination within twenty (20) days after the second arbitrator is appointed. If, within twenty (20) days after the second arbitrator is appointed, the two arbitrators shall not mutually agree upon the determination of the Annual Initial Extension Term Fixed Rent in accordance with the provisions of this Section 93.5, then they shall together appoint a third arbitrator. If said two arbitrators cannot agree upon the appointment of a third arbitrator within ten (10) days after the expiration of such twenty (20) day period, then either party, on behalf of both, and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization) in accordance with its then prevailing rules. If the American Arbitration association shall fail to appoint said third. arbitrator within ten
(10) days after such request is made, then either party may apply, on notice to the other, to the Supreme Court in the county in which the Premises are located (or any other court having jurisdiction and exercising functions similar to those now exercised by the foregoing court) for the appointment of such third arbitrator.

               93.5.3 Each of the arbitrators selected as herein provided shall have at least fifteen (15) years experience in the leasing of commercial space in New York City and properties similar in character to the Building. Each party shall pay the fees and expenses of the arbitrator selected by it. The fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne entirely by the party against whom a determination pursuant to this Article 93 shall have been rendered.

               93.5.4 If the third arbitrator shall be appointed, then each of the first two arbitrators shall promptly submit their respective determinations of the Annual Initial Extension Term Fixed Rent in writing to the third arbitrator, who must select one or the other of such determinations of the Annual Initial Extension Term Fixed Rent and so notify both Owner and Tenant of such selection within thirty (30) days after the appointment of the third arbitrator or as soon thereafter as is practicable.

               93.5.5 In determining the Initial Annual Extension Term Fixed Rent, the arbitrators shall not modify the provisions of this Lease and shall take into consideration market rents then being charged for comparable space in other similar buildings in the area of the Building and all of the following assumptions: (i) the Annual Initial Extension Term Fixed Rent shall be determined on the basis of the use of the Premises as offices; (ii) Owner has had a reasonable period of time to locate a tenant who rents with the knowledge of the uses to which the Premises can be adapted and will not be obligated to incur any costs of rent concession or work allowance which would otherwise be dictated by the then prevailing market conditions for a five (5) year lease;
(iii) the Premises are free and clear of all leases and tenancies and available for immediate occupancy and possession as of the commencement date of the Extension Term; (iv) neither Owner nor Tenant is under any compulsion to rent;
(v) the Premises are fit for immediate occupancy and use "as is" and require no additional work by Owner and that no work has been carried out thereon by the Tenant, its subtenant, or their predecessors in interest during the term of this Lease which has diminished the rental value of the Premises; (vi) in the event the Premises have been destroyed or damaged by fire or other casualty, they have been fully restored and (vii) the escalation provisions and base periods therefor provided in this Lease shall remain unchanged (and such provisions and periods shall, in fact, remain unchanged during the Extension Term). The decision and award of the arbitrators shall be in writing and shall be final and conclusive on both parties and counterpart copies thereof shall be delivered to each of said parties.

               93.5.6 Until such time as the final determination of the Annual Initial Extension Term Fixed Rent shall be made by the arbitrators in accordance with the provisions of this Section 93.5, Tenant shall pay, as Annual Initial Extension Term Fixed Rent , the amount of the Annual Initial Extension Term Fixed Rent determined by Owner as set forth in the Market Rent Notice (subject to further increases as otherwise provided in this Lease), until the final determination is made. If based upon the final determination hereunder of the Annual Initial Extension Term Fixed Rent, the payments made by Tenant on account of the Fixed Rent were less than the Annual Initial Extension Term Fixed Rent payable as determined by this Section 93.5, Tenant shall pay to Owner the amount of the underpayment on demand, and if the payments made by Tenant on account of Fixed Rent were greater than the Annual Initial Extension Term Fixed Rent payable as determined by this Section 93.5, Owner shall credit to Tenant the amount of any excess against Fixed Rent due or to become due.

               93.5.7 Except solely for the provisions concerning Annual Initial Extension Term Fixed Rent set forth above in this Section 93.5, all of the provisions of this Lease relating to the payment of increases in Fixed Rent and the payment of Additional Rent including, without limitation, the provisions of
Article 74 above ("Increase in Taxes"), shall remain unmodified and in full force and effect.

               93.5.8 Notwithstanding the provisions of Sections 93.4.1 through
93.4.5 above, if either Owner or the arbitrators shall determine that, as of the commencement date of the Extension Term, the annual fair market base rent percentage increase factor (in lieu of any operating expense escalation or any similar escalation) for comparable five year leases shall be more or less than two (2%) percent, then the fixed annual percentage increase in the Initial Annual Extension Term Fixed Rent of two (2%) percent referred to in Sections
93.4.1 through 93.4.5 above shall be increased or decreased, as the case may be, to such annual fair market base rent percentage increase factor as shall be determined by Owner or the arbitrators, as the case may be.

94.     Right of First Offer

        94.1. As used in this Article:

               94.1.1 the term "available" means, as to any space, that such space is vacant and free of any present or future possessory right in favor of either of the Existing Tenants (hereinafter defined) which is contained in the existing lease with such Existing Tenant;

               94.1.2 the term "Offer Space" means either of (i) the entire second floor of the Building (the "Second Floor Premises"), currently leased to Advanstancom, Inc. ("Advanstar"), and (ii) the entire third floor of the Building (the "Third Floor Premises") currently leased to Novell, Inc./Cambridge Technology Partners (Massachusetts), Inc. (collectively "Cambridge"). Advanstar and Cambridge, together with their respective successors, assigns and affiliates, are each herein referred to as an "Existing Tenant" and collectively as the "Existing Tenants"); and

               94.1.3 the term "Inclusion Date" means, as to either Offer Space, the later of (i) the date Tenant gives an Offer Acceptance Notice (as such term is hereinafter defined) with respect to such Offer Space and (ii) the date that such Offer Space is first available and vacant possession of such space has been delivered to Tenant, in either case with the Premises being in its then existing "as-is" condition.

         94.2. If at any time during the term of this Lease, either Offer Space (i.e., either the Second Floor Premises or the Third Floor Premises) first becomes available upon the expiration or termination of the lease currently in effect for such Offer Space by reason of bankruptcy or bona fide dispossess, then within a reasonable period of time thereafter (or at any time within eighteen (18) months prior thereto), Owner shall give Tenant notice thereof (an "Offer Notice"), specifying (i) the designation of such Offer Space, (ii) the date or approximate date that such Offer Space has become available or is anticipated to become available, (iii) Owner's determination of the fair market rental value of such Offer Space as of the applicable Inclusion Date, (iv) the Tenant's Proportionate Share and Base Tax Year (and any other base year(s)) attributable to the Offer Space with respect to Article 74 and any other rental escalation provisions set forth in this Lease, (v) the amount of the security deposit reasonably required by Owner for the leasing of the Offer Space (the parties hereby acknowledging that, without limitation, a security deposit equal to the same per square foot security deposit then maintained by Tenant under this Lease shall be deemed reasonable) and (vi) any other terms and conditions determined by Owner, in Owner's discretion, which are or would be applicable to the proposed leasing of the Offer Space by Owner to a third party as of the applicable Inclusion Date. Provided and on condition that on the date that Owner gives Tenant an Offer Notice through and including the applicable Inclusion Date
(a) this Lease is in full force and effect, (b) Tenant is not in default under this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any) and (c) Tenant or any assignee or successor of Tenant (as referred to in
Section 49.2 above) occupies the entire Premises under and pursuant to this Lease and there has been no assignment of the Lease by Tenant, then and in such events only, Tenant shall have the option (herein, the "Offer Space Option"), exercisable by notice (the "Offer Acceptance Notice") given to Owner on or before the date that is fifteen (15) days after the giving of the Offer Notice by Owner to Tenant, time being of the essence, to include such Offer Space in the Premises for the balance of the term of this Lease.

         94.3. If Tenant properly and timely exercises the Offer Space Option with respect to either Offer Space, such Offer Space shall become part of the Premises effective as of the Inclusion Date and thereafter for the greater of
(i) five (5) years or (ii) the entire then remaining balance of the term of this Lease, without any further act by Owner or Tenant and upon all of the terms and conditions set forth in this Lease (including this Article) and the Offer Notice, except that:

               94.3.1 such Offer Space shall be delivered to Tenant in its then existing condition, on an "as-is" basis on the Inclusion Date for such Offer Space;

               94.3.2 the Fixed Rent for such Offer Space as of the applicable Inclusion Date shall be the fair market rental value of such Offer Space as of the applicable Inclusion Date as shall be determined by Owner, in Owner's sole and absolute discretion, as set forth in the Offer Notice; provided, however, that subsequent to the applicable Inclusion Date, Fixed Rent for the Offer Space shall be increased on each date that Fixed Rent for the Premises (exclusive of the Offer Space) shall be increased pursuant to the provisions of Article 63 of this Lease in such amount(s) as Owner shall determine, in Owner's reasonable discretion, to be the fair market escalation percentage factor(s) for the balance of the term of this Lease as of the applicable Inclusion Date, assuming that the Option shall have been exercised;

               94.3.3 payment of Fixed Rent and all items of Additional Rent applicable to the Offer Space shall commence on the applicable Inclusion Date; and

               94.3.4 if any of the terms and conditions set forth in the Offer Notice are different or inconsistent with the terms and conditions set forth in this Lease, the terms and conditions set forth in the Offer Notice shall control and this Lease shall automatically be deemed amended accordingly with respect solely to the Offer Space.

         94.4. Promptly after the occurrence of any Inclusion Date, Owner and Tenant shall confirm the occurrence thereof, the inclusion of the applicable Offer Space in the Premises and the terms of this Lease applicable to such Offer Space by executing and delivering an instrument reasonably satisfactory to Owner; provided, however, that the failure by Owner or Tenant to execute such instrument shall not affect the inclusion of such Offer Space in the Premises in accordance with this Article.

         94.5. (a) If Tenant does not timely deliver an Offer Acceptance Notice with respect to any Offer Space, time being of the essence, and if either (i) within nine (9) months after the date on which Tenant declined (or was deemed to decline by failing to timely accept) the Offer Notice, Owner is prepared to lease the Offer Space at a net effective rental (taking into account any work allowances and rent concessions, and discounted to present value using a discount rate equal to the then-current "prime rate" or "base rate" of Citibank, N.A. or any comparable bank) of less than ninety (90%) percent of the net effective rental offered to Tenant in the rejected Offer Notice, or (ii) after nine (9) or more months after the date on which Tenant declined (or was deemed to decline by failing timely to accept) the Offer Notice, Owner is prepared to lease the Offer Space for any rent whatsoever, whether higher or lower than the net effective rental set forth in the previous Offer Notice, then in each case the terms of Sections 94.1 through 94.5 above shall once again apply and Owner shall thereafter deliver to Tenant an Offer Notice as described in Section 94.2 above incorporating the rental terms that Owner is prepared to accept from a third party with regard to such Offer Space.

                     (b) If Tenant does not timely deliver an Offer Acceptance Notice with respect to any Offer Space, time being of the essence, and neither of clauses (i) or (ii) set forth in subparagraph (a) above shall apply, then the Offer Space Option with respect to such Offer Space shall be deemed irrevocably waived by Tenant and Owner shall have the right to enter into a lease or leases covering such Offer Space or any portion(s) thereof with any third party(ies) on such terms and conditions as Owner shall determine, in Owner's sole and absolute discretion.

         94.6. Notwithstanding anything to the contrary set forth in this
Article 94 or elsewhere in this Lease, if at the time Tenant shall give Owner an Offer Acceptance Notice pursuant to the provisions of Section 94.2 above, there shall be less than five (5) years then remaining in the term of this Lease, and if Tenant shall not theretofore have exercised the Option pursuant to the provisions of Article 93 above, then as a further condition to Tenant's exercise of the Offer Space Option, Tenant must exercise the Option pursuant to Article 93 above by giving an Option Exercise Notice to Owner simultaneously with Tenant's delivery of the Offer Acceptance Notice to Owner. In such event, notwithstanding the time limitations set forth in Section 93.2 above, Tenant shall be permitted to exercise the Option even though the date on which Tenant shall give Owner the Option Exercise Notice shall be more than twenty-four (24) months prior to the original fixed date of expiration of the term of this Lease.

         94.7. Notwithstanding anything to the contrary set forth in this
Article 94, the Offer Space Option is limited solely to the original Tenant under this Lease (i.e., Take-Two Interactive Software, Inc.) and any successor or assignee as referred to in Section 49.2 above.

95.      Miscellaneous

         95.1. Tenant shall have access to the Premises on a twenty-four hour per day, seven day per week basis, subject to such restrictions and limitations as may be imposed pursuant to Legal Requirements and to circumstances beyond Owner's reasonable control.

         95.2. Tenant shall not record or attempt to record this Lease or any memorandum

         95.3. Irrespective of the place of execution or performance of this Lease, this Lease shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York. If any provision of this Lease is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this Lease shall nevertheless be binding upon Owner and Tenant with the same force and effect as though the void or unenforceable part had been severed and deleted.

         95.4. This Lease shall be construed and interpreted without regard to any presumption or other rule requiring construction or interpretation against the party causing this Lease to be drafted. If any words in this Lease or any draft thereof shall have been stricken out or otherwise eliminated, whether or not any other words have been added in their place, this Lease shall be construed as if the words so stricken out or otherwise eliminated were never included in this Lease and no implication or inference shall be drawn from the fact that said words were so stricken out or otherwise eliminated.

         95.5. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         95.6. The obligations of Owner under this Lease shall not be binding upon Owner named herein after the sale, conveyance, assignment or transfer by such Owner (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Land and Building and in the event of any such sale, conveyance, assignment or transfer, Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder. Neither the partners comprising Owner, nor the shareholders, partners, principals, agents, directors or officers of any of such partners shall be liable for the performance of Owner's obligations under this Lease. Tenant shall look solely to Owner to enforce Owner's obligations hereunder. Prior to any such sale, conveyance, assignment or transfer, the liability of Owner for Owner's obligations under this Lease shall be limited to Owner's interest in the Land and Building and Tenant shall not look to any other property or assets of Owner or the property or assets of Owner or any of its partners in seeking either to enforce Owner's obligations under this Lease or to satisfy a judgment for Owner's failure to perform such obligations. After any such sale, conveyance, assignment or transfer, to the extent that the transferee shall have not assumed Owner's obligations under this Lease, the liability of Owner for such obligations shall be limited to the proceeds of such transfer received by it.

         95.7. Notwithstanding anything contained in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Owner under this Lease, whether or not expressly denominated Fixed Rent, Additional Rent or other charges, shall constitute rent for the purposes of Section 502(b)(7) of the Bankruptcy Code.

         95.8. If and for so long as Tenant is in default under this Lease (after notice and the expiration of any applicable cure period which are specifically provided for in this Lease with respect to such default, if any) Tenant hereby irrevocably waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Owner may apply any payments made by Tenant to any items Owner sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

         95.9. Except as may be otherwise specifically set forth in this Lease, whenever Owner's consent or approval is required or requested, same may be withheld for any reason or for no reason, in Owner's sole and absolute discretion.

         95.10. Whenever in this Lease it shall be provided that Owner shall not unreasonably withhold, delay and/or unreasonably condition Owner's consent or approval to Tenant's proposed action or work, Tenant hereby waives any claim against Owner for money damages which Tenant may have based upon any assertion that Owner has unreasonably withheld or unreasonably delayed any such consent or approval to Tenant's proposed action or work. Tenant's sole remedy shall be an action or proceeding (or, in certain instances specifically set forth in this Lease, an arbitration) to enforce such provisions of this Lease or for specific performance. In addition, without limitation of the foregoing and notwithstanding anything to the contrary set forth in this Lease, Owner may condition its granting of consent or approval as to any proposed action or work on any other matter upon Owner's or Tenant's receiving the consent or approval to such action, work or other matter from the Landmarks Commission and/or any other governmental or municipal agency or commission having or asserting jurisdiction and/or Owner's mortgagee(s).

         95.11. Tenant and all persons within Tenant's control shall strictly comply with the Rules and Regulations contained in the printed portion of this Lease as well as with the Additional Rules and Regulations annexed as Exhibit C to this Lease. Nothing contained in this Lease shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or the Additional Rules and Regulations or the terms, covenants or conditions in any other lease against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees. In case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations or the Additional Rules and Regulations as originally or as hereinafter adopted or revised, the provisions of this Lease shall control.

         95.12. All checks tendered to Owner in payment of Fixed Rent or Additional Rent shall be deemed payment for the account of Tenant. Acceptance by Owner of Fixed Rent or Additional Rent from a party other than Tenant shall not be deemed to operate as an attornment to Owner by such party or as a consent by Owner to an assignment or subletting by Tenant or as a modification of the provisions of this Lease.

         95.13. Intentionally Deleted.

         95.14. Without incurring any liability to Tenant, Owner may permit access to the Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Owner hereunder shall not be deemed a recognition by Owner that the person or official making such demand has any right or interest in this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

         95.15. No receipt of monies by Owner from Tenant, after any reentry or after the cancellation or termination of this Lease in any lawful manner, shall reinstate this Lease, and after the service of notice to terminate this Lease, or after the commencement of any action, proceeding or other remedy, Owner may demand, receive and collect any monies due, and apply them on account of Tenant's obligations under this Lease but without in any respect affecting such notice, action, proceeding or remedy.

         95.16. No payment by Tenant nor receipt by Owner of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such payment due and/or to pursue any other remedy(ies) provided for in this Lease, at law and/or in equity.

         95.17. Tenant acknowledges that Tenant has no rights with regard to any development rights, "air rights" or comparable rights appurtenant to the Property and hereby irrevocably waives any such rights in connection with any zoning lot merger or transfer of development rights with respect to the Property including, without limitation, any rights it may have to be a party to, to contest, or to execute, any Declaration of Restrictions (as such term is defined in Section 12-10 of the Zoning Resolution of the City of New York effective December 15, 1961, as amended) with respect to the Property, which would cause the Property to be merged with or unmerged from any other zoning lot pursuant to such Zoning Resolution or pursuant to any document of a similar nature and purpose, and Tenant agrees that this Lease shall be subject and subordinate to any Declaration of Restrictions or any other document of similar nature and purpose now or hereafter affecting the Property. In confirmation of such subordination and waiver, Tenant shall execute and promptly deliver to Owner any certificate or instrument that Owner reasonably may request and, in connection therewith, Tenant hereby irrevocably constitutes and appoints Owner as Tenant's attorney-in-fact, coupled with an interest, to execute any such certificate or instrument for and on behalf of Tenant. The provisions of this Section shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have, or be deemed to have, as a "party in interest" (as such quoted term is defined in Section 12-10 of the aforementioned Zoning Resolution) in the Building or the land upon which the Building is situated. The provisions of this Section 95.17 shall not be deemed to prevent Tenant's use of the roof deck subject to and in accordance with the applicable provisions of this Lease.

         95.18. Intentionally Deleted.

         95.19. Owner shall not be deemed to be in default of any of its covenants or obligations under or pursuant to this Lease, unless and until (i) Tenant shall have given Owner notice specifying the nature of such alleged default in accordance with the notice provisions of this Lease and (ii) Owner shall have failed to cure or remedy such alleged default within thirty (30) days after Owner's receipt of such notice, or if such alleged default shall be of a nature that the same cannot reasonably be cured or remedied within a thirty (30) day period, then for such additional period of time as shall be reasonably required for Owner to cure or remedy such alleged default. No action on the part of Owner to address, cure or remedy any matter alleged by Tenant to be a default by Owner under this Lease shall be deemed to constitute an admission by Owner that the matter alleged to be a default by Owner constitutes a default by Owner under this Lease.

         95.20. In the event any governmental entity promulgates or revises any law, or issues controls or regulations, relating to the use or conservation of energy, water, gas or electricity, or the provision of any other utility or service furnished by Owner in the Building, Owner may freely comply with such provision of law, controls or regulations without liability to or recourse by Tenant. Without limitation of the foregoing, neither Owner's actions nor its failure to act in order to comply with the same shall entitle Tenant to any damages, abate or suspend Tenant's obligation to pay Fixed Rent and Additional Rent or constitute or be construed as a constructive or other eviction of Tenant.

         95.21. Owner and Tenant, any subtenant, and any guarantor of Tenant's obligations under this Lease, hereby irrevocably consent to the jurisdiction of the Civil court of the City of New York and the Supreme Court of the State of New York with respect to any action or proceeding between Owner and Tenant or such party with respect to this Lease or any rights or obligations of either party pursuant to this Lease, and each of such subtenant, guarantor, Owner and Tenant agrees that venue shall lie in New York County. Tenant and any subtenant further waive any and all rights to commence any such action or proceeding against Owner before any other court.

         95.22. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until both Owner and Tenant shall execute and deliver an original of this Lease. Until such execution and delivery, any action taken or expense incurred by Tenant shall be at its sole risk, cost and expense.

         95.23. Any apportionments or prorations of Rents to be made under the Lease shall be computed on the basis of a 360 day year, with 12 months of 30 days each.

         95.24. Tenant shall be entitled to the non-exclusive use of the service elevator (subject to availability), on a reserved basis, at no charge, during normal service elevator hours of operation as set forth elsewhere in this Lease; solely in connection with Tenant's move-in at the commencement of the term of this Lease, Tenant's move-out at the expiration of the term of this Lease and for the performance of Tenant's Initial Work.


                                    Moklam Enterprises, Inc., Owner


                                    By: /s/ Raymond H. Yu
                                         --------------------------------
                                         Raymond H. Yu, President


                                    Take Two Interactive Software, Inc., Tenant


                                    By: /s/ Don Leeds
                                         --------------------------------
                                         Don Leeds, Executive Vice President

State of New York )
                           ) ss.:
County of New York         )


         On the 2nd day of July in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Raymond H. Yu, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gary S. Friedman
--------------------------------
Signature and Office of individual
taking acknowledgment


State of New York )
                           ) ss.:
County of New York         )


         On the 2nd day of July in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Don Leeds, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gary S. Friedman
--------------------------------
Signature and Office of individual
taking acknowledgment

                                     ANNEX I


         The below noted information must appear in complete form in Tenant's Plans for Tenant's Initial Work and any other items of Tenant's Work.

1.       ARCHITECTURAL INFORMATION

         (a)      Locate and identify all types of partitions.

         (b) Clearly indicate all dimensions from items of base building construction or in relation to other fixed elements.

         (c) Indicate the locations and specifications for doors, door frames and hardware; provide a keying schedule.

         (d) Indicate the locations and specifications for any non-building standard paints and any wall coverings or other wall finish. It is Tenant's responsibility that all finishes comply with the fire code of the City and State of New York.

         (e) Indicate the location of millwork, carpentry, etc., on the plan and provide elevations, sections and details sufficient to clearly describe all requirements.

         (f) Indicate any modifications to the acoustical ceiling required for mounted projection screens, overhead security grills, etc.

         (g) Provide locations and complete specifications for any floor coverings, including the combined height of carpet and padding. It is Tenant's responsibility that all non-building standard finishes comply with fire code of the City and State of New York.

         (h) Provide support framing details for special walls and any ceiling-mounted equipment.

         (i) Provide a finish schedule and finish legend clearly indicating the room number, wall finishes and colors, floor finishes and colors and ceiling finish.

         (j)      Locate and identify all built-in furniture and cabinetry.

2.       ELECTRICAL AND TELEPHONE INFORMATION

         (a) Indicate the dimensions of wall electrical outlets and switches and telephone outlets.

         (b) Indicate dimensions and manufacturer for all electrical floor outlets and telephone floor outlets. These dimensions must be coordinated with the base Building structural system.

         (c) Provide the specification and location of special receptacles and separate circuits for special equipment such as appliances, copiers, computer equipment, etc.

         (d) Provide details of the space requirements, room finish and electrical and mechanical requirements for the telephone equipment within the Premises. Approval of the telephone plan by Tenant's telephone vendor is also required.

         (e) Indicate the location of the emergency disconnect switch for any data processing equipment.

         (f)      Indicate the location of all computer wiring.

3.       LIGHTING INFORMATION

         (a) Locate and identify all fixtures used, and provide specifications.

         (b) Provide the specifications and location of all switches, dimmers and other lighting control devices.

                                    Annex I-1

         (c) Provide the specifications and location of all exit lighting and any special emergency lighting.

         (d)      All fixtures shall be U.L. listed.

4.       MECHANICAL AND PLANNING INFORMATION

         Provide complete plans, details and specifications prepared by a licensed mechanical engineer reasonably approved by Owner describing all HVAC, electrical and plumbing work to be performed.

5.       STRUCTURAL INFORMATION

         Provide complete plans, details and specifications prepared by a licensed structural engineer reasonably approved by Owner of any structural modifications required to perform Tenant's Initial Work or any other item of Tenant's Work.

6.       FIRE SAFETY SPECIFICATION

         (a) Provide complete plans, details and specifications prepared by a licensed engineer reasonably approved by Owner describing all fire safety installations and equipment to be installed in the Premises by Tenant.

         (b)      Locate and identify all equipment to be installed.

         (c) Locate and identify the main control panel including any shut-off and/or reset switches.

         (d)      Provide instruction manuals for system and equipment controls.

         (e)      Indicate any modifications to existing sprinkler system.


                                    Annex I-2

                                    ANNEX II

                List of Independent Structural Engineering Firms


GILSANZ MURRAY STEFICEK, LLP
95 University Place
New York, New York 10003
(212) 254-0030

ROBERT SILMAN ASSOCIATES 88
University Place
New York, New York 10003
(212) 620-7970

CANTOR SEINUK GROUP, PC
600 Madison Avenue
New York, New York 10022
(212) 755-4242

                                   Annex II-1

                                    ANNEX III


                List of Independent Mechanical Engineering Firms


SAC ENGINEERING, PC
37 West 39" Street
New York, New York 10018
(212) 852-9855


LASZLO BODAK ENGINEERS
45 West 36' Street
New York, New York 10018
(212) 643-1444


I.M. ROBBINS PC
15 West 44th Street
New York, New York 10036
(212) 944-5566


                                   Annex III-1

                                    ANNEX IV


                     List of Independent Architectural Firms


FOX & FOWLE ARCHITECTS
22 West 19th Street
New York, New York 10011
(212) 627-1700


GERTLER WENTE KERBEYKIAN ARCHITECTS LLP
145 West 30th Street
New York, New York 10001
(212) 273-9888


BEYER BLINDER BELLE ARCHITECTS
41 East 11th Street
New York, New York 10003
(212) 777-7800

                                    Annex IV-1

Bank of America
                                    EXHIBIT A
                                    ---------


                                      DRAFT
                                 FOR DISCUSSION
                                  PURPOSES ONLY
                                                                         PAGE: 1
DATE: JUNE 28, 2002

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3049576



BENEFICIARY                        APPLICANT
MOKLAM ENTERPRISES, ,INC.          TAKE TWO INTERACTIVE SOFTWARE INC.
c/o YUCO MANAGEMENT, INC.          575 BROADWAY
475 FIFTH AVENUE, 19th FLOOR       3rd FLOOR
NEW YORK, N.Y. 10017'              NEW YORK, NEW YORK 10012

                                   AMOUNT
WORDING IS ACCEPTABLE              NOT EXCEEDING USD 1,560,000.00
                                   NOT EXCEEDING
                                   ONE MILLION FIVE HUNDRED SIXTY THOUSAND AND
                                   00/100'S US DOLLARS

                                   EXPIRATION
                                   DECEMBER 6, 2002 AT OUR COUNTERS


WE HEREBY ESTABLISH THIS CLEAN, IRREVOCABLE AND UNCONDITIONAL STANDBY LETTER OF CREDIT NO. 3049876 (THE "LETTER OF CREDIT") IN FAVOR OF MOKLAM ENTERPRISES, INC. OR ITS TRANSFEREES AS HEREINAFTER PROVIDED, AS BENEFICIARY, FOR THE ACCOUNT OF TAKE TWO INTERACTIVE SOFTWARE, INC., AS ACCOUNT PARTY, IN AN AMOUNT UP TO U.S. ONE MILLION FIVE HUNDRED SIXTY THOUSAND AND 00/100 ($1,560,000.00) DOLLARS AVAILABLE BY DRAFT(S) OF BENEFICIARY DRAWN ON US PAYABLE AT SIGHT.

WE AGREE TO PAY BENEFICIARY'S DRAWING UNDER THIS LETTER OF CREDIT WITH OUR OWN FUNDS. WE WILL NOT BE SUBROGATED TO ANY OF BENEFICIARY'S RIGHTS AS A RESULT OF ANY PAYMENT WE MAKE TO BENEFICIARY UNDER THIS LETTER OF CREDIT. THE REQUEST FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL BE FINAL AND CONCLUSIVE FOR ALL PURPOSES WITHOUT VERIFICATION BY US AND SHALL NOT BE SUBJECT TO REFUTATION, DENIAL OR CONSENT.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE ISP (AS DEFINED BELOW) OR OTHERWISE, BENEFICIARY-S DRAWING UNDER THIS LETTER OF CREDIT WILL BE PAID, BY WIRE TRANSFER IN FEDERAL FUNDS TO THE ACCOUNT DESIGNATED IN BENEFICIARY-S INSTRUCTIONS ACCOMPANYING THE DRAFT, BY NO LATER =AN (I) 4:00 P.M. EASTERN TIME ON THE SAME BUSINESS DAY ON WHICH SUCH DRAFT AND INSTRUCTIONS ARE RECEIVED BY US IN CONFORMITY WITH tHE TERMS HEREOF, IF RECEIVED BY US AT OR BEFORE 11:00 A.M. EASTERN TIME OR (II) 4:00 P.M. EASTERN TIME OF THE NEXT BUSINESS DAY FOLLOWING THE BUSINESS DAY ON WHICH SUCH DRAFT AND INSTRUCTIONS ARE RECEIVED BY US IN CONFORMITY WITH THE TERMS HEREOF, IF RECEIVED BY US AFTER 11:00 A.M. EASTERN TIME.

WE HEREBY AGREE THAT ALL DRAFTS DRAWN BY BENEFICIARY UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED AND PAID AS ;PROVIDED ABOVE, UPON PRESENTATION AND DELIVERY OF THE ORIGINAL OF THIS LETTER OF CREDIT TOGETHER WITH THE DRAFT AS SPECIFIED HEREIN, IF PRESENTED TO OUR OFFICE LOCATED AT BANK OF AMERICA, N.A., MAIL :CODE: ca9-703-19-23, 333 SOUTH BEAUDRY AVENUE, 19TH FLOOR, LOS ANGELES, CA 90017-1466, ON OR BEFORE THE THEN CURRENT EXPIRATION DATE (AS DEFINED BELOW) ON WHICH DATE THIS LETTER OF CREDIT EXPIRES


          THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER : 3049876

PARTIAL DRAWINGS ARE PERMITTED.

IF DEMAND FOR PAYMENT MADE BY BENEFICIARY HEREUNDER DOES NOT, IN ANY INSTANCE, CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE SHALL GIVE BENEFICIARY IMMEDIATE WRITTEN NOTICE BY FACSIMILE TRANSMISSION AT (212) 725-4704 THAT ITS PURPORTED DRAWING UNDER THIS LETTER OF CREDIT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, STATING THE REASONS

Bank of America
                                                                        PAGE: 2
                                      DRAFT
                                 FOR DISCUSSION
                                  PURPOSES ONLY


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3049876

THEREFORE AND THAT WE ARE HOLDING ANY DOCUMENTS AT BENEFICIARY'S DISPOSAL OR RETURNING THE SAME TO BENEFICIARY. SUCH NOTICE MUST BE GIVEN TO BENEFICIARY WITHIN TWO (2) BUSINESS DAYS OF OUR RECEIPT-OF BENEFICIARY'S DRAFT.

THIS LETTER OF CREDIT IS TRANSFERABLE, AT BENEFICIARY'S OPTION, AT NO COST TO BENEFICIARY. TRANSFER OF THIS LETTER OF CREDIT SHALL BE EFFECTED BY PRESENTATION TO US OF THIS LETTER OF CREDIT M ALL AMENDMENTS ACCOMPANIED BY A TRANSFER FORM IN FORM OF EXHIBIT A HERETO ATTACHED WITH THE BLANKS THEREIN COMPLETED. UPON SUCH PRESENTATION, WE SHALL FORTHWITH ENDORSE THIS LETTER OF CREDIT TO THE TRANSFEREE AND FORWARD SAME TO Tim TRANSFEREE WITH OUR ADVICE OF TRANSFER.

THIS LETTER OF CREDIT EXPIRES ON DECEMBER 6, 2002 (THE "EXPIRATION DATE"). IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL ONE (1) YEAR FROM THE EXPIRATION DATE, AND FOR AN ADDITIONAL ONE (1) YEAR PERIOD FROM EACH FUTURE EXPIRATION DATE THROUGH AND INCLUDING THE FINAL EXPIRATION DATE OF FEBRUARY 28, 2018, UNLESS AT LEAST FORTY-FIVE (45) DAYS PRIOR TO THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, WE NOTIFY BENEFICIARY BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY OVERNIGHT COURIER SERVICE WHICH PROVIDES PROOF OF DELIVERY (SUCH AS FEDERAL EXPRESS), THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. IF BENEFICIARY RECEIVES OUR N PORTION OF THIS LETTER OF CREDIT SHALL PRESENTATION, WITHIN THE THEN CURRENT EXPIRATION DATE, OF BENEFICIARY'S SIGHT DRAFT.

 THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED OR AMENDED BY REFERENCE TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT AND SHALL NOT BE DEEMED TO INCORPORATE ANY other AGREEMENT, DOCUMENT OR INSTRUMENT BY REFERENCE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590 ("ISP") AND AS TO ANY MATTERS NOT SPECIFICALLY COVERED BY THE ISP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE :CALL 213-345-0098.


              DRAFT                                        DRAFT
         FOR DISCUSSION                              FOR DISCUSSION
         PURPOSES ONLY                                PURPOSES ONLY
------------------------------                 ----------------------------
AUTHORIZED SIGNATURE                           AUTHORIZED SIGNATURE

                        THIS DOCUMENT CONSISTS OF 2 PAGES

                                    EXHIBIT 1
                                    ---------

                    INSTRUCTIONS TO TRANSFER LETTER OF CREDIT


                                    Dated:  June __, 2002
                                    Irrevocable Standby Letter of Credit No.___


[Name and Address of Issuer]



Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:



                                      --------------------------------
                                               (Name of Transferee)

                                      --------------------------------

                                      --------------------------------
                                               (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit (the "Letter of Credit"). Such transfer is in accordance with and permitted by the Lease Agreement (as defined in Exhibit A to the Letter of Credit).

By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof, provided, however that no rights shall be transferred to a transferee unless such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

The Letter of Credit and all amendments are returned herewith, and in accordance therewith, we ask you to endorse the Letter of Credit in favor of the transferee and forward same to the transferee with your advice of transfer. Exhibit A thereto will thereupon be deemed modified to reflect the change of the beneficiary to the transferee.

                                      Very truly yours,


                                      -----------------------------------


                                      By:
                                         --------------------------------
                                         [Name and Title]

                                    EXHIBIT B
                                    ---------

                        ADDITIONAL RULES AND REGULATIONS

         1. No tenant shall invite to the tenant's premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. Owner reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as Owner deems best for the benefit of the tenants generally and is not inconsistent with Owner's obligations under this Lease.

         2. Owner may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Tenant, Owner or Owner's managing agent or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Subject to the foregoing, Tenant's employees, agents and visitors shall be permitted to enter and leave the Building at all times. Each tenant shall be responsible for all persons for whom such tenant requests such permission and shall be liable to Owner for all acts of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgment of Owner or Owner's managing agent, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Owner may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Owner may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Owner for the protection of any tenant against the removal of property from the premises of the tenant. The Owner shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under or despite the provisions of this rule or any other rule or regulation.

         3. No tenant shall obtain or accept for use in its premises floor polishing, lighting maintenance, cleaning, or other similar services from any persons not authorized by Owner in writing to furnish such services, provided always that the charges for such services by persons authorized by Owner are competitive. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by Owner.

         4. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time.

         5. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would unreasonably or materially impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Owner, might cause any such impairment or interference.

         6. Except for ancillary personal use of a microwave oven by Tenant's employees, Tenant shall not permit any cooking within the Premises (unless specifically consented to in writing by Owner or specifically permitted pursuant to this Lease), and shall not permit any food odors emanating within the tenant's premises to seep into other portions of the Building. If Owner shall consent in writing to any cooking or installation of kitchen equipment in the tenant's premises, the tenant shall operate its dining room and kitchen equipment, if any, in a manner that will prevent odors and smoke from escaping into areas of the Building outside the tenant's premises, and shall, at its expense, (i) install and maintain appropriate filters and grease traps to prevent accumulation of grease in any duct, stack or flue used to exhaust fumes and vapors resulting from such food preparation and to prevent stopping up of the sewerage ejecting system of the Building if any of same are necessary or are required by any governmental authority, (ii) keep all range hoods and ducts therefrom, if any, clean and free of grease at all times so as to avoid fire hazard, and (iii) clean out the vertical exhaust flue and duct, if any, at least once per month, or more frequently as conditions require. The discharge of any fumes, vapors and odors which, by law must be discharged into a separate stack or flue, will not be permitted unless Tenant, at its expense, shall provide for such discharge in a proper manner.

         7. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them.

         8. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building. No premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

         9. The requirements of tenants will be attended to only upon application at the office of the Building or of Owner's managing agent. Employees of Owner or Owner's agents shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Owner or Owner's managing agent.

         10. The tenant's employees shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the Building (other than the Premises) used in common by the occupants thereof.

         11. Business machines and mechanical equipment of tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Premises, to such a degree as to be reasonably objectionable to Owner or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant at Tenant's sole cost and expense, in settings of cork, rubber or spring type vibration eliminators or otherwise installed in a manner sufficient to eliminate noise or vibration to the satisfaction of Owner.

         12. Owner, at the request of Tenant, shall maintain not more than 9 listings on the Building directory of the name of Tenant and of Tenant's personnel and permitted subtenants. Tenant shall pay to Owner, as Additional Rent, an amount (in no event less than one hundred ($100) dollars) equal to Owner's actual cost for each such change, plus forty (40%) percent of such cost as an administrative fee to Owner. The listing of any name other than that of Tenant, whether on the doors of the Premises, on the Building directory, or, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, it being expressly understood that any such listing is a privilege extended by Owner revocable at will by written notice to Tenant.

         13. (a) The service elevator is in operation only during business days during the hours of 9:00 a.m. to 11:00 a.m. and 2:00 p.m. to 4:00 p.m. Tenant shall provide Owner or Owner's agent with written notice not less than two (2) business days prior to the date on which Tenant desires to use the service elevator. Such notice must include a description of the materials to be moved and the approximate time(s) during which the movement is scheduled by Tenant. Tenant shall comply with all reasonable instructions from Owner or Owner's agent with regard to the time, method and procedures to be used with regard to such movement of materials and use of the service elevator. Tenant shall assume all risk of damage to articles moved and injury to the Building or other property or persons resulting from such movement of materials and/or use of the service elevator, and Owner shall not have any liability whatsoever with regard thereto. All movers used by Tenant shall be appropriately licensed and shall maintain adequate workers compensation, general liability and such other insurance as shall be required by Owner. Proof of such licensure and insurance coverage acceptable to Owner must be submitted to Owner at least twenty-four (24) hours prior to any move.

             (b) Any heavy equipment or bulky matter to be moved in or out of the Building requires special handling and Tenant agrees to employ only persons holding a Master Rigger's License to do said work. All such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. All such movements shall be made during hours which will least interfere with the normal operations of the Building as shall be determined by Owner, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

             (c) If, in Owner's reasonable determination, the materials to be moved by Tenant by means of the service elevator require the service elevator cab to be padded and/or otherwise protected, Tenant shall not use the service elevator unless and until such padding and/or other protection has been installed by Owner. Such installation shall be at Tenant's expense. If Owner shall elect to permit Tenant to use the service elevator after regular hours, or in such a manner that requires the supervision of Owner's employees (of which fact Owner shall be the sole judge), Tenant shall pay to Owner the cost of furnishing such after-hour service and/or supervision as shall be determined by Owner, with a three (3) hour minimum charge. The rate currently being charged by Owner for after-hours or supervised service elevator service is (i) $75.00 per hour, for service on business days during the hours of 8:00 a.m. to 6:00 p.m. and (ii) $150.00 per hour for service at any other time(s). Such rates are subject to change by Owner effective upon notice to Tenant.

             14. Tenant shall be solely responsible for locking-out and reestablishing elevator access to the Premises or any portion(s) thereof at such times as shall be determined by Tenant, and Owner and Owner's agents shall have no obligations, responsibilities or liabilities whatsoever with regard thereto.

                                    EXHIBIT C
                                    ---------

                            DESCRIPTION OF ROOF DECK






No warranty or representation is made or is to be implied as to the accuracy of the information reflected in this Exhibit. The information reflected in this
Exhibit is subject to errors, omissions or changes without notice. The plans in this Exhibit are not drawn to scale. Any and all plans and/or drawings provided are not to be relied upon for exact measurements and/or configurations. The location and dimensions of walls, partitions, columns, stairs and openings are approximate and subject to revisions due to mechanical work, job conditions and requirements of governmental departments and authorities, and no resulting deviation shall affect the rent or Tenant's obligations under this Lease.

                                    Roof Plan
                      622 Broadway Manhattan, New York City



                                [GRAPHIC OMITTED]

                                   EXHIBIT C1
                                   ----------


                                     ACP -5

                   NYC DEPARTMENT OF ENVIRONMENTAL PROTECTION
                            Asbestos Control Program
           59-17 Junction Boulevard, 8th Floor, Corona, NY 11388-5107

                             NOT AN ASBESTOS PROJECT





                               [FORM ACP5 OMITTED]

                                   EXHIBIT C-2
                                   -----------


                            CERTIFICATE OF OCCUPANCY

                              THE CITY OF NEW YORK
                             DEPARTMENT OF BUILDINGS

                            CERTIFICATE OF OCCUPANCY



                              [CERTIFICATE OMITTED]

                                    EXHIBIT D
                                    ---------


                                        Loan No.:_____________________


                       TAKE-TWO INTERACTIVE SOFTWARE, INC.

                                                    Tenant,


                                       and


              WASHINGTON MUTUAL BANK, F.A., SUCCESSOR BY MERGER TO
                                      THE DIME SAVINGS BANK OF NEW YORK, FSB,

                                                    Lender.

                            -------------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                           ---------------------------

                            Dated as of July 1, 2002


This instrument affects real and personal property situated in the State of New York, in Section 2, Block 522, Lot 5 on the Tax Map of New York County, known by the street address of 622626 Broadway, New York, New York 10012.

------------------------------------------------

------------------------------------------------


RECORD AND RETURN TO:

Washington Mutual Bank, F.A.,
successor by merger to
The Dime Savings Bank of New York, FSB
Commercial Lending - 13th Floor
EAB Plaza
Uniondale, New York 11556-0123
Att'n: Mr. James Regan
Title Company and No.: Chicago Title Insurance Company of New York Title Number:

             SUBORDINATION. NONDISTURBANCE AND ATTORNMENT AGREEMENT
             ------------------------------------------------------


         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), made as of the 1 s" day of July, 2002, by and among Take-Two Interactive Software, Inc., a corporation organized and existing under the laws of the State of New York, having an address at 575 Broadway, New York, New York 10012 ("Tenant"), WASHINGTON MUTUAL BANK, F.A., SUCCESSOR BY MERGER TO THE DIME SAVINGS BANK OF NEW YORK, FSB, a banking corporation chartered under the laws of the United States, having an address at EAB Plaza, Thirteenth Floor, Uniondale, New York 11556-0123 ("Lender"), and Moklam Enterprises, Inc., a corporation organized and existing under the laws of the State of New York, having an address at c/o Yuco Management, Inc., 475 Fifth Avenue, 19`h Floor, New York, New York 10017 ("Landlord"), WITNESSETH THAT:

         WHEREAS Tenant has entered into a certain lease dated as of July 1, 2002 between Landlord, as lessor, and Tenant, as lessee, as amended by a supplemental agreement dated even date therewith (collectively the "Lease"), which Lease covers a portion of the improvements now or hereafter erected on the premises described in Schedule A annexed hereto and made part hereof known as 622-626 Broadway, New York, New York (the "Premises"); and

         WHEREAS Lender is the holder of a certain Modified Promissory Note dated December 28, 1999 made by Landlord in favor of Lender, which is secured by a mortgage consolidation, modification and security agreement of even date therewith encumbering the Premises, as may hereafter be amended from time to time (the "First Mortgage Agreement"); and

         WHEREAS Lender is also the holder of a certain Promissory Note dated March 31, 2000 made by landlord in favor of Lender, which is secured by a mortgage of even date therewith encumbering the Premises, as same may hereafter be amended from time to time (the "Second Mortgage Agreement"; the First Mortgage Agreement and the Second Mortgage Agreement, as consolidated, are hereinafter jointly referred to as the "Mortgage Agreement"); and

         WHEREAS Tenant has requested that Lender agree not to disturb Tenant's possessory rights with respect to the Demised Space (as hereinafter defined) in the event that Lender should foreclose the Mortgage (as hereinafter defined), provided Tenant is not in default under the Lease beyond applicable periods of notice and grace and provided further that Tenant attorns to Lender; and

         WHEREAS Lender is willing so to agree on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other. good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby respectively covenant, represent, warrant, consent and agree as follows:

         1. The Lease and all of Tenant's right, title and interest thereunder are, and at all times shall be, subject and subordinate in all respects to the lien of the Mortgage Agreement, to all of the terms, conditions and provisions thereof and to all renewals, modifications, extensions, replacements and consolidations thereof, and substitutions therefor, and to each and every advance under any of the foregoing (collectively, the "Mortgage"), all without regard to the order of execution and delivery or to the order of recordation of the Mortgage and the Lease or any memorandum thereof.

         2. Tenant, with full knowledge that Lender, in entering into this Agreement, is relying upon the truth, accuracy and completeness of the statements made by Tenant herein, represents and warrants to Lender that:

               (a) The Lease is in full force and effect, has not been modified or amended, and is binding upon, and enforceable against, Tenant in accordance with its terms, subject to the provisions of Section 46.5 thereof. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the space demised under the Lease (the "Demised Space") and Tenant has no interest in the Demised Space or the Premises except pursuant to the Lease.

               (b) The commencement date of the Lease will occur upon the satisfaction of the conditions set forth in the supplemental agreement amending the Lease, at which time Tenant shall accept possession of the Demised Space. All alterations, improvements and work to be performed by Landlord pursuant to the Lease, if any, have been completed in a manner fully satisfactory to Tenant.

               (c) Tenant has paid base rent under the Lease in advance for the month of October 2002. Tenant is entitled to an abatement of Fixed Rent for the first two (2) months of the term of the Lease. No prepayment of any Rent for more than one month has been made to date or hereafter will be made.

               (d) Neither Tenant nor Landlord is in breach of, or in default under, the Lease, and Tenant knows of no event or condition which, with the passage of time or the giving of notice or both, would constitute such a breach or default.

               (e) Neither Tenant nor Landlord has commenced any action or received any notice with respect to the termination of the Lease.

               (f) Rent has been and shall be paid by Tenant free and clear of any and all defenses, offsets, claims, counterclaims, credits or deductions of any kind, except as otherwise specifically provided for in the supplemental agreement amending the Lease, in footnote 2 to the printed portion of the Lease, in Articles 9 and 10 of the Lease and pursuant to applicable law relating to constructive eviction.

               (g) Tenant has not transferred, encumbered, mortgaged, assigned, conveyed or otherwise disposed of Tenant's interest in the Lease.

         Tenant agrees at any time and from time to time upon not less than ten
(10) days' prior notice by Lender to execute, acknowledge and deliver to Lender a statement in writing certifying that the Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease, as modified, is in full force and effect and stating the modifications) and the date to which Rent has been paid, and stating whether or not (a) there is a continuing default by Landlord in complying with any obligation imposed upon Landlord in the Lease or (b) there shall have occurred any event which, with the giving of notice or passage of time or both, would become such a default, and, if so, specifying each such default or occurrence.


         3. Lender covenants and agrees with Tenant that, provided the Lease is in full force and effect and no default by Tenant exists thereunder after notice and the expiration of any cure period which are specifically provided for in the Lease with respect to such default, if any, (a) Tenant shall not be named or joined as a party defendant in any action or proceeding to foreclose the Mortgage (provided, however, that Tenant may be named or joined as a party defendant in any suit, action or proceeding for the appointment of a receiver, to quiet title to the Premises or to prevent impairment of Lender's security under the Mortgage and in any other suit, action or proceeding the purpose or intent of which shall be to enforce Lender's rights and remedies under the Loan Documents (as defined in the Mortgage Agreement), so long as same does not extinguish or interfere with the rights of Tenant under the Lease); and (b) neither a default by Landlord under the Mortgage nor a suit, action or proceeding to foreclose the Mortgage shall result in a cancellation or termination of the Lease or of the rights of Tenant thereunder. Nothing set forth in this paragraph is intended to impair or shall impair the right of Landlord to enforce any obligation of Tenant under the Lease or to take such action as is available to Landlord thereunder or under applicable law by reason of any default under the Lease beyond applicable periods of notice and grace.

         4. If Successor Landlord (as hereinafter defined) acquires fee title to the Premises, then, subject to the provisions of the following sentence, (a) Successor Landlord shall thereby succeed to the position of the lessor under the Lease, (b) Successor Landlord shall not disturb the possession of Tenant except in accordance with the terms of the Lease or this Agreement, and the Lease shall continue in full force and effect as a direct lease between Tenant and Successor Landlord upon all of the then executory terms, covenants, conditions and agreements set forth therein, and (c) tenant shall attorn to and recognize Successor Landlord as the lessor under the Lease and be bound to comply with all of the obligations imposed upon Tenant in the Lease (Tenant hereby

STATE OF                   )
                           ) ss.:
COUNTY OF                  )


         On the ____ day of ____________, in the year 2002, before me, the undersigned personally appeared________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



------------------------------------------
Signature and Office of individual
taking acknowledgment


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF YORK             )


         On the___ day of __________, in the year 2002, before me, the undersigned personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



------------------------------------------
Signature and Office of individual
taking acknowledgment


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF YORK             )


         On the ____ day of _____________, in the year 2002, before me, the undersigned personally appeared Raymond Yu, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



---------------------------------------
Signature and Office of individual
taking acknowledgment

                                   SCHEDULE A

                             DESCRIPTION OF PREMISES